                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
( )  Preliminary Proxy Statement
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                      James River Corporation of Virginia
                (Name of Registrant as Specified in its Charter)
                      James River Corporation of Virginia
                   (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
(X)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     4)  Proposed maximum aggregate value of transaction:
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule, or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

            JAMES RIVER CORPORATION OF VIRGINIA
                                                     March 14, 1994
Dear Shareholder:
      It is our pleasure to invite you to the Annual Meeting of Shareholders of James River Corporation of Virginia to be held at 4:00 p.m. (Eastern daylight time) on Thursday, April 28, 1994, at TheatreVirginia at the Virginia Museum of Fine Arts, 2800 Grove Avenue, Richmond, Virginia. A Notice of this Annual Meeting and a Proxy Statement covering the formal business of the meeting are enclosed, along with the Company's Annual Report to Shareholders for the fiscal year ended December 26, 1993. During the meeting, time will be provided for a review of operations for the past year and items of general interest about the Company.
      It is important that your shares be represented at the meeting whether or not you expect to attend; therefore, please promptly sign, date, and return the proxy card in the accompanying postage-paid envelope. Even though you execute this proxy, you may revoke it at any time before it is voted. If you attend the meeting, you will be able to vote in person if you wish to do so, even if you have previously returned your proxy card.
      We look forward to seeing you at the Annual Meeting.
                                                     Sincerely,
                                                     Robert C. Williams
                                                     CHAIRMAN, PRESIDENT, AND
   CHIEF EXECUTIVE OFFICER

                            JAMES RIVER CORPORATION
                                  OF VIRGINIA
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 1994
TO THE SHAREHOLDERS OF
JAMES RIVER CORPORATION OF VIRGINIA
      Notice is hereby given that the Annual Meeting of Shareholders of James River Corporation of Virginia (the "Company") will be held at 4:00 p.m. on Thursday, April 28, 1994, at TheatreVirginia at the Virginia Museum of Fine Arts, 2800 Grove Avenue, Richmond, Virginia, for the following purposes:
      1. To elect a Board of Directors consisting of ten (10) persons to serve for the ensuing year;
      2. To approve the appointment of Coopers & Lybrand as the Company's independent accountants for the fiscal year ending December 25, 1994;
      3. To consider and vote upon a proposal to amend and restate the Company's Stock Purchase Plan;
      4. To consider and vote upon a proposal to amend and restate the Company's 1987 Stock Option Plan;
      5. To consider and vote upon a proposal to amend and restate the Company's Deferred Stock Plan;
      6. To consider and vote upon a proposal to adopt the Company's 1993 Profit Sharing Plan for Salaried Employees;
      7. To consider and vote upon a proposal submitted by certain shareholders concerning the MacBride Principles, if presented; and
      8. To transact such other business as may properly come before the meeting.
      The close of business on February 17, 1994, has been fixed as the record date to determine the shareholders entitled to vote at the Annual Meeting.
      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED. Shareholders, whether or not they expect to attend the meeting in person, are requested to date, sign, and return the enclosed proxy card in the envelope provided, on which no postage is needed if mailed in the United States.
      A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 26, 1993, is being mailed to you with this Notice and the Proxy Statement.
      You are cordially invited to attend the meeting.
                                      By order of the Board of Directors,
                                      CLIFFORD A. CUTCHINS, IV
                                      CORPORATE SECRETARY
March 14, 1994

                            JAMES RIVER CORPORATION
                                  OF VIRGINIA
                                 P. O. BOX 2218
                            RICHMOND, VIRGINIA 23217
                                PROXY STATEMENT
                              GENERAL INFORMATION
     This Proxy Statement, which is being mailed to shareholders on or about March 14, 1994, is furnished in connection with the solicitation by the Board of Directors of James River Corporation of Virginia ("James River" or the "Company") of proxies in the form accompanying this Proxy Statement to be voted at the Annual Meeting of Shareholders to be held at 4:00 p.m. on April 28,
1994, at TheatreVirginia at the Virginia Museum of Fine Arts, 2800 Grove
Avenue, Richmond, Virginia, and any adjournment thereof.
     On February 17, 1994, there were 81,630,635 shares of common stock, par value $.10 per share ("Common Stock"), outstanding. Only shareholders of record of Common Stock at the close of business on February 17, 1994, will be entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. Each share of Common Stock is entitled to one vote on each matter presented to the shareholders. The Common Stock represented by each properly executed proxy will be voted in the manner specified by the shareholder. If no specific instruction is received, a proxy, when executed and not revoked, will be voted FOR the election of the nominated directors; FOR the approval of Coopers & Lybrand as the Company's independent accountants for the fiscal year ending December 25, 1994; FOR the amendment and restatement of the Company's Stock Purchase Plan, 1987 Stock Option Plan, and Deferred Stock Plan; FOR the adoption of the 1993 Profit Sharing Plan for Salaried Employees; and AGAINST the shareholder-submitted proposal. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote (including broker non-votes) on a matter will count toward a quorum but will have no effect on the action taken other than the proposal to amend and restate the Company's Stock Purchase Plan. With respect to this proposal, an abstention or withholding of authority to vote will have the effect of a vote against the proposal. Execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy has the right to revoke it at any time before it is voted by submitting written notice of revocation or a new proxy.
     The cost of solicitation of proxies will be borne by the Company. Solicitation will be made initially by mail; however, the directors, officers, and employees of the Company and its subsidiaries may, without additional compensation, solicit proxies by telephone, telegraph, or personal interview. The Company has engaged Georgeson & Company Inc. to solicit proxies from brokers, banks, and other institutional holders at an estimated fee of approximately $8,000 plus reimbursable expenses.
                             ELECTION OF DIRECTORS
     The Bylaws of the Company provide for a Board of Directors (the "Board") consisting of ten members effective April 28, 1994. Each of the directors will serve for a term which will run until the next annual meeting of shareholders or until his or her successor has been elected. W.J. Bowen, Richard H. Catlett, Jr., and William S. Woodside, who have served as directors since 1986, 1969, and 1982, respectively, and have reached the retirement age for directors, will not stand for re-election to the Board of Directors in 1994. Each of the nominees listed below has been nominated by the Nominating Committee for re-election, except for Anne Marie Whittemore, who is a new nominee in 1994.
     Although the Company anticipates that all of the nominees will be able to serve, if at the time of the meeting any nominees are unable or unwilling to serve, shares represented by properly executed proxies will be voted at the discretion of the persons named therein for such other person or persons as the Board of Directors may designate.
                                       1

INFORMATION ON NOMINEES

                                                                               DIRECTOR   BUSINESS EXPERIENCE AND DIRECTORSHIPS
            NAME                AGE            PRINCIPAL OCCUPATION             SINCE           IN OTHER PUBLIC COMPANIES
FitzGerald Bemiss(1)            71    Private Investor, Richmond, Virginia       1972     Has held present position for more
                                                                                          than five years. Retired from man-
                                                                                          agement consulting in 1992.
William T. Burgin(1)            50    Partner, Bessemer Venture Partners,        1978     Has held present position for more
                                      Wellesley Hills, Massachusetts                      than five years. Director of Galileo
                                                                                          Electro-Optics Corporation.
Worley H. Clark, Jr.            61    Chairman and Chief Executive Officer,      1993     Has held present position for more
                                      Nalco Chemical Company, Naperville,                 than five years. Director of NICOR
                                      Illinois (specialty chemicals company)              Inc., Northern Trust Corporation, USG
                                                                                          Corporation, and Bethlehem Steel
                                                                                          Corporation.
William T. Comfort, Jr.         56    Chairman, Citicorp Venture Capital,        1978     Has held present position for more
                                      Ltd. and Court Square Capital Ltd.,                 than five years.
                                      New York, New York (subsidiaries of
                                      Citibank, N.A. and Citicorp)
William V. Daniel               65    Managing Director, WFS Financial           1969     Has held present position for more
                                      Corporation, Richmond, Virginia (in-                than five years.
                                      vestment banking and financial ser-
                                      vices)
Bruce C. Gottwald               60    Chairman and Chief Executive Officer,      1972     From May 1992 to March 1994, served as
                                      Ethyl Corporation, Richmond, Virginia               President and Chief Executive Officer
                                      (petroleum additives and                            of Ethyl Corporation. Prior to May
                                      pharmaceutical business)                            1992, served as President and Chief
                                                                                          Operating Officer of Ethyl
                                                                                          Corporation. Director of Albemarle
                                                                                          Corporation, Dominion Resources, Inc.,
                                                                                          CSX Corporation, Tredegar Industries,
                                                                                          Inc., and First Colony Corporation.
Robert M. O'Neil                59    Director, The Thomas Jefferson Center      1987     Has held present position since Au-
                                      for the Protection of Free Ex-                      gust 1990; prior to that time, served
                                      pression, Charlottesville, Virginia                 as President of the University of Vir-
                                                                                          ginia for the period 1985-1990.
Joseph T. Piemont               70    Management Consultant, Charlotte,          1975     Has held present position for more
                                      North Carolina                                      than five years.
Anne Marie Whittemore(2)        47    Partner, McGuire, Woods, Battle &          --       Has held present position for more
                                      Boothe, Richmond, Virginia (attor-                  than five years. Director of Owens &
                                      neys-at-law)                                        Minor, Inc. and USF&G Corpora-
                                                                                          tion.
Robert C. Williams(1)           64    Chairman, President, and Chief Ex-         1969     Has held present position since Au-
                                      ecutive Officer of the Company                      gust 1992; became Chief Executive
                                                                                          Officer in November 1990; prior to
                                                                                          that time, served as President and
                                                                                          Chief Operating Officer of the Com-
                                                                                          pany. Director of NationsBank of
                                                                                          Virginia, N.A.

(1) Member of the Executive Committee.
(2) McGuire, Woods, Battle & Boothe serves as primary outside legal counsel to the Company.
                                       2

VOTE REQUIRED
     For the election of directors, the ten nominees receiving the greatest number of affirmative votes cast at the Annual Meeting of Shareholders will be elected.
BOARD OF DIRECTORS AND COMMITTEES
     The Board of Directors met on six occasions during 1993. All members of the Board, except for Mr. Woodside, attended at least seventy-five percent, in the aggregate, of the meetings of the Board and committees on which they served.
     During 1993, the Company's Board of Directors was reorganized into three groups -- Governance, Finance, and Operations. This reorganization was designed to provide for deeper individual involvement and understanding of all aspects of the Company's business and to increase each Board member's contributions and effectiveness. Each group reviews and recommends actions, within their applicable areas, for consideration and approval by the full membership of the Board. The Governance and Finance Groups also include certain interrelated committee functions.
     The Governance Group, whose members were FitzGerald Bemiss (Group Chairman), William T. Burgin, Worley H. Clark, Jr., and Robert C. Williams, directs the overall organization and structure of the Company and its businesses, performance and compensation matters, and nomination and succession planning. Within the Governance Group is the Compensation Committee, whose members were FitzGerald Bemiss (Committee Chairman), William T. Burgin, and Worley H. Clark, Jr. The Compensation Committee, which met on four occasions during 1993, including two meetings held by telephone, consists of only non-employee directors and is responsible for recommending the salaries and compensation programs for executive officers to the Board of Directors. This committee is also responsible for administering the Company's profit sharing plan for salaried employees, its stock option plans, and other benefit programs. None of the members of the Compensation Committee is entitled to participate in any of the Company's employee benefit plans.
     Also within the Governance Group is the Nominating Committee, whose members were FitzGerald Bemiss (Committee Chairman), William T. Burgin, Worley H. Clark, Jr., and Robert C. Williams. The Nominating Committee recommends to the Board of Directors the candidates for election as directors of the Company. The Board of Directors also considers candidates recommended by shareholders entitled to vote for the election of directors. Shareholder recommendations (including the nominee's name, biographical data, and written consent to serve as a director if elected) should be submitted to the Corporate Secretary of the Company.
     The Finance Group, whose members were William T. Comfort, Jr. (Group Chairman), Richard H. Catlett, Jr., William V. Daniel, and Robert M. O'Neil, is responsible for overseeing internal controls and audit functions, financial strategy and financing plans, and acquisitions and divestitures. Within the Finance Group is the Audit Committee, whose members were William T. Comfort, Jr. (Committee Chairman), William V. Daniel, and Robert M. O'Neil. The Audit Committee, which met on three occasions during 1993, consists of only non-employee directors. Throughout the year, the Audit Committee meets periodically with management, members of the Company's internal audit staff, and representatives of the Company's independent accountants. The Audit Committee reviews the scope of internal and external audit activities and the results of such audits and is responsible for making the annual recommendation to the Board of Directors of the firm of independent accountants to be retained by the Company.
     The Operations Group, whose members were Bruce C. Gottwald (Group Chairman), W.J. Bowen, Joseph T. Piemont, and William S. Woodside, reviews operating and strategic planning, total quality implementation, product and process improvements, and labor relations.
COMPENSATION OF DIRECTORS
     Each director, other than Mr. Williams, received an annual fee of $25,000 for serving as a director, plus reimbursement of expenses incurred in connection with attending meetings. In addition, under the current Board organization, each director, other than Mr. Williams, received a fee of $1,000 for each Board meeting attended, $2,000 for each Group meeting attended, $1,000 for each Committee meeting if held separately from a Group meeting, and $600 for participating in each meeting held by telephone. Directors who are employees of the Company do not receive any additional compensation for membership on, or attending meetings of, the Board of Directors or its groups or committees. In 1993, Mr. Bemiss received $11,255 for his services as a director of Jamont Holdings N.V., a pan-European consumer products joint venture in which James River has a 50% interest.
                                       3

     Effective as of May 1, 1983, the Company adopted the Deferred Compensation Plan for Outside Directors under which each non-employee director may elect to defer not less than $10,000 of his annual director's fees for a period of at least four years. Since the adoption of the plan, there have been several amendments which primarily provide for additional four-year deferral periods. The plan is administered by a committee whose members may, but need not, be directors and whose members may not be participants in the plan. The Company used the deferred directors' fees to purchase life insurance policies on the directors' lives and, in each case, agreed to make deferred payments which, in the aggregate, were intended at the time the policy was purchased to be generally equal, on an after-tax basis, to the proceeds of the policy. The plan provides participating directors with benefits according to schedules set forth in the plan or in individual agreements between the Company and each director. The minimum benefit that a director will earn is a return of his deferred fees, plus interest accrued at the six-month certificate of deposit rate in effect from time to time. Under the plan, the Company will pay the deferred benefits beginning on dates selected by the participants at the time the deferral elections are made and will pay death benefits to the beneficiary of a participant who dies before beginning to receive the deferred benefits. Benefits under the plan will be paid over a ten-year period, unless the aforementioned committee directs otherwise. The plan participants are unsecured creditors of the Company and have no right to any specific assets of the Company.
STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
     The Company adopted the Stock Option Plan for Outside Directors in June 1989 and amended and restated the plan as of April 11, 1991. The plan, which operates automatically according to its terms, provides for the grant of non-statutory options with terms of ten years to directors of the Company who are not full-time employees of the Company or a subsidiary ("Outside Director"). The Board of Directors is responsible for the plan's implementation but may not exercise any discretion concerning its administration. The plan provides for an initial grant of stock options for 3,000 shares of Common Stock to each person who first becomes a member of the Board of Directors as an Outside Director after June 8, 1989. The plan also provides for the grant of an option to purchase 1,000 shares of Common Stock as of each April 15th to each Outside Director who has been an Outside Director for at least nine months. All options under the plan are granted at exercise prices equal to the fair market value of the Common Stock on the date of grant and are exercisable immediately. RETIREMENT PLAN FOR OUTSIDE DIRECTORS
     The Company adopted a Retirement Plan for Outside Directors effective as of December 16, 1993, and amended the plan on February 18, 1994. The plan will provide benefits for Outside Directors who complete at least five years of eligible service. Eligible service is service as an Outside Director and service as a director of a predecessor company. An Outside Director who meets these requirements will receive an annual retirement benefit from the Company beginning on the later of (i) the date on which the Outside Director attains age 65 or (ii) the date on which the Outside Director ceases to be a director. The annual benefit will be equal to the annual retainer in effect on the date the Outside Director ceases to be a director. The annual benefit will be paid for a period of years equal to the lesser of (i) the Outside Director's period of eligible service or (ii) ten years. An Outside Director may elect to have the retirement benefit paid as a joint and 50% survivor form of payment during such period. The plan is unfunded, and the Outside Directors are unsecured creditors of the Company.
                                       4

STOCK OWNERSHIP OF MANAGEMENT
     The following table lists the number of shares of Common Stock beneficially owned by each director, certain executive officers, and all directors and executive officers as a group as of February 17, 1994. No directors or executive officers held any shares of preferred stock of the Company as of that date.

                                                                              NUMBER OF SHARES       PERCENT OF
                                  NAME                                     BENEFICIALLY OWNED (1)    CLASS (10)
Directors:
  FitzGerald Bemiss.....................................................              48,412            *
  W.J. Bowen............................................................              11,000            *
  William T. Burgin.....................................................              57,950(2)         *
  Richard H. Catlett, Jr................................................              29,750            *
  Worley H. Clark, Jr...................................................               5,000            *
  William T. Comfort, Jr................................................               9,000            *
  William V. Daniel.....................................................               6,888(3)         *
  Bruce C. Gottwald.....................................................             256,000            *
  Robert M. O'Neil......................................................               6,300            *
  Joseph T. Piemont.....................................................               6,800            *
  Anne M. Whittemore....................................................                   0            *
  Robert C. Williams....................................................             929,168(4)        1.1  %
  William S. Woodside...................................................               7,000            *
Other Named Executive Officers:
  Ronald B. Estridge....................................................             119,399(5)         *
  James K. Goodwin......................................................              30,047(6)         *
  Ernest S. Leopold.....................................................             160,943(7)         *
  Norman K. Ryan........................................................             161,867(8)         *
All directors and executive officers as a group (24 persons)............           2,229,670(9)        2.7  %

* Less than 1% of Class.
(1) Each person has sole voting and investment power over all of the shares listed, except as set forth below. The number of shares for each director (except Mr. Clark, Ms. Whittemore, and Mr. Williams) includes 6,000 shares that may be acquired within 60 days through the exercise of stock options. Mr. Clark's beneficial ownership includes 3,000 shares that may be acquired within 60 days through the exercise of stock options.
(2) Includes 3,000 shares held by his wife as custodian for their children as to which he disclaims any beneficial interest.
(3) Includes 84 shares held by his wife for which voting and investment power is shared.
(4) Includes 381,664 shares that may be acquired within 60 days through the exercise of stock options, 34,894 shares held in the Stock Purchase Plan, and 20,970 shares held by his wife for which voting and investment power is shared.
(5) Includes 94,801 shares that may be acquired within 60 days through the exercise of stock options and 325 shares held by his wife for which voting and investment power is shared.
(6) Includes 24,367 shares that may be acquired within 60 days through the exercise of stock options, 2,199 shares held in the Stock Purchase Plan, and 600 shares held by his wife and children for which voting and investment power is shared.
(7) Includes 152,067 shares that may be acquired within 60 days through the exercise of stock options, 153 shares held in the Stock Purchase Plan, 3,170 shares held in the James River II Salaried Employees Retirement Savings Plan, and 4,345 shares held in trust for which voting and investment power is shared.
(8) Includes 136,739 shares that may be acquired within 60 days through the exercise of stock options, 10,427 shares held in the Stock Purchase Plan, and 180 shares held in trust for which voting and investment power is shared.
(9) Includes 1,102,998 shares that may be acquired within 60 days through the exercise of stock options, 74,645 shares held in the Stock Purchase Plan, 3,414 shares held in the James River II Salaried Employees Retirement Savings Plan, and 50,743 shares held in trust or by spouses and children for which voting and investment power is shared.
(10) Any Common Stock not outstanding but which can be acquired through the exercise of options within 60 days by a shareholder named in the table is deemed outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such shareholder but is not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholder.
                                       5

                             PRINCIPAL SHAREHOLDERS
     The following table lists shareholders known by the Company to be the beneficial owners of more than five percent of the outstanding Common Stock as of the most recent practicable date.

                                                                   NUMBER OF
                                                                     SHARES               PERCENT OF
 TITLE                       NAME AND ADDRESS                      BENEFICIALLY           OUTSTANDING
OF CLASS                    OF BENEFICIAL OWNER                    OWNED (1)                SHARES
Common               NationsBank Corporation                       14,207,270(2)                17.4%
                     NationsBank Plaza
                     Charlotte, North Carolina 28255
Common               Sanford C. Bernstein & Co., Inc.               7,472,165(3)                 9.2%
                     One State Street Plaza
                     New York, New York 10004
Common               INVESCO MIM PLC                                5,970,737(4)                 7.3%
                     11 Devonshire Square
                     London EC2M 4YR
                     ENGLAND
Common               The Capital Group, Inc.                        4,128,020(5)                 5.1%
                     333 South Hope Street
                     Los Angeles, California 90071

(1) Each shareholder has sole voting and investment power over all of the shares listed, except as set forth below.
(2) As of December 31, 1993, NationsBank Corporation had sole voting power for 296,470 shares and sole investment power for 14,087,750 shares and had shared voting power for 2,700 shares and shared investment power for 9,684 shares. Includes 12,747,291 shares and 1,131,409 shares held by NationsBank of Virginia, N.A., a subsidiary of NationsBank Corporation, as Trustee for the Company's Stock Purchase Plan and the James River II Salaried Employees Retirement Savings Plan, respectively.
(3) As of December 31, 1993, Sanford C. Bernstein & Co., Inc., an investment advisory company, had sole voting power for 4,242,609 shares and had no voting power for the remaining 3,229,556 shares.
(4) As of December 31, 1993, INVESCO MIM PLC, a holding company for investment advisory subsidiaries, had shared voting and investment power for all of these shares.
(5) As of December 31, 1993, The Capital Group, Inc. had sole voting power for 2,060,720 shares, had no voting power for the remaining 2,067,300 shares, and disclaims beneficial ownership of all 4,128,020 shares which are owned by various institutional investors.
                                       6

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM COMPENSATION
                                                                                                       AWARDS
                                                                                                              SECURITIES
                                                      ANNUAL COMPENSATION                  RESTRICTED         UNDERLYING
          NAME AND                                                     OTHER ANNUAL          STOCK             OPTIONS/
     PRINCIPAL POSITION          YEAR     SALARY        BONUS        COMPENSATION (2)     AWARD(S) (5)         SARS (6)
                                            ($)          ($)               ($)                ($)              (NUMBER)
Robert C. Williams                1993    824,615              0                0            252,000(3)              0
Chairman, President, and          1992    760,000              0          636,368                  0            30,000
Chief Executive Officer           1991    703,115         65,000(1)       *                        0            27,200
Norman K. Ryan                    1993    323,077              0                0            252,000(3)              0
Executive Vice                    1992    300,000              0           22,824                  0            15,000
  President                       1991    300,000         65,000          *                        0            12,000
Ernest S. Leopold                 1993    313,846              0                0            157,500(3)              0
Executive Vice                    1992    300,250              0           37,928                  0            10,000
President                         1991    300,000         21,198          *                        0            12,000
James K. Goodwin                  1993    288,462              0                0            252,000(3)              0
Executive Vice                    1992    256,307              0                0                  0            52,000
President                         1991    150,385         60,154          *                  402,000(4)         10,550
Ronald B. Estridge                1993    261,923              0                0            151,200(3)              0
Senior Vice President             1992    255,000              0           18,403                  0             6,000
                                  1991    255,000         17,493          *                        0             8,000

          NAME AND                ALL OTHER
     PRINCIPAL POSITION        COMPENSATION (7)
                                     ($)
Robert C. Williams                  56,007
Chairman, President, and            38,778
Chief Executive Officer             *
Norman K. Ryan                      18,124
Executive Vice                      15,858
  President                         *
Ernest S. Leopold                   19,918
Executive Vice                      18,481
President                           *
James K. Goodwin                     6,780
Executive Vice                       6,593
President                           *
Ronald B. Estridge                   8,511
Senior Vice President                8,522
                                    *

*Under Securities and Exchange Commission ("SEC") transition rules, no disclosure is required.
(1) Mr. Williams did not participate in payments from the Profit Sharing Plan but was granted a year-end bonus by the Board of Directors in 1991.
(2) The amounts disclosed herein represent the tax reimbursement associated with distributions for annuity purchases made in 1992 and also, in the case of Mr. Williams, the tax reimbursement paid in 1992 associated with a distribution for an annuity purchase made in a prior year. These annuities were purchased pursuant to the Supplemental Benefit Plan which is discussed herein under the heading "Pension Plan".
(3) In June 1993, the named executive officers received the following grants of units representing hypothetical shares of Common Stock under the Company's Deferred Stock Plan which vest in equal annual increments over the number of years indicated: Robert C. Williams, 12,000 units, two years; Norman K. Ryan, 12,000 units, six years; Ernest S. Leopold, 7,500 units, five years; James K. Goodwin, 12,000 units, eight years; and Ronald B. Estridge, 7,200 units, six years.
(4) Mr. Goodwin became an employee of the Company in May 1991. In connection with his becoming an executive officer of the Company, he received a grant of 16,000 units representing hypothetical shares of Common Stock under the Company's Deferred Stock Plan; these units will vest in equal annual increments over eight years.
(5) The number and value ($18.50 per unit) as of December 26, 1993, of the restricted Common Stock holdings for the named executive officers were:
    Robert C. Williams, 16,213 units, $299,941; Norman K. Ryan, 17,918 units, $331,483; Ernest S. Leopold, 13,151 units, $243,294; James K. Goodwin, 25,398 units, $469,863; and Ronald B. Estridge, 11,610 units, $214,785.
    These units are hypothetical shares of Common Stock that are currently subject to vesting restrictions under the Deferred Stock Plan. Under the Deferred Stock Plan, the grantee's interest in the hypothetical shares of Common Stock becomes vested in equal annual increments over a period of time established for each grantee by the Compensation Committee; the vesting schedules established for the named executive officers range from two years to eight years. At the end of each fiscal year, dividends which would have accrued on such shares are credited to each grantee's account in the form of additional hypothetical shares. Upon irrevocable election of the grantee at the time of the award, awards are paid either (i) as amounts become vested or (ii) in installments upon retirement or after age 65. Messrs. Ryan, Leopold, Goodwin, and Estridge elected a pre-retirement payout for a portion of their grants.
                                       7

(6) During the year ended December 26, 1993, there were no grants of stock options or stock appreciation rights (SARs) to the named executive officers, therefore no table has been included for Option/SAR Grants in the last fiscal year.
(7) These amounts include Company contributions to the Stock Purchase Plan, the Supplemental Deferral Plan, and an enhanced life insurance plan. In addition, the amount disclosed for Mr. Williams includes $2,256 representing the Company's portion of the premium paid in 1993 on a term life insurance policy for his benefit. Company contributions allocated under the Stock Purchase Plan and the Supplemental Deferral Plan, respectively, to the named executive officers for 1993 were: Robert C. Williams, $7,075 and $17,688; Norman K. Ryan, $7,975 and $2,617; Ernest S. Leopold, $7,975 and $2,340; James K. Goodwin, $5,896 and $0; and Ronald B. Estridge, $7,729 and $782. The remainder of the amounts disclosed for 1993, if any, represent the Company contributions allocated to these individuals under an enhanced life insurance plan offered to certain officers as an alternative to the group universal life insurance plan.
     Mr. Williams has historically had an employment contract with the Company that provides a minimum amount of salary to be paid during the term of the contract. This contract contains clauses prohibiting him from competing, directly or indirectly, with the Company or its subsidiaries during the term of the contract or while he is entitled to receive any payments thereunder. The Board of Directors approved the amendment of his contract for a term of employment through January 1996, effective January 1, 1993. The contract provides that Mr. Williams will receive an annual salary of not less than $900,000 effective July 1993. In the event of his death or disability, his salary will continue to be paid for one year. The contract further provides that Mr. Williams will receive, in addition to his benefits accrued under the Company's pension plan, $12,000 per year for ten years, or an annuity of the equivalent actuarial value, upon his retirement at or after age 65. In the event of his death prior to the receipt of all benefits to which he is entitled under this contract, the remaining benefits will be paid to his spouse, if living, or to his estate. On January 1, 1993, the Company also entered into an ancillary letter agreement with Mr. Williams which provides for the continuation of certain existing benefits as post-retirement benefits; in addition, Mr. Williams will be eligible to receive compensation as a non-employee director in connection with his continuing to serve on the Board of Directors after his retirement from employment. This agreement also provides for a post-retirement consulting arrangement through April 30, 2002, for continuing consulting services to the Board at an annual fee of $162,000; this fee will be reduced by any amounts paid to him as a director of James River or its affiliates.
     Mr. Leopold has a supplemental retirement benefit agreement which provides for a minimum annual retirement benefit if he retires from employment with the Company in addition to the benefits accrued under the Company's pension plan. This benefit is based upon his age at retirement. Mr. Leopold's minimum annual benefit increases from $83,000, if he retires currently, to $98,000 if he retires at age 62 or older. The minimum benefits will be reduced by the annual benefits derived from employer contributions that are payable to him under the Company's retirement plan. In the event of his death during his employment, a survivor annuity providing similar benefits would be paid to his surviving spouse. On October 26, 1992, the Company entered into an ancillary letter agreement with Mr. Leopold which provides for salary or salary continuation, together with life, accident, and health insurance benefits, to be continued for a maximum of three years if the Company sells one or more significant parts of the Communications Papers Business and if Mr. Leopold does not obtain a comparable position with James River or the purchaser at a comparable salary level. If such sale occurs, the Company agrees, to the extent permitted by law, to accelerate the vesting of his outstanding stock options to the date of his retirement. The Company also agrees to increase his pension benefits to reflect an additional three years of service and age, if any such sale occurs and if Mr. Leopold does not remain with James River for two years thereafter, regardless of any employment offer from the purchaser.
                                       8

             AGGREGATE OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                                                OPTIONS/SARS                      OPTIONS/SARS
                       SHARES ACQUIRED      VALUE            AS OF 12/26/93 (1)                AS OF 12/26/93 (2)
       NAME              ON EXERCISE       REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
                          (NUMBER)           ($)         (NUMBER)         (NUMBER)            ($)              ($)
Robert C. Williams            0                0          399,664           44,316             0                0
Norman K. Ryan                0                0          141,494           23,666             0                0
Ernest S. Leopold             0                0          156,567           19,333             0                0
James K. Goodwin              0                0           24,367           38,183             0                0
Ronald B. Estridge            0                0           98,319           11,599             0                0

(1) No additional SARs may be issued under the Company's Stock Appreciation Rights Plan, although SARs which were previously granted and are still outstanding may be exercised in accordance with the provisions of the plan.
(2) All exercise prices for the unexercised options and SARs held by the named executives as of December 26, 1993, exceeded the closing price of $18.50 for Common Stock as of that date; thus, no value is disclosed.
PENSION PLAN
     The Company provides a pension plan for salaried employees under which participating employees contribute 1% of their pensionable earnings. Pensionable earnings include base salary, overtime compensation, profit sharing, bonuses, and commissions. Annual benefits payable under the plan are currently equal to the product of the participant's years of service while contributing to the plan, up to 30 years, multiplied by the sum of 1.05% of a participant's
"Average Pay" (the average of a participant's highest five consecutive years of pensionable earnings) plus .65% of a participant's Average Pay in excess of covered compensation (the average of the taxable Social Security wage bases during a participant's work lifetime, up to 35 years). A participant will be vested in the portion of benefits attributable to Company contributions (i) after five years of service or (ii) if the participant's contributions remain in the plan until retirement, in the event of termination of employment prior to retirement eligibility.
     An alternative pension benefit formula may be used to calculate the pension benefit for service through December 31, 1988, for employees who participated in the plan prior to January 1, 1989. However, if the current formula provides a greater benefit at retirement for such service, that formula will apply.
     Effective in 1993 under Internal Revenue Service regulations, the maximum annual benefit which may be paid to any retiree from the plan, attributable to employer contributions, is $115,641. This amount may be increased to take into account increases in the cost of living; effective January 1, 1994, this amount was increased to $118,800. The Company also maintains the Supplemental Benefit Plan which provides eligible individuals with the difference between the benefits they actually accrue under the pension plan and the benefits they would have accrued under such plan but for the maximum benefit and compensation limitations imposed by law. The Supplemental Benefit Plan also provides eligible individuals with a benefit that approximates the additional benefit that would have been payable under the pension plan had the benefit formula in effect on December 31, 1988, continued in effect. Participants in the Supplemental Benefit Plan are general creditors of the Company. The supplemental benefits are to be paid by the Company as the benefits become payable, except as described below. The Company maintains a supplemental benefit trust to provide benefits under the Supplemental Benefit Plan. The assets of the trust are subject to the claims of the Company's creditors in the event of bankruptcy or insolvency.
     The Supplemental Benefit Plan provides that the accrued benefits under the plan may be distributed at the discretion of the Company. The Company has made distributions to certain eligible individuals providing each such individual with an annuity, on an after tax basis, approximating the individual's accrued benefit under the Supplemental Benefit Plan as of a specified date, including in the case of Mr. Williams, his benefits through February 1, 1995, representing the end of his then existing contract period. Each annuity will be payable by an insurance company under an annuity contract owned by the individual. No amounts were distributed for annuity purchases during 1993. To the extent accrued benefits have been distributed, the individual relinquishes his claims for those benefits under the Supplemental Benefit Plan. Since the determination of
                                       9
an individual's accrued benefit is made without regard to future actuarial increases, the distributions may not represent the individual's total benefit to be received under the Supplemental Benefit Plan.
                  APPROXIMATE ANNUAL PENSION BENEFIT AT AGE 65

FINAL AVERAGE                           YEARS OF SERVICE
     PAY             10           15           20           25           30
 $  200,000       $ 32,420     $ 48,630     $ 64,839     $ 81,049     $ 97,259
 400,000            66,420       99,630      132,839      166,049      199,259
 600,000           100,420      150,630      200,839      251,049      301,259
 800,000           134,420      201,630      268,839      336,049      403,259
 1,000,000         168,420      252,630      336,839      421,049      505,259

     The pensionable earnings for each of the named executive officers are not materially different from the amounts disclosed in the salary and bonus columns in the Summary Compensation Table. The estimated years of benefit service, as of normal retirement at age 65, for the named executive officers are: Robert C. Williams, 30 years; Norman K. Ryan, 20 years; Ernest S. Leopold, 13 years; James
K. Goodwin, 20 years; and Ronald B. Estridge, 24 years. The above table shows the approximate annual pension benefit which would be provided to salaried employees, under the benefit formula effective January 1, 1989, upon retirement at age 65 assuming that a single life annuity has been elected. The amounts in the table are not subject to reduction for Social Security or other offset amounts. The pension table includes benefits under the Supplemental Benefit Plan, some of which will be provided by the annuities purchased, if any, as described above.
                                       10

                               PERFORMANCE GRAPH
     James River is subject to SEC rules which require all public companies to present a graph of total investment return in their annual proxy statement. The rules require a line graph which compares James River's five-year cumulative shareholder return on its Common Stock with the Standard & Poor's ("S&P") 500 Stock Index and either a published industry index or an index of peer companies selected by the Company. The graph below presents a comparison of James River's performance with the S&P 500 Stock Index and the S&P Paper and Forest Products Industry Index, assuming that investments of $100 were made on December 31, 1988, and that dividends were reinvested. During 1990, James River changed its fiscal year from one ending on the last Sunday in April to one ending on the last Sunday in December. In order to provide comparability among the indices, shareholder returns have been presented on a calendar year basis from December 31, 1988, through December 31, 1993.




             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
              JAMES RIVER CORPORATION OF VIRGINIA, S&P 500 INDEX,
                AND S&P PAPER AND FOREST PRODUCTS INDUSTRY INDEX


                   (GRAPH AS DEFINED BY THE FOLLOWING DATA POINTS)


                           1988      1989      1990     1991     1992     1993
James River                $100   $100.94    $95.88    $75.24   $71.76   $76.96

S&P 500 Stock Index        $100   $131.69   $127.60   $166.47  $179.15   $197.21

S&P Paper & Forest
 Products Industry
 Index                     $100   $121.28   $109.57   $138.98  $158.91   $175.13





            James River                          $100       $100.94      $ 95.88      $ 75.24     $ 71.76      $ 76.96
            S&P 500 Stock Index                  $100       $131.69      $127.60      $166.47     $179.15      $197.21
            S&P Paper & Forest
              Products Industry Index             $100       $121.28      $109.57      $138.98     $158.91      $175.13

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     The Compensation Committee of the Board of Directors (the "Committee") has the responsibility for the design, development, and approval of the Company's executive compensation program.
     There are two objectives of this program. The first is to attract, retain, and competitively reward individual executives commensurate with their level of responsibility and experience. The second is to provide senior executives with meaningful incentives that align individual rewards to company performance, thereby enhancing long-term profitability and maximizing shareholder value.
     In order to balance the objectives of short-term salary competitiveness and long-term value, the Company's executive compensation program has four principal components -- base salary, annual cash profit sharing, the granting of options to purchase the Company's Common Stock, and the award of hypothetical shares of Common Stock pursuant to the Company's Deferred Stock Plan.
BASE SALARY
     Base salary is intended to attract, retain, and competitively reward individuals. Of the four principal components of the executive compensation program, it is least affected by Company performance. The objective is to provide a base level of compensation that is competitive when benchmarked against similar positions within companies of similar size and scope, especially those in the forest products and consumer products industries.
     To derive competitive base salary data, James River participates in a number of salary surveys which are administered by independent third party consultants. One of these surveys is specific to the paper and forest products industry while another covers companies in each of the paper and forest products, consumer products, and general industries. While these surveys provide competitive compensation data in the aggregate, they do not identify participating companies. Therefore, it is impossible to evaluate or compare the financial performance of the participants to that of James River.
     The surveys do provide information with respect to the sizes of the companies participating. Some of them are significantly smaller or larger than James River. When establishing base compensation values, a statistical regression analysis is performed to take into account the varying sizes of the companies against which James River compares itself.
     This competitive information is utilized annually to evaluate and update a salary grade structure for all executive officers except for the chief executive officer (CEO). This grade structure reflects, on average, how the industrial community would competitively value a like position. The employees are assigned a salary grade level which includes a minimum, midpoint, and maximum. Where survey information exists, data for a particular position is analyzed and a midpoint, which corresponds to the average market value of the position, is derived. An executive's position within the grade range is a function of both quantitative and qualitative factors, including individual contribution level and length of time in position, among others. All of the executive officers, excluding the CEO, are at or below the midpoint of the range for their respective positions.
PROFIT SHARING
     Annual profit sharing is a short-term incentive program that is intended to reinforce the efforts necessary to maximize Company success while providing competitive amounts of variable pay tied directly to Company performance. Under the profit sharing plan in effect for the year ended December 26, 1993, specific return on equity ("ROE") targets generate a profit sharing pool determined as a percentage of pretax profits. Awards, if any, are distributed from the total pool to the various business units in relation to their contributions to the overall Company goals. If the Company as a whole does not meet its performance goals, no individual business unit payments are made, regardless of the performance level of any one business.
     The profit sharing pool, as described above, is distributed to all salaried employees, except the CEO, in amounts commensurate with their level of responsibility and individual contributions. Therefore an individual award earned, if any, is a function of overall Company performance and the individual's salary grade and contribution levels.
     As discussed earlier, individual grade levels are determined based on paper and forest products and general industry surveys for like positions. Each individual's contribution is measured by his or her goal attainment. These measurements include both quantitative (customer service, productivity, volume, etc.) and qualitative (project management skills, leadership ability, strategic management ability, commitment to employee development and training, etc.) performance factors. Based
                                       12
upon a year when the Company and the individual meet their performance objectives, the individual award amounts are designed to be competitive for individuals at like levels.
     The objective behind the allocation of profit sharing amounts to all salaried employees is to motivate them to cause the Company to perform better than competitors. The plan provides for above average variable pay when Company performance is high and below average variable pay when performance is below expectations. Based on the Company's performance in 1993, no profit sharing amounts were awarded. Consequently, the total cash compensation of the Company's executive officers, excluding the CEO, was below competitive averages when compared to paper and forest products and general industry survey information. STOCK OPTIONS
     The stock option program is viewed as a long-term incentive vehicle for rewarding future performance. Its objective is to align executive efforts with the maximization of Company performance correlating executive rewards with increases in shareholder value. By design the plan provides value to its participants only when shareholders benefit from stock price appreciation.
     Key employees, including the executive officers, are eligible to participate in this plan. Options are generally granted on an annual basis with terms of ten years and generally vest in equal installments over a period of three years. Options generally may not be exercised unless the individual remains in the employment of the Company for at least one year after the grant date. All stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.
     Individual awards under the stock option program are determined by grade level and influenced by individual performance. The grade level target amount for each participant is reflective of paper and forest products and general industry competitive survey data for comparable positions. This process of competitive comparison for option amounts is analogous to that used for base salary analysis. Aggregated, these individual amounts constitute the total number of options assignable to all plan participants for any given grant. Within this parameter, individual awards may be adjusted, either up or down, based upon individual performance.
     During 1993, the Compensation Committee authorized a stock option grant to a number of key employees. At the discretion of the Compensation Committee, the executive officers were not included in this grant. This decision was based in part on the fact that inclusion of the executive officers in this grant would have substantially reduced the number of options available under the plan for the remainder of the plan participants.
DEFERRED STOCK PLAN
     The primary objective of the Deferred Stock Plan is to encourage plan participants to remain in the employ of the Company and promote its success. A secondary objective of the plan, since participants are able to defer their vested award amounts until retirement, is to act as an effective supplemental retirement plan.
     It is the intent of the Compensation Committee to authorize awards under this program on an average of every five years. There have been three grants under this plan since its inception -- in 1984, 1989, and 1993. Participation is generally limited to those senior level executives with significant policy and decision making ability. Each participant in the Deferred Stock Plan is issued an award of hypothetical shares of the Company's Common Stock. The awards vest over varying lengths of time, but not longer than eight years. The actual award value realized by a participant is dependent upon his or her continued employment with the Company and the performance of the Common Stock.
     The number of shares for each executive officer is determined by taking a percentage of salary, based on the number of years until retirement, and dividing that amount by the fair market value per share on the date of grant. These formula amounts are then adjusted, either up or down, to reflect an individual's qualitative and quantitative performance.
     During 1993, the Compensation Committee authorized the grant of deferred stock to certain key senior executives. The purpose of the grant was to ensure continuity in the executive ranks as this is considered critical to the overall success of the Company. Since this grant was four years (instead of five years) from the previous one, it was discounted by more than 20% to adjust for the one year acceleration of the grant.
                                       13

MISCELLANEOUS
     Executive officers also participate in other Company benefit plans that are generally available to all salaried employees, such as group life and health insurance plans and stock purchase plans.
     In addition, the Company provides benefits to executives and other eligible employees under its Supplemental Benefit Plan, its Supplemental Deferral Plan, and an enhanced life insurance plan. The Supplemental Benefit Plan provides eligible individuals with the difference between the benefits they actually accrue under the Company's salaried employees pension plan and the benefits they would have accrued under such plan but for the maximum benefit and compensation limitations imposed by law. Pursuant to its Supplemental Benefit Plan, the Company has purchased and distributed to certain executive officers annuity contracts with respect to their accrued benefits as of specified dates. The Supplemental Deferral Plan allows eligible employees to defer the portion of their compensation that they are prevented from contributing under the Company's stock purchase plan due to limitations imposed by income tax regulations and to receive Company matching contributions, consistent with the stock purchase plan matching percentages, with respect to such deferred compensation in the form of hypothetical shares of Common Stock. The enhanced life insurance plan is offered to certain officers as an alternative to the group universal life insurance plan offered to all salaried employees. Other than with respect to the Supplemental Deferral Plan, where the benefits to be received upon termination of employment are based on the Company's stock price, benefits under these executive plans are not related to Company performance.
     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which was enacted in 1993, imposes a $1,000,000 limit on the amount of compensation that will be deductible by the Company with respect to the Chief Executive Officer and the four other most highly compensated executive officers. Performance-based compensation that meets certain requirements will not be subject to this deduction limit. The Company is proposing changes to its 1987 Stock Option Plan and has designed the 1993 Profit Sharing Plan for Salaried Employees with the intention of making these plans meet the requirements for performance-based compensation. The Company is proposing changes to its Deferred Stock Plan to authorize deferral of a participant's benefit if the benefit would otherwise not be deductible as a result of the $1,000,000 limit. The new limit will apply to taxable years beginning on or after January 1, 1994, which means that the limit is first effective for the Company's fiscal year ending in December 1995.
CEO COMPENSATION
     The Company has an employment contract with its Chief Executive Officer, Robert C. Williams, which is generally reviewed every two years. The contract outlines terms and conditions of employment including base salary and variable compensation.
     As stated earlier, of the various components of compensation, base salary is the least determined by Company performance. Factors such as leadership, individual performance, and functional roles are heavily considered.
     Before 1993, the last increase in Mr. Williams' base salary was in May 1991. In 1992, he assumed the responsibilities of Chairman in addition to his roles of CEO and President, for which he received no additional base salary. After careful consideration, in 1993 the Committee decided to raise his base compensation to $900,000 annually. This action reflected Mr. Williams' leadership ability and functional responsibility for the two most senior positions in the Company, i.e. Chairman/CEO and President/Chief Operating Officer.
     The CEO did not participate in the Company's profit sharing plan prior to 1994. However, in the past, the Compensation Committee has generally granted the CEO a bonus in years in which profit sharing awards were made under the profit sharing plan. Because of the Company's 1993 performance, no profit sharing awards were paid for 1993, and Mr. Williams did not receive a bonus for 1993.
     The Committee approved a grant of 12,000 hypothetical shares of Common Stock to Mr. Williams under the Deferred Stock Plan in 1993. Again, this was in recognition of Mr. Williams' leadership in the roles mentioned earlier and his substantial efforts on behalf of the Company.
                                       14

CONCLUSION
     The Committee believes that base compensation and the variable compensation plans outlined are appropriate for executives at James River, a large, integrated consumer paper products company. Overall performance in 1993, while still not at an acceptable level, showed improvement over 1992 results. The salary increases and hypothetical shares under the Deferred Stock Plan that were authorized by the Committee were viewed as necessary to ensure continuity in the executive group.
        FitzGerald Bemiss (Committee Chairman)
        William T. Burgin
        Worley H. Clark, Jr.
                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the Securities Exchange Act of 1934 and SEC regulations require the Company's directors, certain officers, and greater than ten percent shareholders to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. The Company undertakes to file such forms for its directors and officers pursuant to powers of attorney given to certain attorneys-in-fact. Such directors, officers, and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.
     Based solely on its review of copies of such reports received or written representations from such officers, directors, and ten percent shareholders, the Company believes that, during the fiscal year ended December 26, 1993, all
Section 16(a) filing requirements applicable to its directors, officers, and ten percent shareholders were met, except for one late Form 4 filing by Mr. Woodside to report the sale of 1,000 shares by his wife.
                            INDEPENDENT ACCOUNTANTS
     Upon the recommendation of the Audit Committee, the Board of Directors has appointed Coopers & Lybrand to serve as the independent accountants of the Company for its fiscal year ending December 25, 1994, and has directed a vote of shareholders to be taken to ascertain their approval or disapproval of that appointment. In the event the shareholders do not approve the appointment of Coopers & Lybrand, the selection of other independent accountants will be considered by the Board of Directors.
     A representative of Coopers & Lybrand is expected to be present at the Annual Meeting of Shareholders. He will have an opportunity to make a statement if he so desires and will be available to answer appropriate questions from shareholders.
                                 ANNUAL REPORT
     A copy of the Annual Report of the Company for the fiscal year ended December 26, 1993, is being mailed to you with this Notice and Proxy Statement. No part of the Annual Report shall be regarded as proxy soliciting material.
                  PROPOSALS RELATING TO EMPLOYEE BENEFIT PLANS
STOCK PURCHASE PLAN
     The Company has maintained the Stock Purchase Plan since 1973. The purpose of the plan is to encourage regular savings on the part of the Company's employees and to give them a proprietary interest in the Company and thereby promote its success. In order to further the plan's objectives, management proposes to amend and restate the plan in the form attached to this Proxy Statement as Exhibit A, contingent upon shareholder approval.
PROPOSED PLAN RESTATEMENT
     On December 10, 1993, the Board of Directors approved the proposed amendment and restatement of the plan, which is to become effective on July 1, 1994, and recommended that it be submitted to the shareholders for approval.
     Under the restated plan, all employees of the Company and its participating subsidiaries will be eligible to participate in the plan as of their date of hire. Participants may elect to contribute up to 10% of their compensation as pretax contributions
                                       15
under Section 401(k) of the Internal Revenue Code. The Company will make matching contributions as described below with respect to participants' contributions.
     Matching contributions will be made in shares of Common Stock or will be made in cash and invested by the trustee in Common Stock (except as described below). A bank will serve as the plan trustee. Participants' contributions may be invested, according to the participants' directions, in Common Stock or in any of the alternative investment funds offered under the plan. At least three alternative investment funds will be offered.
     Pretax contributions made by participants who have not attained age 57 must be invested in Common Stock in order to receive matching contributions from the Company. Participants who have not attained age 57 and who choose to invest their pretax contributions in the alternative investment funds will not receive matching contributions. Pretax contributions of participants who have attained age 57 will be matched, even if they are not invested in Common Stock. The Company will make matching contributions on behalf of the eligible participants pursuant to the following schedule:

                                  COMPANY CONTRIBUTION AS A
                                        PERCENTAGE OF
PARTICIPANT CONTRIBUTION AS A           PARTICIPANT'S
 PERCENTAGE OF COMPENSATION          TOTAL CONTRIBUTION
         1%                                  120%
         2%                                  100%
         3%                                   90%
         4%                                   80%
         5%                                   70%
         6%                                   60%

     The Company will make no matching contributions with respect to the portion of a participant's pretax contributions that exceeds 6% of the participant's compensation. Pretax contributions that are matched must remain invested in Common Stock until the earlier of (i) the date on which they have been held in the plan for 24 months or (ii) the date on which the participant attains age 57. Matching contributions must remain invested in Common stock until the participant attains age 57. Participants who have attained age 57 may direct the investment of all of their accounts (including matching contributions) into the plan's alternative investment funds. Subject to certain exceptions, contributions made before July 1, 1994, must remain invested in Common Stock until the participant attains age 57.
     Each participant will have a fully vested interest in all of his accounts under the plan. Distributions are normally made to a participant upon termination of employment. A participant (or his beneficiary) may elect to have his accounts distributed over a period of years after his retirement or death. Distributions may be made in cash or in Common Stock.
     A participant may make withdrawals from his accounts attributable to pretax contributions, and matching contributions made with respect to pretax contributions, after the participant attains age 59 1/2 or in the event of hardship. With limited exceptions, withdrawals may be made as of the end of any month from a participant's other accounts. Plan participants have the right to direct the trustee with respect to the voting, tender, and exercise of similar rights with respect to shares of Common Stock allocated to their accounts.
     Because of Canadian income tax laws, Canadian employees may not make contributions to the plan, and they are subject to other restrictions not imposed on United States employees.
     The Board of Directors may make future plan amendments without shareholder approval. However, if any amendments are made prior to the effective date of the proposed changes to Rule 16b-3 ("Rule 16b-3") of the Securities Act of 1934
(the "1934 Act") (currently scheduled to be September 1, 1994) that would materially increase the benefits accruing to participants under the plan, materially increase the number of securities that may be issued under the plan, or materially modify the requirements as to eligibility for participation in the plan, such amendments must be approved by the shareholders.
     Approximately 27,000 employees are currently eligible to participate in the plan. The following table shows an estimate of the contributions that would have been made to the plan for 1993 had the restated plan then been in effect. This table is based on the total after-tax and pretax contributions made by participants for the 1993 year and the matching rate that will be in effect for pretax contributions after the restatement. Contributions made on an after-tax basis in 1993 have been treated as pretax contributions in determining the amount of total employee contributions for the table, subject to the annual limitation imposed by the Internal Revenue Code. The employee contribution levels used to determine employer matching percentages
                                       16
for the table have been estimated based on actual contribution levels for a previous one-month period. For purposes of the table, all contributions are deemed to have been invested in Common Stock.
           ESTIMATED STOCK PURCHASE PLAN BENEFITS UNDER RESTATED PLAN

                                                                                              EMPLOYER
                                                                             EMPLOYEE         MATCHING
                                  NAME                                     CONTRIBUTIONS    CONTRIBUTIONS
                                                                                ($)              ($)
Robert C. Williams                                                                8,994            5,396
Norman K. Ryan                                                                    8,994            5,396
Ernest S. Leopold                                                                 8,994            5,396
James K. Goodwin                                                                  8,994            5,396
Ronald B. Estridge                                                                8,994            5,396
Executive Group                                                                 105,207           63,817
Non-Executive Officer Employee Group                                         26,547,114       18,577,137

PLAN BEFORE THE RESTATEMENT
     Prior to the restatement, the plan provided that employees could elect to make pretax contributions after they completed a year of service and after-tax contributions after they had attained age 18 and completed a 30-day period of service. Participants could elect to have contributions, from 1% to 10% of the participant's compensation, made in the form of pretax contributions or after-tax contributions. The Company contributed, with respect to after-tax contributions, 100% of the participant's contribution if it equalled 1% of his compensation, 65% of his contribution if it equalled 2% of his compensation, and 50% of his contribution if it equalled 3%, 4%, 5%, or 6% of his compensation. The Company contributed, with respect to pretax contributions, 110% of the participant's contribution if it equalled 1% of his compensation, 75% of his contribution if it equalled 2% of his compensation, and 60% of his contribution if it equalled 3%, 4%, 5%, or 6% of his compensation. Company matching contributions with respect to pretax contributions were 100% vested. Company matching contributions with respect to after-tax contributions became vested when the participant had made contributions to the plan for 24 months, when the participant had completed five years of service, or at other earlier dates specified in the plan.
     The plan provided for contributions to be invested in Common Stock. The trustee voted shares of Common Stock according to participants' directions. An alternative fixed income investment fund was available for participants who had attained age 59 1/2.
     Distributions from a participant's account invested in Common Stock could be made in Common Stock or in cash, except that such accounts of participants who were insiders ("Insiders") for purposes of Section 16 of the 1934 Act could only be distributed in whole shares of Common Stock, with fractional shares paid in cash. Any portion of a participant's account that was invested in the fixed income fund was paid in cash.
     In order to comply with Rule 16b-3, the plan provided that the shareholders must approve any amendment that would materially increase the benefits accruing to participants under the plan, materially increase the number of securities that may be issued under the plan, or materially modify the requirements as to eligibility for participation in the plan, with limited exceptions.
VOTE REQUIRED
     Adoption of the proposed amendment and restatement of the Stock Purchase Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting of Shareholders.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE STOCK PURCHASE PLAN.
                                       17

1987 STOCK OPTION PLAN
     The Company has maintained the 1987 Stock Option Plan since February 1987. The purpose of the plan is to give key employees an opportunity to acquire a proprietary interest in the Company and an additional incentive to promote its success, as well as to encourage them to remain in the employ of the Company. In order to further the plan's objectives, management proposes to amend and restate the plan in the form attached to this proxy statement as Exhibit B, contingent upon shareholder approval.
PROPOSED PLAN RESTATEMENT
     On December 10, 1993, the Board of Directors approved the proposed amendment and restatement of the plan and recommended that it be submitted to the shareholders for approval. The number of shares authorized to be issued under the plan is increased by 2,000,000 shares, to a total of 8,000,000 shares (including shares theretofore issued and shares reserved for issuance). Appropriate adjustments will be made in the number and kind of shares to be issued under the plan, the exercise price, and other relevant provisions in the event of a stock dividend, stock split, merger, or other similar change.
     Stock options may be granted to key employees of the Company and its subsidiaries and foreign affiliates. The plan limits the number of options that an employee may receive during a one-year period to 300,000 shares. Stock options may be incentive stock options under Section 422 of the Internal Revenue Code or nonstatutory options.
     The plan is administered by the Compensation Committee, which is a committee of non-employee directors. The Compensation Committee selects the key employees who are to receive options under the plan and determines the number of shares with respect to which each option is granted. Options are granted at an exercise price equal to the fair market value per share of the Common Stock on the date the option is granted (110% of the fair market value, in the case of incentive stock options granted to a 10% shareholder).
     The Compensation Committee determines the terms of options, including any vesting provisions and the provisions for exercise of options after termination of employment. The Compensation Committee may take such actions as it deems appropriate in the event of a change of control, a significant corporate change, or a spin-off of a subsidiary.
     The Compensation Committee may grant release rights with respect to nonstatutory options. Release rights allow a participant to release a portion of his nonstatutory options and receive in cash the value (the excess of the fair market value over the exercise price) of that portion of the options at the time of release. The number of release rights eligible for exercise is determined by a formula designed to approximate the participant's tax liability resulting from the exercise of options and release rights.
     Participants may exercise options by tendering cash or shares of Common Stock, or by making appropriate arrangements through a broker for delivery of the exercise price. The plan allows the Compensation Committee to establish alternative ways of allowing participants to satisfy their tax withholding obligations upon the exercise of options.
     Options are generally not transferrable. The plan permits the Compensation Committee to grant nonstatutory stock options that may be transferred to a participant's family member or to a trust established by a participant or a family member. Transferrable options may not be granted to Insiders unless permitted by Rule 16b-3.
     In order to comply with Rule 16b-3, the plan provides, as it did before the restatement, that the shareholders must approve any amendment that would materially increase the benefits accruing to participants under the plan, materially increase the number of securities that may be issued under the plan, or materially modify the requirements as to eligibility for participation in the plan, with limited exceptions.
     The Company will receive a tax deduction when an employee exercises a nonstatutory stock option, but generally will not receive such a deduction when an employee exercises an incentive stock option. A participant will be taxed on the amount by which the fair market value of the Common Stock exceeds the exercise price on the date the underlying Common Stock is sold for incentive stock options and on the date of exercise for nonstatutory stock options. The participant will also be taxed on the amount of cash received upon the exercise of release rights. Special tax provisions apply to persons who are Insiders. A participant may be subject to an alternative minimum tax when he exercises an incentive stock option on the amount by which the fair market value of the Common Stock exceeds the exercise price on the date of exercise. There are generally no federal income tax consequences to the Company or the participant at the time an option is granted.
                                       18

     Approximately 850 key employees are currently eligible to participate in the plan. Stock options are granted at no cost to the employee. On February 17, 1994, the market value of the Common Stock was $19.38 per share based on the closing price on the New York Stock Exchange Composite Tape.
PLAN BEFORE THE RESTATEMENT
     Prior to the restatement, the plan provided that 6,000,000 shares of Common Stock could be issued under the plan including shares theretofore issued or reserved for issuance, subject to adjustment in the event of stock splits or stock dividends. Stock options and release rights could be issued by the Compensation Committee to executive officers and other key employees of the Company and its subsidiaries and foreign affiliates who perform services of major importance in the management, operation, and development of the business.
     The plan provided that incentive stock options were granted for a term of ten years and nonstatutory options were granted for a term of ten years and one day. The exercise price was equal to the fair market value of Common Stock on the date of grant. Options generally became exercisable in three equal cumulative annual amounts beginning as early as one year after the date of grant, subject to the discretion of the Compensation Committee. Options were generally exercisable for two years after a participant's retirement, permanent disability, or death, although the Compensation Committee could grant options with extended exercise periods. The plan provided for the acceleration of the exercise period and the expiration date of options in certain circumstances, including a merger or sale of assets of the Company or the participant's retirement, permanent disability, or death, subject to limited exceptions. Options were not transferrable. The plan provided that holders of options could use previously owned shares of Common Stock, valued at the current market price, to pay the exercise price of nonstatutory options.
VOTE REQUIRED
     Adoption of the proposed amendment and restatement of the 1987 Stock Option Plan requires the affirmative vote of a majority of the votes cast for or against the proposal at the Annual Meeting of Shareholders.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE 1987 STOCK OPTION PLAN.
DEFERRED STOCK PLAN
     The Company has maintained the Deferred Stock Plan since 1984. The purpose of the plan is to provide certain senior executive officers of the Company and its subsidiaries with an additional incentive to promote the Company's success and to encourage them to remain in the employ of the Company. In order to further the plan's objectives, management proposes to amend and restate the plan in the form attached to this proxy statement as Exhibit C, contingent upon shareholder approval.
PROPOSED PLAN RESTATEMENT
     On December 10, 1993, the Board of Directors approved the proposed amendment and restatement of the plan and further amended the plan on February 18, 1994. The Board recommended that it be submitted to the shareholders for approval. The amendment increases the number of shares of Common Stock authorized to be issued under the plan by 1,000,000 shares, to a total of 2,050,000 shares including shares theretofore issued. Appropriate adjustments will be made in the number and kind of shares to be issued under the plan and other relevant provisions in the event of a stock dividend, stock split, merger, or other similar change.
     The plan authorizes the Compensation Committee, which administers the plan, to grant awards as it deems appropriate to senior executive officers of the Company and its subsidiaries. The Compensation Committee selects the executive officers who will receive awards under the plan and determines the number and amount of awards to be granted.
     Awards are determined as a dollar amount, which is converted into hypothetical shares of Common Stock based on the fair market value of the Common Stock as of the date of the award. The hypothetical shares are credited to a book account on the Company's records on behalf of the participant. As of the end of each fiscal year, dividends that would have accrued on the shares are credited to each participant's account in the form of additional hypothetical shares. A participant's interest in the hypothetical shares becomes vested in annual installments over a period of time established for each participant by the Compensation Committee. The plan is unfunded, and participants are general creditors of the Company.
                                       19

     Through an irrevocable election made by the participant at the time of the award, an award is paid either (i) as amounts become vested or (ii) in installments upon retirement or after age 65. Payments may be made in shares of Common Stock or in a combination of Common Stock and cash, as determined by the Compensation Committee, based on the fair market value of the Common Stock on the date of payment. Applicable withholding taxes will be withheld from distributions.
     The Compensation Committee is authorized to defer payment of a participant's plan benefit if the participant's benefit would not be deductible by the Company as a result of the $1,000,000 limit on deductible compensation for certain executives under the Omnibus Budget Reconciliation Act of 1993. The Compensation Committee may take such actions as it deems appropriate in the event of a change of control, a significant corporate change, or a spin-off of a subsidiary.
     In order to comply with Rule 16b-3, the plan provides, as it did before the restatement, that the shareholders must approve any amendment that would materially increase the benefits accruing to participants under the plan, materially increase the number of securities that may be issued under the plan, or materially modify the requirements as to eligibility for participation in the plan, with limited exceptions.
     Approximately 40 senior executive officers are currently eligible to participate in the plan. Deferred stock is granted at no cost to the employees. See the discussion of the 1987 Stock Option Plan above for recent information regarding the market value of Common Stock.
PLAN BEFORE THE RESTATEMENT
     Prior to the restatement, the plan provided that 1,050,000 shares of Common Stock could be issued under the plan, including shares theretofore issued, subject to adjustment in the event of stock splits or stock dividends. Awards were made as described above. The plan provided for payment as amounts became vested or in installments after retirement or after age 65. The Compensation Committee determined whether payments would be made in cash or in a combination of cash and Common Stock.
VOTE REQUIRED
     Adoption of the proposed amendment and restatement of the Deferred Stock Plan requires the affirmative vote of a majority of the votes cast for or against the proposal at the Annual Meeting of Shareholders.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE DEFERRED STOCK PLAN.
1993 PROFIT SHARING PLAN FOR SALARIED EMPLOYEES
     The Company has maintained a profit sharing plan for salaried employees since 1970 and now wishes to adopt a new profit sharing plan, effective as of December 27, 1993, contingent upon shareholder approval. The purpose of the plan is to provide eligible salaried employees with annual incentives to increase the productivity of the Company. In order to further the Company's objectives, management proposes that the shareholders approve adoption of the plan in the form attached to this proxy statement as Exhibit D.
PROPOSED PLAN
     On February 18, 1994, the Board of Directors approved the proposed 1993 Profit Sharing Plan for Salaried Employees and recommended that it be submitted to the shareholders for approval.
     All regular non-bargaining unit salaried employees (excluding employees who participate in other short-term bonus or incentive plans) of the Company and its U.S. and Canadian subsidiaries are eligible to participate in the plan. The plan provides for annual cash bonuses to eligible employees if the performance goals established under the plan are met.
     The Compensation Committee, which administers the plan, will establish the performance goals for the Company each year. Under the performance goals, specific return on equity targets generate a profit sharing pool determined as a percentage of pretax profits. Chart 1 attached to the plan sets forth the formula that will be used for calculating profit sharing (as described below) for the fiscal year beginning December 27, 1993, and each subsequent year until the Compensation Committee revises the chart (using the same format and criteria).
                                       20

     Each year, a total profit sharing pool will be computed as a specified percentage of the consolidated pretax, pre-profit sharing profits before extraordinary items of the Company and its U.S. and Canadian subsidiaries for the year, based on consolidated return on equity. The Compensation Committee may reduce the total profit sharing pool for a year if the Compensation Committee determines that such a reduction is in the best interests of the Company. The profit sharing pool will be allocated among all eligible employees based on their salary and responsibility level (which is determined by salary grade).
     Awards are paid in cash after the end of the fiscal year. Before awards are paid for a year, the Compensation Committee must certify that the performance goals and other requirements of the plan have been met. The maximum award that may be paid to an employee for any fiscal year is $1,000,000. Employees generally receive no profit sharing awards if their employment terminates prior to the last day of the fiscal year for reasons other than death, disability, retirement, temporary layoff, job elimination, or a divestiture.
     The Board retains the right to amend or terminate the plan; provided that the shareholders must approve any amendment that makes a material change to the plan to the extent that shareholder approval is required to meet Internal Revenue Code requirements.
     Approximately 6,800 employees are currently eligible to participate in the plan. If the plan as proposed had been in effect for the fiscal year ended December 26, 1993, no amounts would have been paid under the plan for the year. VOTE REQUIRED
     Adoption of the proposed 1993 Profit Sharing Plan for Salaried Employees requires the affirmative vote of a majority of the votes cast for or against the proposal at the Annual Meeting of Shareholders.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED 1993 PROFIT SHARING PLAN FOR SALARIED EMPLOYEES.
                                       21

                  SHAREHOLDER PROPOSAL ON MACBRIDE PRINCIPLES
     The shareholders listed below have informed management of their intention to present the following resolution at the Annual Meeting. The operations of Invercon Papermills are owned by Jamont U.K. Limited in which James River owns an approximate 43% indirect interest.

                                                           NUMBER OF SHARES OF
                   SHAREHOLDERS                       JAMES RIVER COMMON STOCK HELD
New York City Employees' Retirement System                       230,286
New York City Police Pension Fund                                 71,975
New York City Fire Department Pension Fund                        25,469
New York City Teachers' Retirement System                        322,900
  c/o Comptroller of the City of New York
  1 Centre Street
  New York, NY 10007-2341
The Minnesota State Board of Investment                           91,486
  Suite 105, MEA Building
  55 Sherburne Avenue
  St. Paul, MN 55155
New York State Common Retirement Fund                            484,400
  c/o Office of the State Comptroller
  A.E. Smith State Office Building
  Albany, NY 12236

PROPOSED RESOLUTION (reproduced as proposed)
WHEREAS, James River has an affiliate in Northern Ireland, Invercon Papermills; WHEREAS, employment discrimination in Northern Ireland has been cited by the
         International Commission of Jurists as being one of the major causes of the conflict in that country;
WHEREAS, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, has proposed several equal opportunity employment principles to serve as guidelines for corporations in Northern Ireland. These include:
         1. Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical, and technical jobs.
         2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work.
         3. The banning of provocative religious or political emblems from the workplace.
         4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groupings.
         5. Layoff, recall, and termination procedures should not in practice, favor particular religious groupings.
         6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin.
         7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees.
         8. The establishment of procedures to assess, identify, and actively recruit minority employees with potential for further advancement.
         9. The appointment of a senior management staff member to oversee the company's affirmative action efforts and the setting up of timetables to carry out affirmative action principles.
                                       22

RESOLVED, Shareholders request the Board of Directors to urge its affiliate in
          Northern Ireland to:
         1. Make all possible lawful efforts to implement and/or increase activity on each of the nine MacBride Principles.
PROPONENTS' STATEMENT OF SUPPORT
      -- Continued discrimination and worsening employment opportunities have been cited as contributing to support for a violent solution to Northern Ireland's problems.
      -- In May 1986, the United States District Court ruled in NYCERS v. American Brands, 634 F. Supp. 1382 (S.D.N.Y., May 12, 1986) that "all nine of the MacBride Principles could be legally implemented by management in its Northern Ireland facility."
      -- An endorsement of the MacBride Principles by James River's Northern Ireland affiliate will demonstrate its concern for human rights and equality of opportunity in its international operations. Please vote your proxy FOR these concerns.
               POSITION OF THE BOARD OF DIRECTORS OF THE COMPANY
     This proposal was rejected by 88%, 84%, and 86% of the votes cast for or against the proposal when it was previously submitted at the Annual Meetings held on April 11, 1991, April 30, 1992, and April 22, 1993, respectively.
     James River's concern for human rights and equality of opportunity is expressed in our policy of equal employment opportunity. Our policy and practice is to provide equal opportunity employment in all our locations without regard to age, race, color, sex, religion, or national origin. Employment practices that discriminate against any employee or applicant for employment are prohibited throughout the corporation. Fairness in all transactions and relationships is one of our fundamental values and beliefs.
     The Invercon mills, which are operations of Jamont U.K. Limited in which James River owns an approximate 43% indirect interest, market towel and tissue products in Northern Ireland, the Republic of Ireland, and Great Britain and manufacture such products from facilities in Larne. Invercon is in full compliance with the requirements of the "Fair Employment (Northern Ireland) Act 1989" and actively practices fair employment as an integral part of its personnel procedures. In all matters relating to religious equality of opportunity, Invercon is guided by the legislation and the associated
Code of Practice.
     With regard to the specific practices outlined in the MacBride Principles, Invercon essentially complies with these practices through an established program. Invercon is an equal opportunity employer in all job advertisements, and hiring procedures are based on the experience and qualifications needed to satisfy individual job requirements. Fairness is observed for all employees in training, advancement, layoff, and recall procedures. The display of potentially offensive religious or political emblems at the facilities is prohibited. Security for all employees at their jobs is considered a fundamental part of good management.
     The Board is aware that the British Government has opposed such approaches as the MacBride Principles as being likely to violate local anti-discrimination laws. It is also a matter of concern to the Board that a wide range of political opinion in Northern Ireland suggests that these approaches, contrary to their intentions, would contribute to a further deterioration of the business climate in Northern Ireland and would thus aggravate the employment problem for Catholics and Protestants alike.
     Your Board has reviewed the MacBride Principles as well as James River's commitment to equal employment opportunity and the constructive programs already in place at Invercon. It is our belief, on the basis of this review, that adoption of this proposal would not contribute to improvement of Northern Ireland employment practices nor would it further the interests of the Company's shareholders.
VOTE REQUIRED
     Adoption of this proposal requires the affirmative vote of a majority of the votes cast for or against this proposal at the Annual Meeting of Shareholders.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.
                                       23

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING
     The Company has no present knowledge of any other matters to be presented at the Annual Meeting of Shareholders. If any other matters should properly come before the meeting, and any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote such Proxy with respect to any such other matter in accordance with their best judgment.
                       PROPOSALS FOR 1995 ANNUAL MEETING
     Any shareholder desiring to make a proposal to be acted upon at the 1995 Annual Meeting of Shareholders must present such proposal to the Corporate Secretary of the Company, whose address is P.O. Box 2218, Richmond, Virginia 23217, not later than November 14, 1994, in order for the proposal to be considered for inclusion in the Company's Proxy Statement. Any such proposal must meet the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.
     The Company's Bylaws prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director at the 1995 Annual Meeting of Shareholders, notice of nomination must be given to the Corporate Secretary of the Company not earlier than December 1, 1994, but before January 1, 1995. The notice must describe various matters regarding the nominee, including the name, address, and occupation and the number of shares of Common Stock held by such person. For a shareholder to bring other business before the 1995 Annual Meeting of Shareholders, notice must be given to the Corporate Secretary of the Company between December 1, 1994, and January 1, 1995, and must include a description of the proposed business, the reasons therefor, and other specified matters. However, if the shareholder wishes a proposal to be considered for inclusion in the Company's Proxy Statement, such proposal must be presented not later than November 14, 1994, as explained above. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Corporate Secretary.
     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 26, 1993, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED BY ANY SHAREHOLDER AFTER APRIL 15, 1994, FREE OF CHARGE, UPON WRITTEN REQUEST TO JAMES RIVER CORPORATION OF VIRGINIA, ATTENTION: INVESTOR RELATIONS, P.O. BOX 2218, RICHMOND, VIRGINIA 23217, OR BY CALLING (804) 343-4900.
                                       24

                                                                       EXHIBIT A
                      JAMES RIVER CORPORATION OF VIRGINIA
                              STOCK PURCHASE PLAN
                  AMENDED AND RESTATED EFFECTIVE JULY 1, 1994
                               TABLE OF CONTENTS

                                                                                              PAGE
SECTION I                         ESTABLISHMENT OF STOCK PURCHASE PLAN                         A-3
SECTION II                                     DEFINITIONS
  2.1          Account....................................................................     A-3
  2.2          Affiliated Company.........................................................     A-3
  2.3          Beneficiary................................................................     A-3
  2.4          Board......................................................................     A-3
  2.5          Canadian Employee..........................................................     A-3
  2.6          Company....................................................................     A-3
  2.7          Company Stock..............................................................     A-3
  2.8          Company Stock Fund.........................................................     A-3
  2.9          Compensation...............................................................     A-3
  2.10         Effective Date.............................................................     A-4
  2.11         Employee...................................................................     A-4
  2.12         Employer or Employers......................................................     A-4
  2.13         ERISA......................................................................     A-4
  2.14         Highly Compensated Employee................................................     A-4
  2.15         Insider....................................................................     A-4
  2.16         Internal Revenue Code......................................................     A-4
  2.17         Leave of Absence...........................................................     A-4
  2.18         Matching Contributions.....................................................     A-4
  2.19         Participant................................................................     A-4
  2.20         Permanent Disability.......................................................     A-4
  2.21         Plan.......................................................................     A-4
  2.22         Plan Administrator.........................................................     A-4
  2.23         Plan Period................................................................     A-4
  2.24         Plan Year..................................................................     A-4
  2.25         Pre-Tax Contributions......................................................     A-4
  2.26         Prior Plan.................................................................     A-5
  2.27         Retirement Date............................................................     A-5
  2.28         Rule 16b-3.................................................................     A-5
  2.29         Service....................................................................     A-5
  2.30         Taxable Compensation.......................................................     A-5
  2.31         Trust Agreement............................................................     A-5
  2.32         Trustee....................................................................     A-5
  2.33         Trust Fund.................................................................     A-5
  2.34         Valuation Date.............................................................     A-6
SECTION III                                   PARTICIPATION
  3.1          Participation in the Salary Reduction Plan.................................     A-6
  3.2          Application for Participation..............................................     A-6
  3.3          Duration of Participation; Reemployment....................................     A-6
SECTION IV                                    CONTRIBUTIONS
  4.1          Pre-Tax Contributions......................................................     A-6
  4.2          Matching Contributions.....................................................     A-6
  4.3          Elections as to Contributions; Changes.....................................     A-7
  4.4          Time and Manner of Payment of Contributions................................     A-7
SECTION V                                       ACCOUNTS
  5.1          Participants' Accounts.....................................................     A-7
  5.2          Allocation of Contributions................................................     A-8
  5.3          Annual Addition and Benefit Limitations....................................     A-8
  5.4          Anti-Discrimination Test for Pre-Tax Contributions.........................     A-9
  5.5          Anti-Discrimination Test for Matching Contributions........................    A-10
  5.6          Highly Compensated Employees...............................................    A-11
  5.7          Distribution of Excess Contributions.......................................    A-12
  5.8          Correction of Error........................................................    A-12
SECTION VI                        VESTING AND DISTRIBUTION OF ACCOUNTS
  6.1          Vested Interest............................................................    A-13
  6.2          Distribution Upon Termination of Employment................................    A-13
  6.3          Death......................................................................    A-13
  6.4          Form and Time of Payment...................................................    A-13
  6.5          Benefits to Minors and Incompetents........................................    A-14

                                      A-1

  6.6          Location of Missing Participants...........................................    A-14
  6.7          No Guarantee of Values.....................................................    A-15
  6.8          Eligible Rollover Distributions............................................    A-15
SECTION VII                               WITHDRAWALS AND LOANS
  7.1          Hardship Withdrawals.......................................................    A-16
  7.2          Withdrawals During Employment..............................................    A-17
  7.3          Withdrawals During Employment by Canadian Employees........................    A-17
  7.4          Loans......................................................................    A-18
  7.5          Outstanding Prior Plan Loans...............................................    A-20
  7.6          Insiders...................................................................    A-20
SECTION VIII                               TRUST ARRANGEMENTS
  8.1          Appointment of Trustee.....................................................    A-20
SECTION IX                               INVESTMENT OF ACCOUNTS
  9.1          Investment Funds...........................................................    A-20
  9.2          Investment of Accounts by Participants Under Age 57........................    A-20
  9.3          Investment of Accounts by Participants Age 57 or Older.....................    A-21
  9.4          Directed Investments.......................................................    A-21
  9.5          Limitations on Directed Investments........................................    A-22
  9.6          Application to Beneficiaries and Alternate Payees..........................    A-22
  9.7          Order of Withdrawals and Loans from the Investment Funds...................    A-22
  9.8          Basis of Company Stock.....................................................    A-22
  9.9          Limitation on Insiders' Interests in Company Stock.........................    A-22
               Voting, Tender and Exercise of Similar Rights with Respect to Company
  9.10           Stock....................................................................    A-23
               Trustee's Responsibilities With Respect to Management of the Company Stock
  9.11           Fund.....................................................................    A-23
  9.12         Allocation of Income in Company Stock Fund.................................    A-23
               Allocation of Income in Investment Funds Other Than the Company Stock
  9.13           Fund.....................................................................    A-24
SECTION X                                  GENERAL PROVISIONS
  10.1         Nonalienation of Benefits..................................................    A-24
  10.2         Merger or Consolidation....................................................    A-24
  10.3         No Contract of Employment..................................................    A-24
  10.4         Non-Reversion..............................................................    A-24
  10.5         Construction and Severability..............................................    A-24
  10.6         Delegation of Authority....................................................    A-25
  10.7         Changes in Capital Structure...............................................    A-25
  10.8         Receipt of Rollovers and Trustee-to-Trustee Transfers......................    A-25
  10.9         Gender and Number..........................................................    A-25
SECTION XI                                 PLAN ADMINISTRATION
  11.1         Plan Administrator.........................................................    A-25
  11.2         Responsibilities...........................................................    A-25
  11.3         Delegation of Duties.......................................................    A-26
  11.4         Expenses...................................................................    A-26
  11.5         Compensation...............................................................    A-26
  11.6         Facility of Payment........................................................    A-26
  11.7         Benefit Claims Procedure...................................................    A-26
  11.8         Domestic Relations Orders..................................................    A-27
SECTION XII                                 AMENDMENT OF PLAN
  12.1         Reserved Power to Modify, Suspend or Terminate.............................    A-28
  12.2         Amendment Requiring Shareholder Approval...................................    A-28
  12.3         Distribution on Termination of Plan........................................    A-28
SECTION XIII                    ADOPTION OF PLAN BY AFFILIATED COMPANIES
  13.1         Adoption of the Plan.......................................................    A-28
  13.2         Withdrawal.................................................................    A-28
  13.3         Sale of Employer or Division...............................................    A-28
SECTION XIV                                     TOP HEAVY
  14.1         Top Heavy..................................................................    A-28
  14.2         Minimum Allocation.........................................................    A-29
  14.3         Compensation Limitation....................................................    A-29
  14.4         Benefit and Contribution Limitations.......................................    A-29

                                   SECTION I
                      ESTABLISHMENT OF STOCK PURCHASE PLAN
     James River Corporation of Virginia maintains this Stock Purchase Plan (the
Plan) for the benefit of its eligible Employees and the eligible Employees of its Affiliated Companies. The Plan is hereby amended and restated as of July 1, 1994. The Plan, as amended and restated, is intended to be a qualified profit sharing plan under Sections 401(a) and 401(k) of the Internal Revenue Code. The Plan is also intended, to the extent permissible, to qualify as a Section 404(c) plan for the purposes of the Employee Retirement Income Security Act of 1974, as amended.
                                   SECTION II
                                  DEFINITIONS
     Whenever used in the Plan, the following terms shall have the meanings set forth below unless otherwise expressly provided:
     2.1 ACCOUNT means a Participant's interest in the Trust Fund, which shall consist of the Participant's Accounts described in Section 5.1.
     2.2 AFFILIATED COMPANY means (a) any organization under common control (as described in Sections 414(b) and (c) of the Internal Revenue Code) with the Company or (b) any organization that is a member of an affiliated service group (as described in Section 414(m) of the Internal Revenue Code) of which the Company is a member.
     2.3 BENEFICIARY means the person or entity who is to receive any benefits payable from the Plan on account of a Participant's death. If the Participant is married, the Beneficiary is the Participant's surviving spouse and no written designation is required. If the Participant is not married, or if the Participant is married and the spouse consents, the Beneficiary is the person designated to receive such benefits. If, at the time of his death, a Participant has no spouse or designated Beneficiary, the Beneficiary is the personal representative of the Participant's estate, provided that satisfactory evidence of the appointment of a personal representative is furnished to the Plan Administrator within 90 days after the Participant's death. If no such evidence is received by the Plan Administrator, then the deceased Participant's Beneficiary shall be the Participant's distributees, as provided by law. A Participant may designate a person or entity to be his Beneficiary by filing a properly completed and executed form with the Plan Administrator. The interpretation of the Plan Administrator with respect to the designation of a Beneficiary shall be binding and conclusive upon all parties, and no person who claims to be a Beneficiary or any other person shall have the right to question any action of the Plan Administrator that, in the judgment of the Plan Administrator, fulfills the intent of the Participant who filed the designation. A Participant's Beneficiary is bound by the terms of the Plan.
     2.4 BOARD means the Board of Directors of the Company.
     2.5 CANADIAN EMPLOYEE means an Employee of James River-Marathon, Ltd., Canada Cup Inc., or any other Canadian Employer.
     2.6 COMPANY means James River Corporation of Virginia and any successor by merger or otherwise.
     2.7 COMPANY STOCK means common stock issued by the Company.
     2.8 COMPANY STOCK FUND means the investment fund maintained under the Plan for the investment of Participants' Accounts in shares of Company Stock.
     2.9 COMPENSATION means total wages paid or otherwise payable in cash to an Employee by his Employer during a Plan Year for personal services, including any salary continuation payments made under the James River Corporation Salary Continuation Plan to an Employee whose position is eliminated, but excluding payments under any other severance, salary continuation or layoff program and excluding salary continuation payments under the James River Corporation Salary Continuation Plan to an Employee who is involuntarily separated because of the Employee's inability to perform satisfactorily his job. Compensation shall also exclude bonuses, director's fees, reimbursement of moving expenses, compensation received in connection with insurance, stock options or other benefit plans, and any deferred compensation or other plan or program of deferred compensation. Compensation shall be determined without regard to any reduction in remuneration resulting from an election to have Pre-Tax Contributions made on his behalf pursuant to the Plan. In the case of an Employee who is employed
                                      A-3
by two or more Employers, the Employee's aggregate Compensation from all Employers shall be deemed to be his Compensation. Effective for Plan Years beginning after December 31, 1993 the total amount of annual Compensation taken into account under the Plan for an Employee may not exceed $150,000, or an adjusted amount determined pursuant to Sections 401(a)(17) and 415(d) of the Internal Revenue Code. For purposes of the anti-discrimination tests of Sections
5.4 and 5.5, Compensation means compensation for services performed for the Employer that is currently includable in gross income, increased by the Employee's Pre-Tax Contributions, elective contributions under a cafeteria plan and elective contributions under other arrangements permitted to be included under Section 414(s) of the Internal Revenue Code.
     2.10 EFFECTIVE DATE means, for the amended and restated Plan, July 1, 1994. The original effective date of the Plan was June 29, 1973.
     2.11 EMPLOYEE means a person employed by an Employer, other than as an independent contractor.
     2.12 EMPLOYER OR EMPLOYERS means the Company and any Affiliated Company that adopts the Plan with the consent of the Board.
     2.13 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations issued thereunder.
     2.14 HIGHLY COMPENSATED EMPLOYEE means an Employee described in Section
5.6.
     2.15 INSIDER means a person designated as an insider for purposes of
Section 16 of the Securities Exchange Act of 1934.
     2.16 INTERNAL REVENUE CODE means the Internal Revenue Code of 1986, as amended, or any subsequently enacted Federal revenue law. A reference to a particular section of the Internal Revenue Code shall include a reference to any regulations issued under the section and to the corresponding section of any subsequently enacted Federal revenue law.
     2.17 LEAVE OF ABSENCE means an Employee's absence without loss of employment status (regardless of whether Compensation is paid) if such absence is authorized by his Employer pursuant to uniformly applied standards because of injury, illness, the business of the Employer or personal reasons. Leave of Absence also includes service in the Armed Forces of the United States, provided that the Employee returns to the employment of an Employer within the period of time during which his re-employment rights as a veteran are protected by law.
     2.18 MATCHING CONTRIBUTIONS means contributions made by an Employer pursuant to Section 4.2.
     2.19 PARTICIPANT means any person who is an eligible Employee described in
Section 3.1 and who elects to participate in the Plan.
     2.20 PERMANENT DISABILITY means a disability that has rendered a Participant incapable of performing his customary or other comparable duties for his Employer. No Participant shall be declared Permanently Disabled unless his condition has existed for at least six consecutive months. A Participant shall not be deemed to be disabled if his incapacity arose while he was participating in a felonious criminal enterprise, if his incapacity resulted from his having engaged in a felonious criminal enterprise, or if his incapacity was a result of injury or disease incurred while in the military service of the United States (or another country) for which the Participant receives disability income benefits. The Plan Administrator shall determine whether a Participant has incurred a Permanent Disability in accordance with uniform principles consistently applied on the basis of such evidence as it deems necessary and advisable. The Plan Administrator may employ one or more physicians to examine a Participant and to investigate health or medical statements made by or on behalf of a Participant and may rely upon such evidence as it deems sufficient. The Plan Administrator's determination as to a Participant's Permanent Disability shall be final.
     2.21 PLAN means this Stock Purchase Plan, as amended from time to time.
     2.22 PLAN ADMINISTRATOR means the committee responsible for administering the Plan, as described in Section 11.
     2.23 PLAN PERIOD means a three-month period beginning on January 1, April 1, July 1 or October 1 of a Plan Year.
     2.24 PLAN YEAR means the calendar year.
     2.25 PRE-TAX CONTRIBUTIONS means contributions made by an Employer pursuant to Section 4.1.
                                      A-4

     2.26 PRIOR PLAN means the James River Corporation of Virginia Stock Purchase Plan, as in effect before the Effective Date of the restated Plan.
     2.27 RETIREMENT DATE means the first to occur of (a) the date on which the Participant has attained age 55 and has completed 15 years of Service, or (b) the date on which the Participant attains age 59 1/2.
     2.28 RULE 16b-3 means Rule 16b-3 of the Securities Exchange Act of 1934, including any corresponding subsequent rule or amendments thereto.
     2.29 SERVICE means an Employee's period of employment with the Employer and Affiliated Companies, beginning with the Employee's employment commencement date and ending with his severance from service date, and including the following:
     (a) An Employee's Service shall include periods during which the Employee was on a Leave of Absence or was laid off because of lack of work.
     (b) An Employee's Service shall include periods of service, as described above, with a predecessor employer whose stock or assets are acquired by an Employer or an Affiliated Company, except to the extent that the Board provides otherwise.
     (c) Transfers between Employers or Affiliated Companies shall not be deemed terminations of Service.
     An Employee's employment commencement date is the date on which he first performs an hour of service for the Employer or an Affiliated Company. An Employee's severance from service date is the first to occur of (i) the date on which an Employee terminates employment with the Employer and Affiliated Companies because he quits, is discharged, dies or retires or (ii) the first anniversary of the date on which the Employee is absent (with or without pay) from employment for any other reason (such as vacation, holiday, sickness, disability, leave of absence or layoff), if the Employee is still absent as of the anniversary date. This Section shall be administered in accordance with applicable Department of Labor regulations.
     2.30 TAXABLE COMPENSATION means the total annual compensation paid to an Employee by the Employer and Affiliated Companies during a Plan Year, as defined in the Treasury Regulations issued under Section 415 of the Internal Revenue Code. Taxable Compensation includes an Employee's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer and Affiliated Companies (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses). Except as provided below, Taxable Compensation does not include items such as:
     (a) Salary reduction contributions and other contributions made by the Employer or an Affiliated Company to a plan of deferred compensation to the extent that the contributions are not includable in the Employee's gross income for the taxable year in which they are contributed.
     (b) Amounts received from the exercise of a non-qualified stock option or from restricted property.
     (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option.
     (d) Other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee).
     Effective for Plan Years beginning after December 31, 1993, the amount of annual Taxable Compensation taken into account under the Plan for an Employee may not exceed $150,000, or an adjusted amount determined pursuant to Sections 401(a)(17) and 415(d) of the Internal Revenue Code. For purposes of Section 5.6, Taxable Compensation includes Pre-Tax Contributions, elective contributions under a cafeteria plan, and elective contributions under other arrangements required to be included under Section 414(q) of the Internal Revenue Code.
     2.31 TRUST AGREEMENT means the Trust Agreement for the Plan, which was entered into to create a Trust Fund to receive, hold, invest and dispose of assets under the Plan.
     2.32 TRUSTEE means NationsBank of Virginia, N.A., and any successor Trustee selected by the Board to hold and administer the Trust Fund. The Trustee shall be a fiduciary with respect to the Trust Fund.
     2.33 TRUST FUND means the assets held by the Trustee under the Trust Agreement.
                                      A-5

     2.34 VALUATION DATE means the last day of each calendar month, or such other, more frequent, date as the Plan Administrator may designate.
                                  SECTION III
                                 PARTICIPATION
     3.1 PARTICIPATION IN THE SALARY REDUCTION PLAN.
     (a) Each Employee who was eligible to participate in the Prior Plan immediately before the Effective Date shall be eligible to be a Participant in the Plan as of the Effective Date.
     (b) Each Employee who is not eligible to become a Participant pursuant to subsection (a) shall be eligible to become a Participant as of the later of (i) the date on which the Employee commences employment with the Employer or (ii) July 1, 1994.
     (c) Notwithstanding the foregoing, any Canadian Employee who is not already a Participant as of the Effective Date of the amended and restated Plan shall not be eligible to participate in the Plan.
     3.2 APPLICATION FOR PARTICIPATION.
     (a) Participation in the Plan shall be voluntary. An eligible Employee may elect to participate in the Plan by submitting an application in such form and at such time as the Plan Administrator shall designate. The election must be made before the date as of which the Employee's election to become a Participant will be effective.
     (b) When the Employer or an Affiliated Company acquires the stock or assets of a company, the Plan Administrator may establish a special enrollment period during which eligible Employees of that company may elect to participate in the Plan.
     3.3 DURATION OF PARTICIPATION; REEMPLOYMENT. A Participant shall continue to be a Participant until he no longer has assets credited to his Account. If a Participant or a person who was formerly a Participant terminates employment and then is reemployed by an Employer, he shall be eligible to be a Participant upon his reemployment.
                                   SECTION IV
                                 CONTRIBUTIONS
     4.1 PRE-TAX CONTRIBUTIONS. A Participant who is eligible to participate in the Plan may elect to have Pre-Tax Contributions made on his behalf by entering into a salary reduction agreement with his Employer in such form and at such time as the Plan Administrator shall designate. Under the agreement, his Employer will agree to reduce the Participant's Compensation by a designated percentage and to contribute that designated percentage to the Plan for the benefit of the Participant. The designated percentage may be from 1% to 10% of Compensation, provided that:
     (a) At any time during the Plan Year, the Plan Administrator may limit the percentage of Compensation that may be contributed for the benefit of Highly Compensated Employees, and
     (b) The maximum amount of Pre-Tax Contributions that may be made on behalf of a Participant during a calendar year is $7,000, or an adjusted amount as determined pursuant to Sections 402(g) and 415(d) of the Internal Revenue Code.
     4.2 MATCHING CONTRIBUTIONS.
     (a) Matching Contributions shall be made only with respect to a Participant's Pre-Tax Contributions that are invested in the Company Stock Fund pursuant to Section 9.2, if the Participant has not attained age 57. If the Participant has attained age 57, Matching Contributions shall be made with respect to the Participant's Pre-Tax Contributions, regardless whether the Pre-Tax Contributions are invested in the Company Stock Fund.
     (b) Each Employer shall make a Matching Contribution for its Participants equal to the following percentage of its Participants' Pre-Tax Contributions made on or after July 1, 1994 that qualify for a Matching Contribution pursuant to subsection (a):
                                      A-6

                                           THE EMPLOYER SHALL
                                       MAKE MATCHING CONTRIBUTIONS
                                         EQUAL TO THE FOLLOWING
                                            PERCENTAGE OF THE
                                          PARTICIPANT'S PRE-TAX
        IF A PARTICIPANT'S PRE-TAX       CONTRIBUTIONS DESCRIBED
            CONTRIBUTIONS ARE:             IN SUBSECTION (A):
         1% of Compensation                         120%
         2% of Compensation                         100%
         3% of Compensation                          90%
         4% of Compensation                          80%
         5% of Compensation                          70%
         6% of Compensation                          60%

     The Employer shall make no Matching Contribution with respect to the portion of a Participant's Pre-Tax Contributions that exceed 6% of the Participant's Compensation. Except with respect to Participants who have attained age 57, Matching Contributions will not be made with respect to Pre-Tax Contributions that are not invested in the Company Stock Fund pursuant to
Section 9.2.
     (c) Matching Contributions shall be made with respect to a Participant's Pre-Tax Contributions, regardless whether the Participant ceases to be an Employee before the Matching Contribution is made.
     4.3 ELECTIONS AS TO CONTRIBUTIONS; CHANGES.
     (a) A Participant may elect to have Pre-Tax Contributions made on his behalf, to change the contribution percentage prospectively, or to request a suspension or resumption of contributions by submitting an appropriate application, salary reduction agreement, or request in such form and at such time as the Plan Administrator shall designate. The Plan Administrator shall allow Participants to make such elections at least monthly. All elections made by a Participant shall continue in force until they are changed or until the Participant ceases to be a Participant.
     (b) A Participant's right to have Pre-Tax Contributions made on his behalf shall be automatically suspended during any Leave of Absence during which the Participant receives no Compensation. When the Participant returns to employment with his Employer, his contributions will resume as of the date of his return to employment at the contribution rate in effect at the time his Leave of Absence began, unless the Participant elects to suspend or change the rate of contributions.
     (c) If a Participant's Pre-Tax Contributions are suspended pursuant to
Section 7.1(c), the Participant may resume Contributions at such time as the Plan Administrator may designate after the suspension period required by Section 7.1(c).
     (d) A Participant shall not be permitted to make up suspended contributions, and Matching Contributions shall not be made for a Participant with respect to any suspended contributions.
     4.4 TIME AND MANNER OF PAYMENT OF CONTRIBUTIONS.
     (a) Pre-Tax Contributions shall be paid to the Trustee as of the earliest date on which they can reasonably be segregated from the Employer's general assets.
     (b) Matching Contributions shall be paid to the Trustee at least monthly. Matching Contributions may be made in cash or in Company Stock or in any combination of the two.
                                   SECTION V
                                    ACCOUNTS
     5.1 PARTICIPANTS' ACCOUNTS. The following Accounts, with such subaccounts as the Plan Administrator deems appropriate, shall be maintained for each
Participant:
     (a) MATCHED PRE-TAX CONTRIBUTIONS ACCOUNT, to which shall be credited Pre-Tax Contributions made on or after the Effective Date which are matched by the Employer with Matching Contributions;
     (b) UNMATCHED PRE-TAX CONTRIBUTIONS ACCOUNT, to which shall be credited Pre-Tax Contributions made on or after the Effective Date which are not matched by the Employer with Matching Contributions;
                                      A-7

     (c) MATCHING CONTRIBUTIONS ACCOUNT, to which shall be credited Matching Contributions made on or after the Effective Date and the balance of the Participant's Salary Reduction Matching Account under the Prior Plan, and earnings thereon;
     (d) PRE-TAX CONTRIBUTIONS ROLLOVER ACCOUNT, to which shall be credited assets transferred from other plans that are attributable to pre-tax contributions, and earnings thereon;
     (e) AFTER-TAX CONTRIBUTIONS ROLLOVER ACCOUNT, to which shall be credited assets transferred from other plans that are attributable to after-tax contributions, and earnings thereon;
     (f) EMPLOYER CONTRIBUTIONS ROLLOVER ACCOUNT, to which shall be credited assets transferred from other plans that are attributable to employer contributions (other than pre-tax contributions), and earnings thereon;
     (g) PRIOR PLAN PRE-TAX CONTRIBUTIONS ACCOUNT, to which shall be credited the balance of the Participant's Basic Salary Reduction Account, Additional Salary Reduction Account, and Salary Reduction Rollover Account under the Prior Plan as of the Effective Date, and all earnings thereon;
     (h) PRIOR PLAN AFTER-TAX CONTRIBUTIONS ACCOUNT, to which shall be credited the balance of the Participant's Basic Non-Tax-Deferred Account, Additional Non-Tax-Deferred Account, and Non-Tax-Deferred Rollover Account under the Prior Plan as of the Effective Date, and all earnings thereon; and
     (i) PRIOR PLAN MATCHING CONTRIBUTIONS ACCOUNT, to which shall be credited the balance of the Participant's Matching Account under the Prior Plan, as of the Effective Date, other than the Participant's Salary Reduction Matching Account under the Prior Plan, and all earnings thereon. The Participant's Dividend Account and Employer Contributions Rollover Account under the Prior Plan as of the Effective Date, and all earnings thereon, shall also be credited to this Account.
     The Plan Administrator may combine or eliminate any of the Accounts described above at such time as the Plan Administrator deems appropriate.
     5.2 ALLOCATION OF CONTRIBUTIONS. As of each Valuation Date, the Plan Administrator shall allocate to the Accounts of each Participant the contributions made for the Participant's benefit since the preceding Valuation Date.
     5.3 ANNUAL ADDITION AND BENEFIT LIMITATIONS.
     (a) Notwithstanding the foregoing, the total amount of the Annual Additions, as defined hereafter, that may be allocated to the Accounts of a Participant for a Plan Year under all defined contribution plans maintained by the Employer and Affiliated Companies shall not exceed the lesser of (i) $30,000 or (ii) 25% of the Participant's Taxable Compensation. The $30,000 amount referred to above shall be adjusted from time to time to correspond to the amount prescribed by law under Section 415(c)(1)(A) of the Internal Revenue Code or by the Secretary of the Treasury pursuant to Section 415(d) of the Internal Revenue Code, determined as of the last day of the Plan Year to which the limitation applies. The Plan Year shall be the limitation year used to determine whether the requirements of this Section have been satisfied.
     (b) For purposes of this Section, Annual Additions for a Participant means the sum (under all defined contribution plans maintained by the Employer and Affiliated Companies) of (i) Pre-Tax Contributions, Matching Contributions and other Employer and Affiliated Company contributions made on his behalf, (ii) forfeitures credited to his Accounts and (iii) other voluntary contributions made by the Participant. Annual Additions shall not include excess Pre-Tax Contributions that are distributed by April 15 following the calendar year in which the contributions were made, pursuant to Section 5.7.
     (c) If a Participant is or has been a participant in one or more defined benefit plans and in one or more defined contribution plans maintained by the Employer or an Affiliated Company, then the sum of the Participant's defined benefit plan fraction (defined below) and his defined contribution plan fraction (defined below) for any Plan Year as applied to the plans shall not exceed 1.0. The benefits provided under the defined benefit plans shall be reduced to comply with the limits of this subsection (c) before the contributions made to the defined contribution plans are reduced. For purposes of this Section:
             (i) The defined benefit plan fraction for any Participant for any Plan Year is a fraction, the numerator of which is the Participant's projected annual benefit under all defined benefit plans of the Employer and Affiliated Companies (determined as of the close of the Plan Year) and the denominator of which is the lesser of:
               (x) The product of 1.25 multiplied by $90,000 (or such other amount as is permitted or required to be used under Section 415(e) of the Internal Revenue Code), or
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
               (y) The product of 1.4 multiplied by 100% of the Participant's highest average Taxable Compensation for the three consecutive years during which he was a participant in the defined benefit plans.
             (ii) The defined contribution plan fraction for any Participant for any Plan Year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's Accounts as of the close of the Plan Year under all defined contribution plans of the Employer and Affiliated Companies, and the denominator of which is the sum of the lesser of the following amounts determined for the Plan Year and for each previous year of service with the Employer and Affiliated
        Companies:
               (x) The product of 1.25 multiplied by the $30,000 amount described in subsection (a) (as adjusted), or
               (y) The product of 1.4 multiplied by 25% of the Participant's Taxable Compensation for the Plan Year.
     As an alternative to the foregoing, in determining the limits of this subsection (c), the Plan Administrator may use any other method permissible under Section 415 of the Internal Revenue Code.
     (d) As of the last day of each Plan Year, any excess Annual Additions shall be held in a suspense account and used to reduce contributions for the Participant for the next Plan Year (and succeeding Plan Years, as necessary). If the Participant is no longer a Participant at the end of a Plan Year, the excess amount will be used to reduce contributions for the Plan Year (and succeeding Plan Years) for all Participants who are employed by the Employer with which the Participant was employed.
     5.4 ANTI-DISCRIMINATION TEST FOR PRE-TAX CONTRIBUTIONS.
     (a) Notwithstanding the foregoing provisions of the Plan, the Plan shall meet the anti-discrimination test of Section 401(k) of the Internal Revenue Code (described in subsection (b)) for each Plan Year. In order to ensure that the anti-discrimination test is met, the Plan Administrator shall direct the Employer to adjust the Pre-Tax Contributions for the Plan Year to the extent necessary to meet the requirements of Section 401(k) of the Internal Revenue Code and shall instruct the Employer as to how such adjustment shall be made. An adjustment to Pre-Tax Contributions shall be accomplished by (i) requiring each Highly Compensated Employee to reduce (or eliminate) the Pre-Tax Contributions to be made on his behalf for the Plan Year, (ii) returning Pre-Tax Contributions made on behalf of Highly Compensated Employees to the Employees as of the end of the Plan Year, in the manner described in Section 5.7, (iii) making an additional, fully vested Employer contribution to the Plan, which shall be administered as an additional Pre-Tax Contribution, for Participants who are not Highly Compensated Employees and who elected to have Pre-Tax Contributions made for the Plan Year, or (iv) taking such other actions as the Plan Administrator deems appropriate. If the Employer makes an additional, fully vested Employer contribution to the Plan pursuant to subparagraph (iii) above, the contribution shall be paid to Trustee no later than the end of the twelve-month period immediately following the Plan Year to which the contribution relates.
     (b) The anti-discrimination requirements of Section 401(k) of the Internal Revenue Code require that, in each Plan Year, one of the following tests must be met:
             (i) The Actual Deferral Percentage (defined below) of the Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by 1.25; or
             (ii) The excess of the Actual Deferral Percentage of the Highly Compensated Employees over that of the other eligible Employees is not more than 2 percentage points, and the Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by 2.
     (c) The Actual Deferral Percentage is the average of the ratios, calculated separately for each Employee who is eligible to participate in the Plan, of the amount of Pre-Tax Contributions that are credited under the Plan on behalf of the eligible Employee for the Plan Year, to the Employee's Compensation for the Plan Year. Matching Contributions allocated to Participants' Matching Contributions Accounts may be included in computing the Actual Deferral Percentage for a Plan Year, if the Plan Administrator determines that inclusion of such contributions is appropriate. As described in subsection (b), the Actual Deferral Percentage of the Highly Compensated Employees shall be compared to the Actual Deferral Percentage of all other eligible Employees. The limitations of
Section 5.4(b)(ii) shall be used only to the extent permitted by applicable Treasury regulations.
                                      A-9

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     (d) Notwithstanding the foregoing, if the test described in subsection (b)
is not satisfied for a Plan Year, the Plan Administrator may use any other test permitted under Section 401(k) of the Internal Revenue Code to determine whether the Plan meets the anti-discrimination requirements of Section 401(k) of the Internal Revenue Code.
     (e) If the Company maintains more than one plan qualified under Internal Revenue Code Section 401(a), and if the plans are aggregated for purposes of satisfying the coverage or anti-discrimination requirements of Section 401(a) or 410(b)(1)(A) or (B) of the Internal Revenue Code, all qualified cash or deferred arrangements contained in such plans shall be aggregated for purposes of performing the anti-discrimination test for Pre-Tax Contributions. If a Highly Compensated Employee participates in more than one plan of the Company, all Pre-Tax Contributions made by the Highly Compensated Employee under all such plans shall be aggregated for purposes of performing the test described in subsection (b), above. The Plan Administrator shall administer the anti-discrimination tests of Sections 5.4 and 5.5 and in accordance with Internal Revenue Service rulings and Treasury regulations in effect from time to time.
     (f) In the case of a Highly Compensated Employee described in Section 5.6(d), the Actual Deferral Percentage for such Highly Compensated Employee shall be the greater of (i) the Actual Deferral Percentage determined by combining the contributions and Compensation of all of the Employee's family members who are eligible to participate in the Plan and who are Highly Compensated Employees (without regard to family aggregation) or (ii) the Actual Deferral Percentage determined by combining the contributions and Compensation of all family members of the Employee eligible to participate in the Plan.
     5.5 ANTI-DISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS.
     (a) Notwithstanding the foregoing provisions of the Plan, the Plan shall meet the anti-discrimination test of Section 401(m) of the Internal Revenue Code (described in subsection (b)) for each Plan Year. In order to meet the anti-discrimination test, the Plan Administrator shall reduce the Matching Contributions for the Plan Year to the extent necessary to meet the requirements of Section 401(m) of the Internal Revenue Code, in the manner described in
Section 5.7. The Plan Administrator may also take such other actions to reduce Matching Contributions as the Plan Administrator deems appropriate, including, without limitation, actions similar to those described in Section 5.4(a).
     (b) The anti-discrimination requirements of Section 401(m) of the Internal Revenue Code require that, in each Plan Year, one of the following tests must be met.
             (i) The Contribution Percentage (defined below) of the Highly Compensated Employees is not more than the Contribution Percentage of all other eligible Employees multiplied by 1.25; or
             (ii) The excess of the Contribution Percentage of the Highly Compensated Employees over that of the other eligible Employees is not more than 2 percentage points, and the Contribution Percentage of the Highly Compensated Employees is not more than the Contribution Percentage of all other eligible Employees multiplied by 2.
     (c) The Contribution Percentage is the average of the ratios, calculated separately for each eligible Employee, of the amount of Matching Contributions that are credited under the Plan on behalf of the eligible Employee for the Plan Year, to the Employee's Compensation for the Plan Year. Pre-Tax Contributions may be included in computing the Contribution Percentage for a Plan Year, if the Plan Administrator determines that inclusion of such contributions is appropriate. However, Matching Contributions used to satisfy the anti-discrimination test described in Section 5.4(b) shall not be taken into account for purposes of the anti-discrimination test described in subsection (b) above, to the extent required by law. As described in subsection (b), the Contribution Percentage of the Highly Compensated Employees shall be compared to the Contribution Percentage of all other eligible Employees.
     (d) Notwithstanding the foregoing, if the test described in subsection (b) is not satisfied for a Plan Year, the Plan Administrator may use any other test permitted under Section 401(m) of the Internal Revenue Code to determine whether the Plan meets the anti-discrimination requirements of Section 401(m) of the Internal Revenue Code. The limitations of Section 5.5(b) shall be used only to the extent permitted by applicable Treasury regulations.
     (e) If the Company maintains more than one plan qualified under Section 401(a) of the Internal Revenue Code, and if the plans are aggregated for purposes of satisfying the discrimination or coverage requirements of Section 401(a)(4) or 410(b)(1)(A) or (B) of the Internal Revenue Code, all Matching Contributions made to such plans will be aggregated for purposes of performing the anti-discrimination test described in subsection (b) above. If a Highly Compensated Employee is eligible to participate in more than one plan maintained by the Company, Matching Contributions made on behalf of the
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
Highly Compensated Employee under all such plans will be aggregated for purposes of performing the anti-discrimination test described in subsection (b) above.
     (f) In the case of a Highly Compensated Employee described in Section 5.6(d), the percentage derived in subsection (b) above shall be the greater of the percentage derived in subsection (b), determined by combining the contributions and Compensation of all of the Employee's contributions and Compensation of all of the Employee's family members who are eligible to participate in the plan and who are Highly Compensated Employees (without regard to family aggregation), and the percentage determined under subsection (b) determined by combining the contributions and Compensation of all family members who are eligible to participate in the plan.
     (g) Notwithstanding any other provision of the Plan, the sum of the Actual Deferral Percentage and the Contribution Percentage (as defined above) on behalf of Highly Compensated Employees may not exceed the aggregate limit permitted under the multiple use test, as set forth in Treasury Regulation section 1.401(m)-2(b). If the aggregate limit is exceeded, then the Matching Contributions of those Highly Compensated Employees who participate in the Plan will be reduced (beginning with such Highly Compensated Employee whose percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage is reduced shall be treated as an excess contribution under Section 5.7(c). The Actual Deferral Percentage and the Contribution Percentage of the Highly Compensated Employees are determined after any correction required to be made under this subsection (g). Multiple use does not occur if both the Actual Deferral Percentage and the Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Actual Deferral Percentage and the Contribution Percentage of the non-Highly Compensated Employees.
     5.6 HIGHLY COMPENSATED EMPLOYEES.
     (a) Except as otherwise provided below, in computing the anti-discrimination tests described in Sections 5.4 and 5.5, a Highly Compensated Employee is an Employee who, during the Plan Year or the preceding Plan Year:
             (i) Was at any time a 5% owner of the Employer or an Affiliated Company,
             (ii) Received Taxable Compensation from the Employer and Affiliated Companies in excess of $75,000,
             (iii) Received Taxable Compensation from the Employer and Affiliated Companies in excess of $50,000 and was in the top 20% of the Employees, when ranked on the basis of Taxable Compensation paid during the Plan Year, or
             (iv) Was at any time an officer and received Taxable Compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Internal Revenue Code for the Plan Year.
     The determination of Highly Compensated Employees shall be made in accordance with Section 414(q) of the Internal Revenue Code.
     (b) In determining who are Highly Compensated Employees for a Plan Year, an Employee who was not described in subsection (a)(ii), (iii) or (iv) above for the preceding Plan Year (without regard to this subsection) shall not be treated as described in subsection (a)(ii), (iii) or (iv) for the current Plan Year, unless the Employee is one of the 100 Employees who are paid the most Taxable Compensation during the current Plan Year.
     (c) For purposes of determining who are officers, not more than 50 Employees (or, if less, the greater of three Employees or 10% of all Employees) shall be treated as officers. If no officer of the Employer or Affiliated Company receives the amount of Taxable Compensation described in subsection
(a)(iv) above, the highest paid officer for the Plan Year shall be treated as described in subsection (a)(iv).
     (d) If any person is a family member of a 5% owner or a family member of one of the ten Highly Compensated Employees who are paid the most Taxable Compensation during a Plan Year, then (i) the person shall not be considered a separate Employee for purposes of this Section and (ii) any Compensation paid to the person (and any applicable contribution or benefit on his behalf) shall be treated as if it were paid to (or on behalf of) the 5% owner or Highly Compensated Employee.
     (e) For purposes of determining the number of Employees in the top paid group described in subsection (a)(iii), the following Employees may be excluded:
             (i) Employees who have not completed six months of service,
                                      A-11

             (ii) Employees who normally work less than 17-1/2 hours per week,
             (iii) Employees who normally work during not more than six months during any Plan Year,
             (iv) Employees who have not attained age 21,
             (v) Employees whose terms of employment are covered by a collective bargaining agreement between Employee representatives and the Employer or an Affiliated Company, and
             (vi) Employees who are non-resident aliens and who receive no United States earned income from the Employer or Affiliated Companies.
     (f) A Highly Compensated Employee includes a former Employee who separated from service prior to the Plan Year for which the determination was made and who was an active Highly Compensated Employee for either (i) such Employee's separation year or (ii) any Plan Year ending on or after the Employee's 55th birthday.
     5.7 DISTRIBUTION OF EXCESS CONTRIBUTIONS.
     (a) If a Participant's Pre-Tax Contributions exceed the Internal Revenue Code Section 402(g) limit described in Section 4.1(a) for a calendar year, the amount of Pre-Tax Contributions in excess of the limit and income attributable to those contributions shall be distributed to the Participant by the first April 15 following the close of the calendar year in which the Pre-Tax Contributions were made.
     (b) If Pre-Tax Contributions of Highly Compensated Employees are required to be reduced as a result of the anti-discrimination test described in Section 5.4, the excess Pre-Tax Contributions and income attributable to those contributions shall be distributed to the Highly Compensated Employees within
2 1/2 months after the close of the Plan Year to which the Pre-Tax Contributions relate.
     (c) If Matching Contributions of Highly Compensated Employees are required to be reduced as a result of the anti-discrimination test described in Section 5.5, the excess Matching Contributions and income attributable to those contributions shall be distributed to the Highly Compensated Employees within
2 1/2 months after the close of the Plan Year to which the contributions relate. In determining the amount of the distributions under this Section and Section 5.7(b), the Plan Administrator shall use the leveling method described in applicable Treasury regulations or any other method allowed by the Internal Revenue Service.
     (d) The amount of income attributable to excess contributions is that portion of the income on the Participant's Account to which the contributions were allocated for the Plan Year that bears the same ratio as the amount of excess contributions bears to the total balance of that Account.
     (e) The distributions required under this Section may be made without the consent of the Participant or his spouse and may be made without regard to any Qualified Domestic Relations Order.
     (f) In order to comply with the applicable Internal Revenue Code requirements, Matching Contributions attributable to Pre-Tax Contributions in excess of the Internal Revenue Code Section 402(g) dollar limitation under
Section 4.1 and Matching Contributions attributable to excess Pre-Tax Contributions under Section 5.4 shall be forfeited and applied to reduce future Matching Contributions. Such Matching Contributions shall be forfeited regardless whether they are otherwise vested under the Plan.
     (g) If the Actual Deferral Percentage of a Highly Compensated Employee is determined by combining the contributions and Compensation of family members of the Employee, then the Actual Deferral Percentage is reduced in accordance with the leveling method referred to in Section 5.7(c) above and the excess contributions for the family unit are allocated among the family members in proportion to the contributions of each family member that have been combined. This procedure may be modified as allowable under applicable Treasury regulations.
     5.8 CORRECTION OF ERROR. If an error is made in the adjustment of a Participant's Accounts, the error shall be corrected by the Plan Administrator, and any gain or loss resulting from the correction shall be credited to the income or charged as an expense of the Trust Fund for the Plan Year in which the correction is made. In no event shall allocations previously made to the Accounts of other Participants be required to be adjusted on account of the error.
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                                   SECTION VI
                      VESTING AND DISTRIBUTION OF ACCOUNTS
     6.1 VESTED INTEREST. As of the Effective Date of the restated Plan, each Participant shall have a fully vested interest at all times in his Accounts.
     6.2 DISTRIBUTION UPON TERMINATION OF EMPLOYMENT. Subject to Section 6.4(g), a Participant shall become entitled to a distribution of his Account when he retires or when he is otherwise no longer employed by the Employer and Affiliated Companies. A Participant's Account shall be valued as of the Valuation Date as of which the distribution is made. All the Participant's outstanding loans described in Section 7.4 shall become due and payable upon the Participant's termination of employment.
     6.3 DEATH. If a Participant dies before his Account has been distributed, his Account shall be paid to his Beneficiary. The Participant's Account shall be valued as of the Valuation Date as of which the distribution is made. All the Participant's outstanding loans described in Section 7.4 shall become due and payable upon the Participant's death.
     6.4 FORM AND TIME OF PAYMENT.
     (a) If a Participant, other than a Canadian Employee, terminates employment with the Employer and Affiliated Companies after his Retirement Date or on account of his Permanent Disability, or if a Participant dies before his Account has begun to be distributed, the Participant's Account will be distributed in one of the following forms selected by the Participant (or his Beneficiary, in the case of the Participant's death):
             (i) The Account may be paid to the Participant (or Beneficiary) in a lump sum payment.
             (ii) The Account may be paid to the Participant (or Beneficiary) in monthly installments over a term certain extending not beyond the shorter of (x) 15 years or (y) the life expectancies of the Participant and his Beneficiary. If the Participant dies before the completion of installments, any balance of the Account shall be paid to his Beneficiary as provided in Section 6.3. If a Beneficiary who is receiving payments dies, any remaining balance of the Account shall be paid to the personal representative of the Beneficiary's estate. When establishing the term of installment payments to be paid to a Participant and his Beneficiary, at the time payments begin, the present value of the payments projected to be paid to the Participant, based on his life expectancy, must be more than 50% of the present value of the payments projected to be paid to the Participant and his Beneficiary, based on their life expectancies.
     (b) If a Participant's employment terminates for a reason other than one described in subsection (a), the Participant's Account shall be distributed in a lump sum payment. The Account balance of a Canadian Employee whose employment terminates for any reason will be distributed in a lump sum payment.
     (c) In order for benefits to begin to be paid to a Participant or Beneficiary, the Participant or Beneficiary must submit a request for payment in such form as the Plan Administrator shall designate. Payments under this Section
6.4 shall be made or shall begin to be made as soon as is administratively feasible after the date on which the Participant or Beneficiary submits the request for payment; provided that:
             (i) If additional allocations are to be made to the Participant's Account after the distribution date, then the additional allocations will be distributed as soon as is administratively feasible after they are made.
             (ii) A Participant who is not a Canadian Employee and whose Account balance has ever exceeded $3,500 may elect to postpone commencement of his benefit to a Valuation Date not later than his 70th birthday. A Participant who has elected to postpone commencement of his benefit may later elect to begin receiving his benefit at an earlier Valuation Date than the date originally designated.
     (d) The following rules shall apply to a deceased Participant who was not a Canadian Employee and whose Account balance exceeds or has exceeded $3,500:
             (i) If a Participant dies after payments have begun, then his remaining Account balance, if any, must be distributed to his Beneficiary at least as rapidly as under the method of distribution elected by the Participant.
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             (ii) If a Participant dies before his Account balance has begun to be distributed, then, except as provided below, his Account balance, if any, must be distributed within five years after the Participant's death. If the Participant's Account balance is distributed in installment payments to (or for the benefit of) an individual Beneficiary, then the Participant's Account balance may be distributed over a period not extending beyond the Beneficiary's life expectancy, and the payments must begin not later than one year after the Participant's death (or such other date as may be prescribed by Treasury regulations).
     (e) Notwithstanding the foregoing, distributions from the Plan must begin not later than the April 1 following the calendar year in which a Participant reaches age 70 1/2. If a Participant is still in employ of the Employer when distributions must begin, the Participant's Account will be distributed in a lump sum payment or in at least annual installments over a period permitted by Internal Revenue Code Section 401(a)(9). A Participant shall be required to select a distribution form that complies with the requirements of Internal Revenue Code Section 401(a)(9). Payments will begin as of the April 1 following the calendar year in which the Participant reaches age 70 1/2. If the Participant fails to elect the form in which his Account is to be distributed, the Plan Administrator shall distribute the Participant's Account in a lump sum and shall distribute any additional allocations as soon as is administratively feasible after the close of the Plan Year in which the additional allocations are made.
     (f) A Participant may elect to have the portion of his Account that is invested in the Company Stock Fund paid in whole shares of Company Stock, with the value of fractional shares paid in cash, or entirely in cash. For purposes of determining the amount of a cash distribution, Company Stock will be valued as of the Valuation Date as of which the distribution is made. If part or all of a Participant's Account is invested in any investment fund other than the Company Stock Fund, that portion of the Account shall be paid in cash and shall be valued as of the Valuation Date as of which the distribution is made.
     (g) Notwithstanding the foregoing, a Participant's Prior Plan Pre-Tax Contributions Account, Matched Pre-Tax Contributions Account, Unmatched Pre-Tax Contributions Account, and Matching Contributions Account may not be distributed unless:
             (i) The Participant dies, incurs a Permanent Disability, attains age 59 1/2, separates from the service of the Employer and Affiliated Companies (as defined by applicable regulation), or qualifies for a withdrawal under Section 7.1 or 7.2(d);
             (ii) The Participant transfers employment to an employer that has purchased substantially all of the assets used by the Participant's former employer in its trade or business, and the distribution is made within the time period required by applicable regulations;
             (iii) The Participant is and continues to be employed by a corporation that was formerly a subsidiary of the Employer or an Affiliated Company and the stock of which has been sold, and the distribution is made within the time period required by applicable regulations; or
             (iv) The Plan is terminated and no successor plan is established. This Section 6.4(g) shall apply as required by Section 401(k) of the
Internal Revenue Code, notwithstanding anything in the Plan to the contrary, and shall be administered consistent with the requirements of Section 401(k).
     6.5 BENEFITS TO MINORS AND INCOMPETENTS.
     (a) If any person entitled to receive payment under the Plan is a minor, the Plan Administrator shall pay the amount in a lump sum directly to the minor, to a guardian of the minor or to a custodian selected by the Trustee under the appropriate Uniform Transfers to Minors Act.
     (b) If a person who is entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless a previous claim has been made by a duly qualified committee or other legal representative), the payment may be made to the person's spouse, son, daughter, parent, brother, sister or other person deemed by the Plan Administrator to have incurred expense for the person otherwise entitled to payment.
     6.6 LOCATION OF MISSING PARTICIPANTS.
     (a) If a Participant cannot be located after reasonable efforts have been made by the Plan Administrator to locate him (or, in the case of a Participant's death, his Beneficiary), then the Participant's Account shall be forfeited. If a Participant's
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Account exceeds $500, reasonable efforts to achieve payment shall be deemed to have been made if the Plan Administrator is unable to locate the Participant (or Beneficiary) after two successive certified or similar mailings to the last address on file with the Plan Administrator; provided, however, that in no event shall such reasonable efforts be deemed to have been completed earlier than the close of the 12 consecutive calendar month period following the last of the two successive mailings. If a Participant's Account does not exceed $500, reasonable efforts to achieve payment shall be deemed to have been made if the Plan Administrator is unable to locate the Participant (or Beneficiary) after one certified or similar mailing to the last address on file with the Plan Administrator and the Participant (or Beneficiary) does not respond to the mailing within three months following the date of the mailing.
     (b) As of the Valuation Date next following the end of the 12-month period or three-month period (whichever is applicable), the missing Participant's Account shall be forfeited. If the Participant or Beneficiary makes a valid written claim for the Account after it has been forfeited, the Participant's former Employer shall make a contribution to the Plan to reinstate the forfeited amount to the Participant's Account. The Employer's contribution may be made in one or more payments over such period of time as the Employer deems appropriate.
     6.7 NO GUARANTEE OF VALUES. The Employer does not guarantee that the market value of the Company Stock when it is distributed will be equal to its purchase price or that the total amount distributable or withdrawable under the Plan will be equal to or greater than the amount of the Participant's contributions and loans. Each Participant assumes all risk of any decrease in the market value of the Company Stock and other assets allocated to his Account in accordance with the provisions of the Plan.
     6.8 ELIGIBLE ROLLOVER DISTRIBUTIONS.
     (a) Notwithstanding any provision of the Plan to the contrary, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.
     (b) Definitions.
             (i) ELIGIBLE ROLLOVER DISTRIBUTION: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Internal Revenue Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).
             (ii) ELIGIBLE RETIREMENT PLAN: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Internal Revenue Code, an individual retirement annuity described in
        Section 408(b) of the Internal Revenue Code, an annuity plan described in Section 403(a) of the Internal Revenue Code, or a qualified trust described in Section 401(a) of the Internal Revenue Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.
             (iii) DISTRIBUTEE: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code, are distributees with regard to the interest of the spouse or former spouse.
             (iv) DIRECT ROLLOVER: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.
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                                  SECTION VII
                             WITHDRAWALS AND LOANS
     7.1 HARDSHIP WITHDRAWALS.
     (a) A Participant who is not a Canadian Employee may request that the Plan Administrator authorize a hardship withdrawal to be made from his Pre-Tax Contributions Accounts (described in Sections 5.1(a), (b), (d), and (g)) and Matching Contributions Account, if the Participant has incurred financial hardship, as described below.
     (b) A Participant will be considered to have incurred financial hardship if he has immediate and heavy financial needs that cannot be fulfilled through other reasonably available financial resources of the Participant. Immediate and heavy financial needs shall mean needs resulting from:
             (i) Expenses for medical care described in Section 213(d) of the Internal Revenue Code previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Section 152 of the Internal Revenue Code) or necessary for these persons to obtain medical care described in Section 213(d) of the Internal Revenue Code;
             (ii) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);
             (iii) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant or his spouse, children or dependents (as defined in Section 152 of the Internal Revenue Code);
             (iv) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or
             (v) Any additional expenses or payments approved by the Internal Revenue Service.
     The determination of hardship shall be made by the Plan Administrator in a uniform and nondiscriminatory manner in accordance with such standards as may be promulgated from time to time by the Internal Revenue Service.
     (c) A distribution will be deemed necessary to satisfy an immediate and heavy financial need of the Participant if all of the following requirements are met:
             (i) The distribution is not in excess of the amount of the Participant's immediate and heavy financial need;
             (ii) The Participant has obtained all distributions,other than hardship withdrawals, and all non-taxable loans currently available under all plans maintained by the Employer;
             (iii) The Participant may not make contributions to the Plan or any other plan of deferred compensation maintained by the Employer (except for any defined benefit plan maintained by the Employer that requires mandatory employee contributions) for 12 months after receipt of the withdrawal; and
             (iv) The Participant may not make Pre-Tax Contributions for the calendar year that immediately follows the year of the withdrawal in excess of the applicable limit under Section 4.1(b) for the year, minus the amount of the Participant's Pre-Tax Contributions for the year in which the withdrawal is made.
     (d) Hardship withdrawals may be made as of the end of any month. A Participant who wishes to make a hardship withdrawal shall apply in writing to the Plan Administrator, in such form and at such time as the Plan Administrator shall designate. The Participant must furnish such information in support of his application as may be requested by the Plan Administrator. Notwithstanding the foregoing, if required by Rule 16b-3, a Participant who is an Insider may only request a withdrawal as of the end of a Plan Period.
     (e) The Plan Administrator shall determine the amount, if any, of withdrawal that may be made and may direct distribution of as much of the eligible portion of the Participant's Account as the Plan Administrator deems necessary to alleviate the hardship. The Plan Administrator may not authorize a hardship withdrawal in excess of the amount deemed necessary to alleviate the hardship or in excess of the eligible portion of the Participant's Account as of the date as of which the Plan Administrator approves the withdrawal. The amount withdrawn from a Participant's Account shall not exceed the amount by which the balance of the Participant's Account exceeds the unpaid balance of any outstanding loans described in Section 7.4.
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     (f) Notwithstanding the foregoing, a Participant may not withdraw from his
Pre-Tax Contributions Accounts any earnings credited to those Accounts on or after January 1, 1989. If Matching Contributions for years beginning on or after January 1, 1989 are included in computing the Actual Deferral Percentage under
Section 5.4(c), a Participant may not make a hardship withdrawal from those Matching Contributions or earnings thereon.
     (g) A hardship withdrawal shall be paid in a lump sum payment as soon as is administratively feasible after the Valuation Date coinciding with or next following the date on which the hardship withdrawal is approved, in the same manner as distributions are made pursuant to Section 6.4(e).
     7.2 WITHDRAWALS DURING EMPLOYMENT.
     (a) Subject to subsections (b) and (c) below, a Participant who is not a Canadian Employee may request a withdrawal of all or a specified part of his After-Tax Contributions Accounts (described in Section 5.1(e) and (h)), Prior Plan Matching Contributions Account, and Employer Contributions Rollover Account as of any Valuation Date. However, if required by Rule 16b-3, a Participant who is an Insider may only request a withdrawal as of the end of a Plan Period. A withdrawal may not exceed the Participant's interest in the foregoing Accounts as of the Valuation Date as of which the withdrawal is made and may not exceed the limits described in subsections (b) and (c) below.
     (b) A Participant may not withdraw the following amounts from his Accounts:
             (i) Matching contributions made with respect to after-tax contributions under the Prior Plan, until the Matching Contributions have been held in the Plan (including the Prior Plan) for at least 24 calendar months.
             (ii) After-tax contributions that were matched by matching contributions under the Prior Plan, until the contributions have been held in the Plan (including the Prior Plan) for at least six calendar months.
     (c) In order to make a withdrawal pursuant to subsection (a), a Participant must submit an application in such form and at such time as the Plan Administrator shall designate. A Participant requesting a withdrawal shall specify in his request which of the following types of withdrawals shall be made:
             (i) A withdrawal of the maximum amount available to be distributed from the Participant's Accounts described in subsection (a).
             (ii) A withdrawal of a specified number of shares of Company Stock from the Participant's Accounts.
             (iii) A withdrawal of a specified dollar amount.
     The Participant's Accounts shall be valued as of the Valuation Date as of which the Plan Administrator approves the withdrawal. The amount withdrawn from a Participant's Accounts shall not exceed the amount by which the Participant's total Account, reduced by the unpaid balance of any outstanding loans described in Section 7.4, exceeds the unpaid balance of any outstanding loans described in
Section 7.4.
     (d) A Participant who is not a Canadian Employee and who has attained age 59 1/2 may request a one-time withdrawal of the entire balance in his Accounts as of any Valuation Date. However, if required by Rule 16b-3, a Participant who is an Insider may only request a withdrawal as of the end of a Plan Period. After a Participant who has attained age 59 1/2 has made a one-time withdrawal of his entire balance in his Accounts, any future withdrawals shall be subject to the limitations imposed under Sections 7.2(b) and (c). If a one-time withdrawal is made pursuant to this subsection (d), the Participant's outstanding loans described in Section 7.4 shall become due and payable. Any loan described in Section 7.4 that is not promptly repaid shall be considered in default and treated as a taxable distribution to the Participant. To make a one-time withdrawal pursuant to this subsection (d), a Participant must submit an application in such form and at such time as the Plan Administrator shall designate.
     (e) A withdrawal shall be paid in a lump sum payment, in the same manner as distributions are made pursuant to Section 6.4(f).
     7.3 WITHDRAWALS DURING EMPLOYMENT BY CANADIAN EMPLOYEES.
     (a) Participants who are Canadian Employees may not make withdrawals pursuant to Section 7.1 or 7.2. Instead, as of any Valuation Date, a Participant who is a Canadian Employee may withdraw all or any portion of his Prior Plan After-Tax Contributions Account that does not exceed:
                                      A-17

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             (i) That portion of the Account that has a market value, as of the
        Valuation Date as of which the withdrawal is made, equal to the aggregate after-tax contributions made by the Participant to the Prior Plan before the Valuation Date, less
             (ii) The amount of any previous withdrawals made by the Participant from the Account pursuant to subsection (a).
     (b) The Plan Administrator may authorize a Canadian Employee to make a withdrawal from his Prior Plan Matching Contributions Account as of a Valuation Date if there is an adverse condition in the Participant's affairs that, in the opinion of the Plan Administrator, has resulted in an immediate need for financial assistance to meet obligations incurred or to be incurred by the Participant to pay (i) substantial medical or other expenses to maintain the participant's health or the health of members of his immediate family, (ii) substantial expenses to provide for the higher education of the Participant's children, (iii) substantial expenses to maintain the Participant's welfare and the welfare of his immediate family in the event of his permanent lay-off, divorce, separation from his spouse or other form of domestic breakdown, or (iv) substantial expenses arising as a result of other family emergency, including, under extraordinary circumstances, expenses needed to purchase a primary residence. A Participant may not make a withdrawal pursuant to this subsection
(b) unless all amounts that may be withdrawn pursuant to subsection (a) have been withdrawn.
     (c) A withdrawal pursuant to this Section 7.3 shall be made by submitting an application in such form and at such time as the Plan Administrator shall designate. If required by Rule 16b-3, a Participant who is an Insider may only request a withdrawal as of the end of a Plan Period. Withdrawals shall be paid in a lump sum payment, in the same manner as distributions are made pursuant to
Section 6.4(f).
     7.4 LOANS. As of any Valuation Date, a Participant who is an Employee, other than a Canadian Employee, may apply to the Plan Administrator, for a loan to be made to the Participant from his Account. Loan requests shall be made in such form and at such times as the Plan Administrator shall designate. Loans shall be made available to Participants who are not Employees if and to the extent required by law, and, notwithstanding anything in the Plan to the contrary, the Plan Administrator shall make appropriate arrangements for such loans, if required by applicable law. A loan may be made to a Participant subject to the following conditions:
     (a) A loan may not be made to the Participant unless the Plan Administrator approves the loan, acting according to uniform and nondiscriminatory standards. The Plan Administrator shall take into consideration the terms of any existing Qualified Domestic Relations Order in determining whether to approve a loan.
     (b) The loan may only be made from a Participant's vested interest in his Account as of the Valuation Date as of which the loan is to be made. The minimum loan that may be made to a Participant is $1,000 (or such other amount as may be permitted by law) and the maximum loan is one-half of the Participant's Account. The amount of loans outstanding to a Participant at any time, aggregated with the outstanding balance of all other loans to the Participant from all other qualified plans maintained by the Employer and Affiliated Companies, shall not exceed the lesser of:
          (i) $50,000 (adjusted as described below); or
          (ii) The greater of (x) one-half of the Participant's Account under the Plan or (y) $10,000.
     The $50,000 amount referred to in subparagraph (i) above shall be reduced by the difference between (x) the highest outstanding balance of loans to the Participant from the Plan during the one-year period ending on the day before the date of the loan and (y) the outstanding balance of loans to the Participant from the Plan on the date of the loan. For purposes of applying the foregoing limitations, the value of a Participant's Account shall be determined as of the Valuation Date as of which the loan is to be made. Overdue interest shall be deemed to be an outstanding loan.
     (c) Loans shall be available to all Participants on a reasonably equivalent basis. Loans shall not be made available to highly compensated Participants in a greater percentage of their vested Account balances than the percentage that is available to other Participants.
     (d) Not more than one-half (or such other amount as may be permitted by applicable law) of a Participant's Account, determined immediately after the origination of the loan, may be used as security for the outstanding balance of all Plan loans made to a Participant.
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     (e) Loans shall be made in cash. When a loan is made to a Participant, shares of Company Stock and other assets held in his Account will be liquidated to provide the funds to be loaned to the Participant. The loan shall be evidenced by a promissory note, which shall be held as an asset of the Participant's Account.
     (f) Interest on a loan shall be charged at the prime rate of the Plan Trustee (or such other bank as the Plan Administrator deems appropriate) in effect as of the first day of the month in which the loan application is received by the Plan Administrator, as determined by the Plan Administrator. However, if the Plan Administrator determines that ERISA requires that interest be charged at a rate other than the Plan Trustee's prime rate, the Plan Administrator shall charge interest at the rate required by law. When establishing interest rates on Plan loans, the Plan Administrator may charge different rates based on the loan repayment method that will apply to the Participant. If a new loan is to be made while a previous loan is outstanding, the two loans shall be consolidated at the interest rate in effect at the time. Not more than two loans may be consolidated at any point in time.
     (g) A loan shall be repayable within five years from the date on which the loan is made; provided that a loan made for the purposes of enabling a Participant to purchase his primary residence may have a term of up to ten years. Loans to Employees shall be repaid by payroll deduction, with equal payments (including principal and interest) due each payday. Loans to Participants who are not active Employees shall be repaid according to appropriate arrangements made by the Plan Administrator. A Participant may elect to prepay the balance of his outstanding loan at any time by any method acceptable to the Plan Administrator. If a Participant elects to prepay his outstanding loan, the prepayment must be for the entire balance of the loan amount, unless applicable law provides otherwise.
     (h) A loan made to a Participant shall be considered a separate investment of the portion of the Participant's Account that is equal to the outstanding balance of the loan. The balance in the borrowing Participant's Account shall be reduced by the outstanding balance of the loan for purposes of allocating net income and increases and decreases in the value of the Trust Fund assets. Interest and principal paid on the loan shall be credited to the borrowing Participant's Account and shall be invested as described in Section 9.7. Principal and interest paid on the loan shall not be considered earnings of the Trust Fund for allocation purposes.
     (i) If an outstanding loan is not repaid as and when due, the principal of and interest on the loan shall be deducted from any benefit that the Participant or his Beneficiary is entitled to receive, and the Participant or Beneficiary shall be subject to tax in accordance with Internal Revenue Code requirements. The unpaid principal and interest shall be deducted from the Account on the first date on which a Participant's Account may be distributed. If a loan becomes due and payable upon a Participant's termination of employment and the Participant (or Beneficiary, in the event of his death) does not repay the loan within 90 days after the Participant's termination of employment, the portion of the Participant's Account attributable to the unpaid loan will be deemed to be distributed to the Participant (or Beneficiary) as of the end of the 90-day period, and the Participant's Account balance will be automatically offset by the unpaid loan balance.
     (j) If any amount is distributed from the Trust Fund to a Participant or his Beneficiary while a loan to the Participant is outstanding, the Plan Administrator shall direct that the distributed amount be applied to reduce the outstanding balance of the loan.
     (k) Expenses incurred by the Plan Administrator and the Trustee in making, administering and collecting a loan may be charged against the Account of the borrowing Participant.
     (l) The Plan Administrator may adopt and utilize such forms and other documents as may be necessary or appropriate to administer the Plan's loan provisions, and such forms and documents are incorporated herein by this reference.
     (m) A Participant may not request more than two loans during a Plan Year. The following rules apply to multiple loan requests:
             (i) For a Participant who does not have a loan outstanding as of July 1, 1993, and for any loan not subject to the special provisions of subsection (ii) below, the Participant must repay any outstanding loan from the Plan before receiving a second loan from the Plan.
             (ii) If a Participant has a loan outstanding as of July 1, 1993, the Participant may apply for a second loan to be made from the Plan. The second loan will be consolidated with the loan outstanding as of July 1, 1993, subject to the requirements of this Section 7.4. Only one consolidation may be made with a loan outstanding as of July 1, 1993. If a Participant's loan that is outstanding as of July 1, 1993 has a term of more than five years, the Participant
                                      A-19

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        may not receive another loan until the term remaining on his outstanding loan is less than five years. A request to receive a loan to be consolidated with a loan outstanding as of July 1, 1993 must be filed with the Plan Administrator at least 15 days before the Valuation Date as of which the loan is to be made.
     7.5 OUTSTANDING PRIOR PLAN LOANS. Any outstanding loan made before June 30, 1984, as described in Section 4.8 of the Prior Plan, must be repaid within 90 days after the Effective Date.
     7.6 INSIDERS. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may impose on Insiders such restrictions and requirements regarding participation, contributions, investments, distributions and other matters as the Plan Administrator deems appropriate to comply with Rule 16b-3.
                                  SECTION VIII
                               TRUST ARRANGEMENTS
     8.1 APPOINTMENT OF TRUSTEE. The Trustee shall be named in the Trust Agreement. Upon execution of the Trust Agreement, the Trustee shall have exclusive responsibility, authority and discretion to hold and invest the assets of the Plan, as provided in the Trust Agreement and in the Plan.
                                   SECTION IX
                             INVESTMENT OF ACCOUNTS
     9.1 INVESTMENT FUNDS. The following investment funds shall be established for purposes of the Plan:
     (a) COMPANY STOCK FUND. The Company Stock Fund shall be invested primarily in Company Stock. The Trustee may purchase and sell Company Stock on the open market, from and to the Company, and in any other manner as the Trustee deems appropriate, consistent with applicable securities laws, ERISA and the Internal Revenue Code.
     (b) OTHER INVESTMENT FUNDS. The Plan Administrator shall designate other investment funds from time to time for investment of Participant Accounts. The Plan Administrator shall select the investment funds in accordance with ERISA section 404(c) and the regulations thereunder.
     Plan assets may be invested in a short term investment fund or in any other manner deemed appropriate by the Trustee, pending investment in the appropriate investment fund.
     9.2 INVESTMENT OF ACCOUNTS BY PARTICIPANTS UNDER AGE 57.
     (a) Each Participant who has not yet attained age 57 may elect either (i) to have his Pre-Tax Contributions invested in the Company Stock Fund and receive Matching Contributions with respect to the Pre-Tax Contributions or (ii) to have his Pre-Tax Contributions invested in one or more of the alternate investment funds and not receive Matching Contributions with respect to the Pre-Tax Contributions.
     (b) Each Participant who has not yet attained age 57 shall have the right to direct the investment of his (i) Unmatched Pre-Tax Contributions Account,
(ii) Prior Plan After-Tax Contributions Account, (iii) Pre-Tax Contributions Rollover Account, (iv) After-Tax Contributions Rollover Account, and (v)
Employer Contributions Rollover Account into any one or more of the investment funds offered pursuant to Section 9.1.
     (c) Each Participant who has not yet attained age 57 may direct the investment of his Prior Plan Matching Contributions Account as follows:
             (i) Amounts attributable to matching contributions made with respect to after-tax contributions under the Prior Plan within the preceding 24 calendar months shall be invested in the Company Stock
        Fund.
             (ii) All other amounts in the Participant's Prior Plan Matching Contributions Account may be directed into any of the investment funds offered pursuant to Section 9.1.
     (d) Pre-Tax Contributions that are matched with Matching Contributions pursuant to Section 4.2 automatically shall be invested in the Company Stock Fund. Such matched Pre-Tax Contributions, and earnings thereon, shall remain invested in the Company Stock Fund, and may not be transferred to another investment fund, until the earlier of (i) the date on which the
                                      A-20

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matched Pre-Tax Contributions have been held in the Plan for at least 24 consecutive calendar months, or (ii) the date on which the Participant attains age 57.
     (e) Matching Contributions automatically shall be invested in the Company Stock Fund, except as provided in Section 9.3. Matching Contributions, and earnings thereon, shall remain invested in the Company Stock Fund and may not be transferred to another investment fund until the Participant attains age 57.
     9.3 INVESTMENT OF ACCOUNTS BY PARTICIPANTS AGE 57 OR OLDER. Each Participant who is age 57 or older shall have the right to direct the investment of all of his Accounts into any of the investment funds offered pursuant to
Section 9.1.
     9.4 DIRECTED INVESTMENTS. With respect to those portions of a Participant's Account that are not restricted to automatic investment in the Company Stock Fund, investments may be directed by the Participant in accordance with regulations issued under the Internal Revenue Code and ERISA, as follows:
     (a) Each Participant may submit an investment direction in such form and at such time as the Plan Administrator shall designate. Investment directions may be made at least quarterly. The investment direction shall specify the investment funds in which the Participant's Accounts are to be invested. Investment directions shall be submitted to such person as the Plan Administrator designates to implement the Participants' directions. An investment direction shall continue to apply until a subsequent direction is properly submitted. The Trustee may charge Participants' Accounts for the reasonable expenses of carrying out investment instructions.
     (b) Each Participant shall be provided the following information for each investment fund:
          (i) An explanation that the Plan is intended to constitute a plan described in Section 404(c) of ERISA and the corresponding regulations, and that the fiduciaries of the Plan may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by such Participant;
          (ii) A description of the investment fund and its investment objectives and risk and return characteristics, including the type and diversification of assets in the investment;
          (iii) An identification of any designated investment managers;
          (iv) An explanation of the circumstances under which the Participant may give instructions and limitations thereon;
          (v) A description of any fees and expenses which may be charged to the Participant's Account in connection with purchases or sales of interests in the investment fund;
          (vi) The name, address and telephone number of the Plan fiduciary (or his designee) responsible for providing the information required under this
     Section 9.4;
          (vii) Any materials relating to the exercise of voting or similar rights incidental to the Participant's ownership interest in the investment fund, to the extent that such rights are passed through to Participants under the terms of the Plan;
          (viii) If the investment fund is subject to the Securities Act of 1933, a copy of the most recent prospectus immediately prior to the Participant's initial investment in the investment fund; and
          (ix) With respect to the Company Stock Fund, Participants shall be provided with all information generally required to be provided to shareholders of the Company.
     (c) Upon request, each Participant shall also be provided the following information for each investment fund:
     (i) A description of the annual operating expenses and the total expenses, expressed as a percentage of average net assets;
          (ii) Copies of any prospectuses, financial statements and reports, and any other materials that are available to the Plan;
          (iii) A list of the assets comprising the portfolio, together with the value of each asset and, if the asset is a fixed rate contract issued by a bank, savings and loan association, or insurance company, the name of the issuer, the term, and the rate of return on the contract;
                                      A-21

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          (iv) Information concerning the value of shares or units in investment funds available to Participants under the Plan, as well as the past and current investment performance of such funds (determined, net of expenses, on a reasonable and consistent basis); and
          (v) Information concerning the value of shares or units held in the Account of the Participant.
     9.5 LIMITATIONS ON DIRECTED INVESTMENTS. The Trustee may decline to implement a Participant's investment directions if such directions would:
     (a) Result in a prohibited transaction as described in ERISA Section 406 or Internal Revenue Code section 4975;
     (b) Generate taxable income to the Plan or jeopardize its tax qualified status;
     (c) Not be in accordance with the documents and instruments governing the Plan;
     (d) Cause a fiduciary to maintain the indicia of ownership in an asset outside jurisdiction of the United States district courts;
     (e) Result in a loss greater than the balance in the Participant's Account; or
     (f) Result in certain transactions between the Plan and the Employer or an affiliate of the Employer.
     9.6 APPLICATION TO BENEFICIARIES AND ALTERNATE PAYEES. All Beneficiaries of deceased Participants who have Account balances in the Plan may direct the investment of their Accounts into any one or more of the investment funds offered pursuant to Section 9.1. After an Alternate Payee's interest in a Participant's Accounts has been finally determined pursuant to Section 11.8, the Alternate Payee may direct the investment of the Alternate Payee's Accounts into one or more of the investment funds offered pursuant to Section 9.1, to the same extent that the Participant could have directed the investment of the Accounts.
     9.7 ORDER OF WITHDRAWALS AND LOANS FROM THE INVESTMENT FUNDS. When a withdrawal or loan is made from a Participant's Account that is invested in more than one investment fund, the amount to be withdrawn or loaned shall be deducted proportionately from the amount invested in each investment fund. In the case of a loan, the amount to be deducted from each investment fund shall be determined as of the Valuation Date as of which the loan is to be made, after amounts to be allocated as of the Valuation Date have been allocated but before any transfers between the investment funds or withdrawals have been made. Loan repayments shall be credited pro rata to the investment funds from which the loan was made, unless the Participant designates another investment, consistent with the requirements of Section 9.2, if applicable. In the case of a withdrawal, the amount to be deducted from each investment fund shall be determined as of the Valuation Date as of which the withdrawal is to be made, after amounts to be allocated as of that Valuation Date have been allocated and after any loans or any transfers between investment funds have been made. The Plan Administrator shall have discretion to change, in a non-discriminatory manner, the foregoing order in which withdrawals and loans from the investment funds are to be made and credited.
     9.8 BASIS OF COMPANY STOCK. The basis of Company Stock held in the Trust Fund shall be determined as follows:
     (a) The basis of Company Stock purchased by the Trustee shall be the actual cost of the Company Stock to the Trustee. The basis of all other Company Stock acquired by the Trustee (including Company Stock contributed by the Employer to the Trust Fund) shall be the fair market value of the Company Stock on the date of acquisition.
     (b) The basis of shares of Company Stock that are forfeited shall be adjusted to equal the fair market value of the Company Stock as of the date as of which the forfeitures occur.
     (c) As of each Valuation Date, the basis of all Company Stock that is made available for allocation to the Accounts of the Participants shall be calculated by averaging the basis of all Company Stock to be allocated as of that date, as determined pursuant to subsections (a) and (b). The basis of Company Stock allocated to a Participant's Account as of a Valuation Date will be averaged with the basis of the other shares of Company Stock held in the Account.
     (d) When a distribution is made from a Participant's Account, the average cost basis of all the Company Stock held in the Account will be the Trustee's basis with respect to the shares of Company Stock distributed.
     9.9 LIMITATION ON INSIDERS' INTERESTS IN COMPANY STOCK. The Plan Administrator may determine that the fair market value of Company Stock held in the Accounts of Participants who are Insiders may not equal or exceed 20% of the fair market
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value of all securities with a readily ascertainable fair market value that are then held in the Trust Fund. If the limitation of this Section is or may be exceeded, the Plan Administrator may direct Insiders to invest all or part of their Accounts in investments other than the Company Stock Fund, consistent with applicable Internal Revenue Code and ERISA requirements.
     9.10 VOTING, TENDER AND EXERCISE OF SIMILAR RIGHTS WITH RESPECT TO COMPANY STOCK.
     (a) A Participant may instruct the Trustee how to vote, tender, or exercise similar rights with respect to the shares of Company Stock that are allocated to the Participant's Account. The Trustee shall hold any voting, tender, or similar instructions it receives from a Participant in the strictest confidence and shall implement and follow procedures sufficient to safeguard the confidentiality of such instructions, except to the extent necessary to comply with Federal or state laws not preempted by ERISA.
     (b) With respect to shares for which no investment instructions are received from Participants, the Trustee shall vote, tender, or exercise any similar rights relating to such shares in the manner in which the Trustee deems appropriate.
     (c) The Plan Administrator shall ensure that all notices, forms, and other information regarding the exercise of voting, tender, or similar rights are distributed to Participants within a reasonable time before voting, tender, or similar rights are to be exercised. Instructions from a Participant must be received by the Trustee in time for the Trustee to act with respect to them.
     9.11 TRUSTEE'S RESPONSIBILITIES WITH RESPECT TO MANAGEMENT OF THE COMPANY STOCK FUND.
     (a) In addition to the duties described in Section 9.10, the Trustee shall implement and follow procedures sufficient to safeguard the confidentiality of information relating to the purchase, holding, and sale of Company Stock in the Company Stock Fund, except to the extent necessary to comply with Federal or state laws not preempted by ERISA.
     (b) The Trustee shall require the Plan Administrator to appoint an independent fiduciary (within the meaning of Department of Labor regulation section 2550.404(c)-1) to perform certain functions with respect to the Company Stock Fund if the Trustee determines that such an appointment of an independent fiduciary is necessary because of a potential for undue Employer influence upon Participants with regard to the direct or indirect exercise of their shareholder rights.
     9.12 ALLOCATION OF INCOME IN COMPANY STOCK FUND.
     (a) All net income that is earned by the Company Stock Fund on investments other than Company Stock shall be invested by the Trustee in shares of Company Stock (except to the extent that the Trust Agreement provides otherwise). Shares of Company Stock attributable to such net income shall be allocated among the Accounts invested in the Company Stock Fund as of each Valuation Date in the proportion that the value of each such Account as of the preceding Valuation
Date bears to the value of all such Accounts on the preceding Valuation Date. As described in Section 7.4(h), the outstanding balance of a Participant's loans described in Section 7.4 will not be included as part of his Account balance for purposes of allocations under this Section 9.12.
     (b) Cash dividends paid on Company Stock held in the Company Stock Fund shall be reinvested in shares of Company Stock and shall be allocated among the Accounts invested in the Company Stock Fund on the basis of the number of shares held in each Account as of the previous Valuation Date.
     (c) All Company Stock or other assets received as a result of a stock split or stock dividend, a reorganization or other recapitalization of the Company, spin-off of a subsidiary, or any other transaction shall be allocated among the Accounts invested in the Company Stock Fund on the basis of the number of shares held in each Account as of the previous Valuation Date.
                                      A-23

     9.13 ALLOCATION OF INCOME IN INVESTMENT FUNDS OTHER THAN THE COMPANY STOCK FUND. All net income that is earned on investments in investment funds described in Section 9.1(b) shall be reinvested by the Trustee in the investment funds. As of each Valuation Date, the Trustee shall determine the current fair market value of each such investment fund. As of each Valuation Date, before making adjustments for withdrawals, loans and transfers, the Plan Administrator shall adjust the Accounts to reflect the value of the investment fund as of such date; such adjustment shall be based on each Participant's Account balance invested in the investment fund as of the preceding Valuation Date. As described in Section 7.4(h), the outstanding balance of a Participant's loans described in Section
7.4 will not be included as part of his Account balance for purposes of allocations under this Section 9.13.
                                   SECTION X
                               GENERAL PROVISIONS
     10.1 NONALIENATION OF BENEFITS. No person shall have any interest in or right to any assets of the Trust Fund or any rights under the Plan except to the extent expressly provided in the Plan. Benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any liability for alimony or other payments for the support of a spouse, former spouse, or for any other relative of a Participant or Beneficiary, before actually being received by the person entitled thereto under the terms of the Plan. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable under the Plan shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, or torts of any person entitled to benefits hereunder.
     10.2 MERGER OR CONSOLIDATION. In the case of any merger or consolidation of the Plan with, or transfer of assets or liabilities to, any other plan, each Participant and Beneficiary of the Plan shall have an accrued benefit immediately after the merger, consolidation or transfer that is equal to or greater than the accrued benefit that the Participant or Beneficiary had immediately before the merger, consolidation or transfer.
     10.3 NO CONTRACT OF EMPLOYMENT. Nothing contained in the Plan shall be construed as a contract of employment between the Company and any person, or as giving a right to any person to continue in the employment of an Employer, or as limiting the right of an Employer to discharge any person at any time, with or without cause.
     10.4 NON-REVERSION. It shall be impossible, at any time before satisfaction of all liabilities with respect to Participants and their Beneficiaries, for any part of the principal or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and their Beneficiaries. However, the Employer's contributions under the Plan for any particular Plan Year shall be conditioned upon (i) the Plan initially being a qualified plan under Section 401(a) of the Internal Revenue Code for the Plan Year, and (ii) the contribution being deductible under Section 404 of the Internal Revenue Code. If, after the Employer's contribution has been made, it is determined that a condition described in (i) or (ii) was not satisfied with respect to such contribution, or that all or a portion of such contribution was made under a mistake of fact, then the Trustee shall refund to the Employer within one year of the date the contribution is remitted to the Trustee, if such contribution is made by reason of a mistake of fact, or within one year of the denial of qualification or disallowance of the deduction, the amount of the contribution that was affected by the mistake of fact, or by a condition described in (i) or (ii) not being satisfied, subject to the following rules:
     (a) The Trustee shall be under no obligation to make such refund unless a written direction of the refund signed by an authorized representative of the Employer, is submitted to the Trustee.
     (b) Earnings attributable to the refundable amount shall not be refunded, but the refundable amount shall be reduced by a proportionate share of any losses of the Trust from the date of crediting by the Trustee to the date of segregation.
     (c) The Trustee shall be under no obligation to verify that the refund is allowable or timely and shall be entitled to rely on the Employer's written direction.
     10.5 CONSTRUCTION AND SEVERABILITY. Except as otherwise provided by Federal law, the Plan shall be administered, construed and enforced according to Virginia law. Each provision of the Plan shall be considered to be severable from all other provisions, so that if any provision or any part of a provision shall be declared void, the remaining provisions shall continue to be effective.
                                      A-24

     10.6 DELEGATION OF AUTHORITY. Whenever any Employer is permitted or required to perform any act, such act may be performed by any officer or other person duly authorized by the Board.
     10.7 CHANGES IN CAPITAL STRUCTURE. The existence of the Plan shall not limit or in any way affect the right of any Employer to change its capital structure or accounting practices at any time in whatever manner it may determine to be advisable.
     10.8 RECEIPT OF ROLLOVERS AND TRUSTEE-TO-TRUSTEE TRANSFERS.
     (a) The Trustee may receive a transfer of assets previously held under another tax-qualified plan for the benefit of a person who is eligible to participate in this Plan, provided that the assets are not subject to the annuity requirements of Section 417 of the Internal Revenue Code. The assets may be received directly from the trustee of a tax-qualified plan, or they may be received as a rollover contribution from a tax-qualified plan or from an individual retirement account. Any plan from which assets are received must be a plan qualified under Section 401 of the Internal Revenue Code at the time of the transfer, and any rollover individual retirement account must be an individual retirement account within the meaning of Section 408 of the Internal Revenue Code at the time of the rollover.
     (b) The Trustee shall invest the transferred assets as part of the Trust Fund. The transferred assets, and the earnings and losses attributable to them, shall be held in separate Rollover Accounts on the books of the Trust for the benefit of the Participant as described in Section 5.1.
     (c) The Plan Administrator and the Trustee shall be fully protected in relying on data, representations, or other information provided by a Participant or other Employee for the purpose of determining that the requirements of subsection (a) have been satisfied.
     10.9 GENDER AND NUMBER. Every pronoun used in the Plan shall be construed to be of such number and gender as the context shall require.
                                   SECTION XI
                              PLAN ADMINISTRATION
     11.1 PLAN ADMINISTRATOR.
     (a) The Plan Administrator shall have responsibility for administering the Plan and carrying out its provisions. The Company, by action of its Board, shall appoint the Plan Administrator, which shall consist of a committee of not less than three persons. Any member of the Plan Administrator may be removed and new members may be appointed by action of the Board.
     (b) Any person appointed to be a member of the Plan Administrator shall give his acceptance in writing to the Company. Any member of the Plan Administrator may resign by delivering his written resignation to the Company, and such resignation shall be effective upon such delivery or upon any date specified in the notice.
     (c) For purposes of administering the Plan, the Plan Administrator may delegate any or all of its duties, powers and responsibilities to one or more persons or subcommittees, whose members may or may not be members of the Plan Administrator.
     11.2 RESPONSIBILITIES. The Plan Administrator shall have responsibility and authority to take all action and to make all decisions necessary or proper to carry out the Plan. The determination of the Plan Administrator as to any question involving the general administration and interpretation of the Plan shall be final, conclusive and binding. Any discretionary actions to be taken under the Plan by the Plan Administrator with respect to the classification of Employees, Participants, Beneficiaries, contributions, or benefits shall be uniform in nature and applicable to all persons similarly situated. Without limiting the generality of the foregoing, the Plan Administrator shall have the power, duty and express discretionary authority:
     (a) To require any person to furnish such information as it may request for the purpose of the proper administration of the Plan as a condition to receiving any benefits under the Plan;
     (b) To make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of the Plan;
                                      A-25

     (c) To interpret the Plan, and to resolve any ambiguity or inconsistency;
     (d) To decide questions concerning the eligibility of any Employee to become a Participant;
     (e) To employ counsel, accountants, specialists, agents and such clerical, medical and other services as the Plan Administrator may require in carrying out the provisions of the Plan;
     (f) To determine the manner in which the assets of the Plan shall be disbursed;
     (g) To authorize one or more persons to make any payment on its behalf, or to execute or deliver any instrument; and
     (h) To appoint an independent fiduciary to carry out activities relating to the Company Stock Fund if the Trustee so requests in accordance with Section 9.11(b).
     The Plan Administrator shall have the power to modify by administrative practice the time periods set forth in the Plan for filing applications with respect to withdrawals, distributions and Plan loans. The Plan Administrator shall exercise its power in a uniform and nondiscriminatory manner in accordance with applicable law.
     11.3 DELEGATION OF DUTIES
     (a) To the extent permitted by law, the Plan Administrator and any person to whom it may delegate any duty or power in connection with the Plan and the Employer and its officers and directors shall be entitled to rely conclusively upon, and shall be fully protected in any action taken or suffered by them in good faith in the reliance upon, any counsel, accountant, other specialist or other person selected by the Plan Administrator, or in reliance upon any tables, valuations, certificates, opinions or reports that shall be furnished by any of them or by the Trustee. To the extent permitted by law, no member of the Plan Administrator or any subcommittee, nor the Employer or its officers and directors, shall be liable for any neglect, omission or wrongdoing of the Trustee or of any other person to whom powers, duties or responsibilities with respect to the Plan have been delegated.
     (b) The Plan Administrator may authorize one or more persons to make any payment in its behalf, or to execute or deliver any instrument, except that a requisition for funds from the Trustee shall be signed by two members of the Plan Administrator or subcommittee that is authorized to sign requisitions.
     11.4 EXPENSES. All expenses incurred before termination of the Plan that shall arise in connection with the administration of the Plan, including, but not limited to, the compensation of the Trustee, administrative expenses and other proper charges and disbursements of the Trustee, and compensation and other expenses and charges of any counsel, accountant, specialist or other person who shall be employed by the Plan Administrator in connection with the administration thereof, shall be charged to the Trust Fund and paid by the Trustee unless paid by the Employers.
     11.5 COMPENSATION. Unless otherwise agreed to by the Employer, the members of the Plan Administrator and any subcommittee shall serve without compensation for services as such, but all reasonable expenses incurred in the performance of their duties shall be paid from the Trust Fund. Unless otherwise determined by the Company or required by law, no officer of the Company and no member of the Plan Administrator or any subcommittee shall be required to give any bond or other security in any jurisdiction.
     11.6 FACILITY OF PAYMENT. Whenever, in the Plan Administrator's opinion, a person who is entitled to receive a benefit from the Plan (or an installment payment of the benefit) is under a legal disability, or other incapacity that prevents him from managing his financial affairs, the Plan Administrator may direct the Trustee to make payments to the person, or to his legal representative, or to a relative or friend of the person for his benefit, or the Plan Administrator may direct the Trustee to apply the payment for the benefit of the person. Any payment of a benefit or any installment payment of a benefit in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.
     11.7 BENEFIT CLAIMS PROCEDURE.
     (a) If any person makes a claim regarding the amount of any distribution or its method of payment, such person shall present the reason for the claim in writing to the Plan Administrator. The Plan Administrator, in its discretion, may request a meeting to clarify any matters that it deems pertinent. A claimant who is denied a claim will, within 90 days of its receipt of the claim, be given notice by the Plan Administrator that describes:
                                      A-26

             (i) The specific reason or reasons for the denial;
             (ii) The specific reference to the Plan provisions on which the denial is based;
             (iii) A list of additional material or information (if any) that is necessary for the claimant to perfect the claim, with an explanation of why the additional information is needed;
             (iv) An explanation of the Plan's claim procedure; and
             (v) An explanation that the claimant may request a review of his claim denial by the Plan Administrator by filing a written request with the Plan Administrator not more than 60 days after receiving written notice of the denial and that the claimant, or his representative, before such review, may review pertinent documents and submit issues and comments in writing.
     (b) If a review of the initial denial is requested and the claim is again denied, the Plan Administrator shall again give written notice within 60 days of its decision to deny the claim to the claimant setting forth items (i) and (ii) above. All final interpretations, determinations and decisions of the Plan Administrator with respect to any matter hereunder shall be conclusive and binding upon the Employer, Participants, Employees, and all other persons claiming interest under the Plan, except as otherwise provided by ERISA.
     11.8 DOMESTIC RELATIONS ORDERS.
     (a) If the Trustee or the Plan Administrator receives a domestic relations order that purports to require the payment of a Participant's benefits to a person other than the Participant, the Plan Administrator shall take the following steps:
             (i) If benefits are in pay status, the Plan Administrator shall direct the Trustee to withhold payment and to account separately for the amounts that will be payable to the Alternate Payees (defined below) if the order is a Qualified Domestic Relations Order (defined below).
             (ii) The Plan Administrator shall promptly notify the named Participant and any Alternative Payees of the receipt of the domestic relations order and of the Plan Administrator's procedures for determining if the order is a Qualified Domestic Relations Order.
             (iii) The Plan Administrator shall determine whether the order is a Qualified Domestic Relations Order under the provisions of Internal Revenue Code Section 414(p).
             (iv) The Plan Administrator shall notify the named Participant and any Alternate Payees of its determination as to whether the order meets the requirements of a Qualified Domestic Relations Order.
     (b) If, within 18 months beginning on the date the first payment would be made under the domestic relations order (the 18-Month Period), the order is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee to pay the specified amounts to the persons entitled to receive the amounts pursuant to the order.
     (c) If, within the 18-Month Period, (i) the order is determined not to be a Qualified Domestic Relations Order or (ii) the issue as to whether the order is a Qualified Domestic Relations Order has not been resolved, the Plan Administrator shall direct the Trustee to pay the specified amounts to the Participant or other person who would have been entitled to such amounts if there had been no order.
     (d) If an order is determined to be a Qualified Domestic Relations Order after the end of the 18-Month Period, the determination shall be applied prospectively only.
     (e) For the purposes of this Section, the following terms shall have the following definitions:
                 (i) ALTERNATE PAYEE -- Any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to all or a portion of the benefits payable under the Plan to the Participant.
             (ii) QUALIFIED DOMESTIC RELATIONS ORDER -- Any domestic relations order or judgment that meets the requirements set forth in Internal Revenue Code Section 414(p).
                                      A-27

                                  SECTION XII
                               AMENDMENT OF PLAN
     12.1 RESERVED POWER TO MODIFY, SUSPEND OR TERMINATE. As future conditions affecting this Plan cannot be foreseen, the Company, through action of the Board, reserves the right to amend, modify, suspend, or terminate the Plan. Any amendment may affect future Participants, but may not diminish the balances in the Accounts of any Participant or Beneficiary as they existed immediately before the effective date of the amendment.
     12.2 AMENDMENT REQUIRING SHAREHOLDER APPROVAL. If and to the extent required to comply with Rule 16b-3, any amendment to the Plan made prior to September 1, 1994 that would (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the number of securities that may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan, must be submitted to the shareholders of the Company for approval. Notwithstanding the foregoing, the Board may increase the number of investment funds offered under the Plan without first obtaining the approval of the shareholders of the Company. If the September 1, 1994 effective date of the current proposed changes to Rule 16b-3 is postponed, the September 1, 1994 date referred to above shall be deemed to refer to such postponed effective date of the current proposed changes to Rule 16b-3.
     12.3 DISTRIBUTION ON TERMINATION OF PLAN. If the Plan is terminated or if there is a complete discontinuance of contributions to the Plan, with or without notice, each Participant's interest in his Accounts shall become fully vested. A partial termination of the Plan, with or without notice, shall be deemed to be a termination of the Plan resulting in full vesting as to the part of the Plan that is terminated. In the event of a termination of the Plan, Participants' Accounts shall be distributed upon a date determined by the Plan Administrator.
                                  SECTION XIII
                    ADOPTION OF PLAN BY AFFILIATED COMPANIES
     13.1 ADOPTION OF THE PLAN. Any Affiliated Company may become an Employer, with the approval of the Board, by adopting the Plan for its Employees. An Affiliated Company that becomes a party to the Plan shall promptly deliver to the Trustee a certified copy of the resolutions or other documents evidencing its adoption of the Plan. An Affiliated Company adopting the Plan may determine whether and to what extent periods of employment with the Affiliated Company before the Affiliated Company adopts the Plan shall be included as Service under the Plan, and an Affiliated Company may exclude certain classes of Employees from eligibility to participate in the Plan, as long as the exclusion does not result in prohibited discrimination under the Internal Revenue Code.
     13.2 WITHDRAWAL. An Employer may withdraw from the Plan at any time by giving the Plan Administrator advance notice in writing of its intention to withdraw. Upon receipt of notice of a withdrawal, the Plan Administrator shall certify to the Trustee the equitable share of the withdrawing Employer in the Trust Fund, and the Trustee shall set aside from the Trust Fund such securities and other property as it shall, in its sole discretion, deem to be equal in value to the withdrawing Employer's equitable share. If the Plan is to be terminated with respect to the withdrawing Employer, the amount set aside shall be administered according to Section 10.2. If the Plan is not to be terminated with respect to the withdrawing Employer, the Trustee shall turn over the withdrawing Employer's equitable share to a trustee designated by the withdrawing Employer, and the securities and other property shall thereafter be held and invested as a separate trust of the withdrawing Employer.
     13.3 SALE OF EMPLOYER OR DIVISION. If substantially all of the stock or assets of an Employer or a division of an Employer are sold, the Accounts of participants who are Employees of the affected Employer or division may be transferred to a tax-qualified defined contribution plan or the purchaser. If such a transfer is made, the Accounts of the affected Participants shall be transferred to a tax-qualified plan of the purchaser, and the affected Participants shall no longer be entitled to any benefits under this Plan. The transfer of Accounts shall be full satisfaction of this Plan's obligation to provide benefits to the affected Participants and their Beneficiaries.
                                  SECTION XIV
                                   TOP HEAVY
     14.1 TOP HEAVY. If the Plan is Top Heavy for any Plan Year, then the provisions of this Section 14 shall apply, notwithstanding anything in the Plan to the contrary. The determination of Top Heavy status shall be made as follows:
                                      A-28

          (a) Top Heavy plans are one or more plans that are qualified under Internal Revenue Code Section 401(a) and under which the sum of the present value of accrued benefits of Key Employees under defined benefit plans and the account balances of Key Employees under defined contribution plans exceeds 60% of the sum of the present value of accrued benefits and account balances of all employees, former employees (except for former employees who perform no services for the Company for the five-year period ending on the determination date), and beneficiaries in the plans. The determination date is the date on which it is determined whether this Plan is Top Heavy. Such determination shall be made as of the last day of the immediately preceding Plan Year or, in the case of the first Plan Year, the last day of such Plan Year. The determination shall be made in accordance with Internal Revenue Code Section 416(g). The account balances under the Plan shall be valued as of each Valuation Date. Actuarial equivalence and benefit accruals shall be determined on the basis of the definition of actuarial equivalence and accrued benefits used for purposes of the James River Corporation of Virginia Retirement Plan for Salaried and Other Non-Bargaining Unit Employees, as in effect at the time. If the Company and Affiliated Companies maintain more than one plan qualified under Internal Revenue Code Section 401, then (a) each such plan in which a Key Employee is a participant and (b) each such plan that must be taken into account in order for a plan described in the preceding clause to meet the requirements of Internal Revenue Code Section 401(a)(4) or 410 shall be aggregated with this Plan to determine whether the plans, as a group, are Top Heavy. The Company and Affiliated Companies may, in their discretion, aggregate any other qualified plan with this Plan to the extent that such aggregation is permitted by Internal Revenue Code Section 416(g). The Company will determine whether the Plan is Top Heavy. For purposes of the preceding sentence, a Plan includes a terminated plan which was maintained by the Company within the last five years ending on the determination date and would otherwise be required to be aggregated with this Plan.
          (b) A Key Employee is an Employee, former Employee or Beneficiary who, at any time during the Plan Year or during any of the four preceding Plan Years, is or was (i) an officer of the Company or an Affiliated Company whose annual Taxable Compensation from the Company and Affiliated Company exceeds 50% of the amount in effect under Internal Revenue Code Section 415(b)(1)(A) for the Plan Year, (ii) one of the ten Employees who own (or are considered as owning, within the meaning of Section 318 of the Internal Revenue Code) at least 0.5% and the largest interests in the Company or an Affiliated Company and whose annual Taxable Compensation from the Company and Affiliated Companies is at least equal to the amount in effect under
     Section 415(c)(1)(A) of the Internal Revenue Code for the Plan Year, (iii) a 5% owner of the Company or an Affiliated Company, or (iv) a 1% owner of the Company or an Affiliated Company whose annual Taxable Compensation from the Company and Affiliated Companies exceeds $150,000. The amount in effect under Section 415(c)(1)(A) of the Internal Revenue Code for a Plan Year is the $30,000 amount described in Section of the Plan, as adjusted. The determination of Key Employee status shall be made in accordance with
     Section 416(i) of the Internal Revenue Code, and the number of persons who are considered Key Employees shall be limited as provided under that Section.
     14.2 MINIMUM ALLOCATION. For any Plan Year in which the Plan is Top Heavy, either a minimum benefit or a minimum contribution shall be provided for each Participant who is not a Key Employee and who is not covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining. Unless the minimum benefit described in Section 416(c)(1) of the Internal Revenue Code is provided under a defined benefit plan, the amount of Company and Affiliated Company contributions and forfeitures that are allocated under one or more plans maintained by the Company or Affiliated Companies to the account of each Participant described above who is an Employee on the last day of the Plan Year shall be at least equal to 5% of the Participant's Taxable Compensation. This minimum contribution shall be made under other plans maintained by the Company or Affiliated Companies before it is made under this Plan. The Company shall have discretion to contribute an amount needed to satisfy this minimum allocation.
     14.3 COMPENSATION LIMITATION. For any Plan Year in which this Plan is Top Heavy, the amount of a Participant's Taxable Compensation that may be taken into account under the Plan shall not exceed $150,000 (or an adjusted amount pursuant to Internal Revenue Code Sections 401(a)(17) and 415(d)). If the Participant is a 5% owner or is one of the 10 highly compensated employees, as defined in Internal Revenue Code Section 414(q), earning the most Section 415 Compensation, such limitation shall be calculated by aggregating the Taxable Compensation of the Participant and any family member of such Participant who participates in the Plan. For purposes of this paragraph, the term family member means the Participant's spouse and lineal descendants who have not attained age 19 by the close of the Plan Year.
     14.4 BENEFIT AND CONTRIBUTION LIMITATIONS. For Plan Years in which the Plan is Top Heavy, the 1.25 amount in Section 5.3 of the Plan shall be changed to 1.0 unless:
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
          (a) The sum of the present value of accrued benefits and account balances of Key Employees under plans aggregated pursuant to Section does not exceed 90% of the total present value of accrued benefits and account balances of all participants in the plans, and
          (b) The minimum contribution described in Section of the Plan is increased to 7 1/2% of the Participant's Taxable Compensation.
     IN WITNESS WHEREOF, the Company has caused this Plan to be executed this 18th day of February, 1994.
                                      JAMES RIVER CORPORATION OF VIRGINIA
                                      By /s/ DANIEL J. GIRVAN
                                         Senior Vice President, Human Resources
                                      A-30

                                                                       EXHIBIT B
                      JAMES RIVER CORPORATION OF VIRGINIA
                             1987 STOCK OPTION PLAN
                         1993 AMENDMENT AND RESTATEMENT
     JAMES RIVER CORPORATION OF VIRGINIA (the "Company") hereby adopts this
1993 Amendment and Restatement of the James River Corporation of Virginia 1987 Stock Option Plan, effective as of December 16, 1993.
1. PURPOSE. This Stock Option Plan (the "Plan") is intended to advance the interests of the Company by providing certain key employees who have substantial responsibility for the direction and management of the Company, its subsidiaries, and its foreign affiliates with an opportunity to acquire a proprietary interest in the Company and an additional incentive to promote its success, as well as to encourage them to remain in the employ of the Company, a subsidiary of the Company or a foreign affiliate of the Company. The Plan is intended to conform to the provisions of Securities and Exchange Commission Rule 16b-3.
2. DEFINITIONS. As used in the Plan, the following terms have the meanings indicated:
     (a) "ACT" means the Securities Exchange Act of 1934, as amended.
     (b) "APPLICABLE WITHHOLDING TAXES" means the aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold in connection with any exercise of an Option or Release Right.
     (c) "BOARD" means the Board of Directors of the Company.
     (d) "CHANGE OF CONTROL" means:
        (i) The acquisition by any unrelated Person of beneficial ownership (as that term is used for purposes of the Act) of 20% or more of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors. The term unrelated Person means any Person other than (x) the Company, its Subsidiaries, and its Foreign Affiliates, (y) an employee benefit plan or trust of the Company or its Subsidiaries or Foreign Affiliates, and (z) a Person that acquires stock of the Company pursuant to an agreement with the Company that is approved by the Board in advance of the acquisition, unless the acquisition results in a Change of Control pursuant to subsection (ii) below.
        (ii) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transactions shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company.
     (e) "CODE" means the Internal Revenue Code of 1986, as amended.
     (f) "COMMITTEE" means the committee appointed by the Board as described under Section 13.
     (g) "COMPANY" means James River Corporation of Virginia, a Virginia corporation.
     (h) "COMPANY STOCK" means common stock of the Company. In the event of a change in the capital structure of the Company (as provided in Section
         12), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.
     (i) "CORPORATE CHANGE" means a consolidation, merger, dissolution, or liquidation of the Company, a Subsidiary or a Foreign Affiliate, or a sale or distribution of assets or stock (other than in the ordinary course of business) of the Company, a Subsidiary, or a Foreign Affiliate; provided that, unless the Committee determines otherwise, a Corporate Change shall only be considered to have occurred with respect to Participants whose business unit is affected by the Corporate Change.
     (j) "DATE OF GRANT" means the date on which an Option is granted by the Committee.
                                      B-1

     (k) "FAIR MARKET VALUE" means (i) if the Company Stock is traded on an exchange, the mean of the highest and lowest registered sales prices of the Company Stock on the exchange on which the Company Stock generally has the greatest trading volume or (ii) if the Company Stock is traded in the over-the-counter market, the mean between the closing bid and asked prices as reported by NASDAQ. Fair Market Value shall be determined as of the applicable date specified in the Plan or, if there are no trades on such date, the value shall be determined as of the last preceding day on which the Company Stock is traded.
     (l) "FOREIGN AFFILIATE" means an entity that is not organized under the laws of the United States, or any state thereof or any political subdivision of any state, and in which the Company has, directly or indirectly, a substantial interest.
     (m) "INCENTIVE STOCK OPTION" means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code Section 422.
     (n) "INSIDER" means a person subject to Section 16(b) of the Act.
     (o) "NONSTATUTORY STOCK OPTION" means an Option that does not meet the requirements of Code Section 422, or that is not intended to be an Incentive Stock Option and is so designated.
     (p) "OPTION" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.
     (q) "PARENT" means, with respect to any corporation, a parent of that corporation within the meaning of Code section 424(e).
     (r) "PARTICIPANT" means an employee who receives a Stock Option under the Plan.
     (s) "PERSON" means an individual, entity or group (as that term is used for purposes of the Act).
     (t) "RELEASE RIGHT" means a right to receive amounts from the Company upon the exercise of a Nonstatutory Option, as described in Section 7.
     (u) "RULE 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.
     (v) "SUBSIDIARY" means with respect to any corporation, a subsidiary of that corporation within the meaning of Code Section 424(f).
     (w) "10% SHAREHOLDER" means a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code Section 424(d).
     (x) "WINDOW PERIOD" means the period beginning on the third business day and ending on the twelfth business day following the release for publication of quarterly or annual summary statements of the Company's sales and earnings. The release for publication shall be deemed to have occurred if the specified financial data (i) appears on a wire service,
         (ii) appears in a financial news service, (iii) appears in a newspaper of general circulation, or (iv) is otherwise made publicly available.
3. STOCK. Subject to Section 12 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 8,000,000 shares of Company Stock, which shall be authorized, but unissued, shares. The aggregate number of shares of Company Stock reserved shall be reduced by the issuance of shares upon the exercise of Options, but it shall not be reduced if Options, for any reason, expire or terminate unexercised or, to the extent permissible under Rule 16b-3, if shares are released pursuant to Release Rights or are retained by the Company in payment of Applicable Withholding Taxes, and such shares may again be subjected to an Option under the Plan. The Committee is expressly authorized to make an award of Options to a Participant conditioned upon the surrender for cancellation of an existing Option.
4. ELIGIBILITY. All present and future key employees of the Company, or any Subsidiary or Foreign Affiliate of the Company, whether now existing or hereafter created or acquired, shall be eligible to receive Options under the Plan. The Committee shall have the power and complete discretion, as provided in Section 13, to select eligible employees to receive Options and to determine for each employee the terms and conditions and the number of shares to be allocated to each employee as part of each Option. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.
                                      B-2

5. GRANT OF STOCK OPTIONS.
     (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, whether and the extent to which Release Rights are granted, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.
     (b) The exercise price of shares of Company Stock covered by an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to a Participant who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.
     (c) An employee may not receive awards of Options under the Plan with respect to more than 300,000 shares of Company Stock during any one-year period.
     (d) The grant of an Option shall not obligate the Company or any Subsidiary or Foreign Affiliate of the Company to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant, or to make further grants to the employee at any time thereafter.
6. TERM AND LIMITATIONS ON EXERCISE.
     (a) Options may be exercised, in whole or in part, but only with respect to whole shares of Common Stock, at such times and under such conditions as may be specified in the Participant's stock option agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate, and the Committee may include such provisions regarding a Change of Control or Corporate Change as the Committee deems appropriate.
     (b) The term of an Incentive Stock Option shall be ten years from the Date of Grant, except that an Incentive Stock Option granted to a 10% Shareholder may not have a term in excess of five years. The Committee shall establish the term of a Nonstatutory Stock Option in the Participant's stock option agreement. No Option may be exercised after the expiration of its term or, except as set forth in the Participant's stock option agreement, after the termination of the Participant's employment. The Committee shall set forth in the Participant's stock option agreement when, and under what circumstances, an Option may be exercised after termination of the Participant's employment.
     (c) An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the Limitation Amount). Incentive Stock Options granted under the Plan and all other plans of the Company and any Parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.
     (d) If a Participant dies and if the Participant's stock option agreement provides that part or all of the Option may be exercised after the Participant's death, then such portion may be exercised by the Participant's legatees or distributees or by the personal representative of the Participant's estate during the time period specified in the stock option agreement.
     (e) Notwithstanding anything herein to the contrary, when granting Options to employees of a Foreign Affiliate, the Committee shall have complete discretion and authority to grant such Options in accordance with all present and future applicable laws.
7. RELEASE RIGHTS.
     (a) Whenever the Committee deems it appropriate, Release Rights may be granted in connection with all or any part of a Nonstatutory Option. Release Rights shall be evidenced in writing as part of the stock option agreement to which they pertain.
     (b) With respect to any exercise of an Option coupled with a Release Right, the following terms shall have the meanings indicated:
        (i) The Exercise Price shall be the price per share at which the Option may be exercised.
                                      B-3

        (ii) The Market Price shall be the Fair Market Value per share of the Company Stock covered by the Option on the date of exercise.
        (iii) The Exercise Number (EN) shall be that portion of the number of shares which the Participant is currently eligible to receive upon the exercise of Options and which the Participant desires to use, either by exercise or by receipt of cash.
        (iv) The Tax Rate (TR) shall be that percentage which is equal to the highest marginal rate at which the Participant's ordinary income would have been taxed for federal income tax purposes during the most recent preceding calendar year for which he filed a federal income tax return (or an amended return) had the gain realized on account of his exercise of privileges granted pursuant to this Plan been included in such tax return.
        (v) The Releasable Number (RN) shall be that number of shares (or the next lowest whole number of shares) determined in accordance with the following formula:
                                    RN = (EN) . (TR)
             Notwithstanding the foregoing, the Releasable Number may be increased if and to the extent necessary to cause the amount of cash to be paid upon the exercise of Release Rights to be sufficient to cover the Applicable Withholding Taxes with respect to the exercise of the Options and Release Rights.
     (c) Concurrently with any exercise of an Option that is coupled with a Release Right, the Participant may release from the Option any number of whole shares up to the Releasable Number for such exercise and shall receive in payment for such release an amount in cash equal to the product of the number of shares so released times the amount by which the Market Price exceeds the Exercise Price. Such release shall be effected by an instrument in writing in form satisfactory to the Committee. If the Releasable Number, as finally determined, shall be less than the number specified in such writing as released, the release shall be effective as though the Releasable Number were substituted for the number specified. Notwithstanding anything herein to the contrary, to the extent required by Rule 16b-3 or by other properly adopted law, rules or regulations, the exercise of an Option and the right of a Participant to exercise a Release Right and to receive cash therefor shall be effective only if consented to by the Committee.
     (d) Upon the exercise of a Release Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, shall not thereafter be exercisable.
     (e) Subject to any further conditions upon exercise imposed by the Committee, a Release Right shall be exercisable only to the extent that the related Option is exercisable, and a Release Right shall expire no later than the date on which the related Option expires.
     (f) A Release Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Release Right exceeds the exercise price of the Company Stock covered by the underlying Option.
     (g) If and to the extent required by Rule 16b-3, an Insider may only exercise a Release Right during a Window Period or otherwise pursuant to the requirements of Rule 16b-3, and a Release Right held by an Insider shall not be exercisable during the first six months of its term. The exercise of a Release Right by an Insider shall be made in accordance with Rule 16b-3.
8. METHOD OF EXERCISE OF OPTIONS AND RELEASE RIGHTS.
     (a) Options and Release Rights may be exercised by giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option and the number of Release Rights the Participant has elected to exercise. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant (i) may deliver, or cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, or (ii) may deliver a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes.
     (b) Each Participant shall agree, as a condition of the exercise of an Option or Release Right, to pay to the Company, or to make arrangements satisfactory to the Company regarding the payment of, Applicable Withholding Taxes. The Committee may grant Options that permit a Participant to elect to satisfy Applicable Withholding Taxes by delivering shares of Company Stock or by directing the Company to retain that number of shares of Company Stock that will satisfy all or a specified portion of the Applicable Withholding Taxes. The Committee may also grant Options
                                      B-4
       with automatic withholding of shares to satisfy Applicable Withholding
         Taxes. The Committee shall have the sole discretion to approve or disapprove any election, and any election by an Insider must comply with Rule 16b-3. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificate shall be issued upon the exercise of an Option or cash paid upon the exercise of a Release Right.
     (c) The Company may place on a certificate representing Company Stock issued upon the exercise of an Option any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent. Until the Participant has made all required payments, including any Applicable Withholding Taxes, and has been issued a certificate for the shares of Company Stock acquired, the Participant shall possess no shareholder rights with respect to the shares.
     (d) Notwithstanding anything herein to the contrary, with respect to Insiders, Options and Release Rights shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.
9. NONTRANSFERABILITY OF OPTIONS AND RELEASE RIGHTS.
     (a) Options and Release Rights, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant.
     (b) Notwithstanding the foregoing, the Committee may grant Nonstatutory Stock Options and Release Rights that permit a Participant to transfer the Options and Release Rights to a family member (as defined by the Committee) or to a trust established by the Participant or a family member; provided that no Incentive Stock Options may be transferrable, and no Options granted to Insiders may be transferrable unless and except to the extent permitted by Rule 16b-3. The Committee may impose on any transferrable Options and Release Rights such limitations and conditions as the Committee deems appropriate.
10. EFFECTIVE DATE OF THE PLAN. This Plan was originally effective as of February 12, 1987. The 1993 Amendment and Restatement of the Plan shall be effective as of December 16, 1993. The restated Plan shall be submitted to the shareholders of the Company for approval. Options granted before the 1993 Amendment and Restatement shall be governed by the terms of the Plan as in effect before the 1993 Amendment and Restatement, except to the extent that the Committee, in its sole discretion, specifies otherwise. The provisions of the 1993 Amendment and Restatement shall not apply to an Option or Release Right granted on or before February 17, 1993 if such provisions would cause the Option or Release Right to be subject to the limitations of Code Section 162(m).
11. TERMINATION, MODIFICATION. If not sooner terminated by the Board, the Plan shall terminate at the close of business on February 12, 1997. No Options shall be awarded under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that (i) if and to the extent required by the Code or Rule 16b-3, no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Options granted under the Plan (except pursuant to Section 12), materially modifies the requirements as to eligibility for participation in the Plan, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company and (ii) to the extent required to meet the requirements of Code Section 162(m) for performance-based compensation, any amendment that makes a material change to the Plan must be approved by the shareholders of the Company. The Board may unilaterally amend the Plan and Options as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Options to meet the applicable requirements of the Code. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Option previously granted to the Participant.
12. CHANGE IN CAPITAL STRUCTURE.
     (a) In the event of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or other securities to be issued under the Plan (under Options then outstanding and Options to be granted in the future), the exercise price, and any other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.
     (b) In the event the Company distributes to its shareholders as a dividend, or sells or causes to be sold to a Person other than the Company or a Subsidiary or affiliate, shares of stock in any corporation (a Spin-off Company) which, immediately before the distribution or sale, was a majority-owned subsidiary of the Company, the Committee shall
                                      B-5
       have the power, in its sole discretion, to make such adjustments as the Committee deems appropriate. The Committee may make adjustments in the number and kind of shares or other securities to be issued under the Plan (under Options then outstanding and Options to be granted in the future), the exercise price, and any other relevant provisions, and, without limiting the foregoing, may substitute securities of the Spin-off Company for securities of the Company. The Committee shall make such adjustments as it determines to be appropriate, considering the economic effect of the distribution or sale on the interests of the Company's shareholders and the Participants in the businesses operated by the Spin-off Company. The Committee's determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.
     (c) If a Change of Control or Corporate Change occurs, the Committee may take such actions with respect to outstanding Options and Release Rights as the Committee deems appropriate. These actions may include, but shall not be limited to, accelerating the expiration date of any or all outstanding Options and Release Rights and the dates on which any part of the Options and Release Rights may be exercised, in which case they shall be exercisable in full on dates designated by the Committee. The effectiveness of such acceleration, and any exercise of Options and Release Rights pursuant thereto with respect to shares in excess of the number of shares which could have been exercised in the absence of such acceleration, shall be conditioned upon the consummation of the applicable Change of Control or Corporate Change.
     (d) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.
13. ADMINISTRATION OF THE PLAN.
     (a) The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist of not less than two members of the Board. The Committee shall be the Compensation Committee of the Board, unless the Board shall appoint another compensation committee to administer the Plan. If and to the extent required by Rule 16b-3, all members of the Committee shall be disinterested persons , as that term is defined in Rule 16b-3, and the Committee shall be comprised solely of two or more outside directors, as that term is defined for purposes of Code Section 162(m). If any member of the Committee fails to qualify as an outside director or (to the extent required by Rule 16b-3) a disinterested person, such person shall immediately cease to be a member of the Committee and shall not take part in future Committee deliberations. The Board from time to time may appoint members of the Committee and may fill vacancies, however caused, in the Committee.
     (b) The Committee shall have authority to impose such limitations or conditions upon an Option or Release Right as the Committee deems appropriate to achieve the objectives of the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine (i) which eligible employees shall receive Options and whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (ii) the number of shares of Company Stock to be covered by each Option, (iii) when, whether and to what extent Release Rights shall be granted in connection with Options, (iv) the Fair Market Value of Company Stock, (v) the time or times at which Options shall be granted, (vi) whether an Option shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested, (vii) whether the Participant, the Company or a business unit has met the conditions set forth in the Plan or the stock option agreement with respect to the exercisability of the Option, (viii) when Options may be exercised, (ix) whether a Change of Control or Corporate Change exists, (x) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options is permitted, (xi) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xii) any additional requirements relating to Options and Release Rights that the Committee deems appropriate. Notwithstanding the foregoing, no tandem stock options (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options.
     (c) The Committee shall have the power to amend the terms of previously granted Options, so long as the terms as amended are consistent with the terms of the Plan and, where applicable, consistent with the qualification of the Option as an Incentive Stock Option. The consent of the Participant must be obtained with respect to any amendment that would adversely affect a Participant's rights under the Option, except that such consent will not be required if the amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Option.
                                      B-6

     (d) The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the stock option agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or the stock option agreements. The interpretation and construction of any provision of the Plan or a stock option agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.
     (e) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.
14. NOTICE. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company - at its principal business address to the attention of the Treasurer; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.
15. INTERPRETATION. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury relating to the qualification of Incentive Stock Options under the Code and the qualification of the Plan as performance-based compensation under Code
    Section 162(m), and they are subject to all present and future rulings of the Securities Exchange Commission with respect to Rule 16b-3. If any provision of the Plan would cause Incentive Stock Options to fail to meet the applicable requirements of the Code, would cause the Plan to fail to meet the Code Section 162(m) requirements for performance-based compensation, or would cause the Plan to fail to meet the requirements of Rule 16b-3 as applicable to Insiders, then that provision of the Plan shall be void and of no effect. The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia.
     IN WITNESS WHEREOF, the Company has caused this Plan to be executed on this 10th day of December, 1993.
                                      JAMES RIVER CORPORATION OF VIRGINIA
                                      By /S/ CLIFFORD A. CUTCHINS, IV
                                        Senior Vice President, General Counsel,
                                        Corporate Secretary
                                      B-7

                                                                       EXHIBIT C
                      JAMES RIVER CORPORATION OF VIRGINIA
                              DEFERRED STOCK PLAN
                         1993 AMENDMENT AND RESTATEMENT
     JAMES RIVER CORPORATION OF VIRGINIA, a Virginia corporation (the "Company"), has adopted this 1993 Amendment and Restatement of its Deferred
Stock Plan, effective as of December 16, 1993. The Company further amended this Plan at its February 1994 Board of Directors meeting, effective as of December 16, 1993. This document reflects the amendment.
1. PURPOSE. This Deferred Stock Plan (the "Plan") is intended to advance the interests of the Company by providing certain senior executive officers of the Company and its subsidiaries with an additional incentive to promote the Company's success and to encourage them to remain in the employ of the Company or a subsidiary of the Company. The Plan is intended to conform to the provisions of Rule 16b-3 of the Securities Exchange Act of 1934.
2. DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below unless the context clearly requires a different meaning:
     a. "ACT" The Securities Exchange Act of 1934, as amended.
     b. "APPLICABLE WITHHOLDING TAXES" The aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold in connection with a distribution under the Plan.
     c. "AWARD" An award of deferred stock under the Plan.
     d. "BENEFICIARY" The person or entity determined to be a Participant's Beneficiary pursuant to Section 11.
     e. "BOARD" The Company's Board of Directors.
     f. "BOOK ACCOUNT" A book account established on the records of the Company for a Participant.
     g. "CHANGE OF CONTROL"
        i. The acquisition by any unrelated Person of beneficial ownership (as that term is used for purposes of the Act) of 20% or more of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors. The term unrelated Person means any Person other than (x) the Company, its subsidiaries, and its affiliates, (y) an employee benefit plan or trust of the Company or its subsidiaries or affiliates, and (z) a Person that acquires stock of the Company pursuant to an agreement with the Company that is approved by the Board in advance of the acquisition, unless the acquisition results in a Change of Control pursuant to subsection (ii) below.
        ii. As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transactions shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company.
     h. "CODE" The Internal Revenue Code of 1986, as amended.
     i. "COMMITTEE" The committee appointed by the Board to administer this Plan.
     j. "COMPANY" James River Corporation of Virginia, and any successor by merger or otherwise.
     k. "COMPANY STOCK" Common stock of the Company. In the event of a change in the capital structure of the Company (as provided in Section 14), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.
     l. "CORPORATE CHANGE" A consolidation, merger, dissolution, or liquidation of the Company or a subsidiary, or a sale or distribution of assets or stock (other than in the ordinary course of business) of the Company or a subsidiary; provided
                                      C-1
     that, unless the Committee determines otherwise, a Corporate Change shall only be considered to have occurred with respect to Participants whose business unit is affected by the Corporate Change.
     m. "INSIDER" A person subject to Section 16(b) of the Act.
     n. "PARTICIPANT" A senior executive officer of the Company or a subsidiary who has been selected by the Committee to participate in the Plan.
     o. "PERSON" An individual, entity or group (as that term is used for purposes of the Act).
     p. "PLAN" The James River Corporation of Virginia Deferred Stock Plan.
     q. "RULE 16b-3" Rule 16b-3 of the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.
3. ELIGIBILITY. The Committee shall grant Awards to certain senior executive officers of the Company and its subsidiaries who have rendered, and who are expected to continue to render, extraordinarily valuable services that are vital to the long-term success of the Company and its subsidiaries. The Committee shall choose the Participants and shall determine the value of the Award to be granted to each Participant and the vesting schedule and other terms of the Award.
4. AWARDS. The value of an Award shall be determined as a dollar amount. As of the date of the Award, the Award shall be converted into hypothetical shares of Company Stock at the fair market value of the Company Stock as of the business day immediately preceding the date on which the Award is granted. The Company shall establish a Book Account on its records for the Participant and shall credit to the Participant's Book Account the number of hypothetical shares of Company Stock granted pursuant to the Award. No actual shares of Company Stock or other certificates shall be issued when an Award is granted.
5. DIVIDENDS.
   a. As of the last day of each fiscal year of the Company, each Participant's Book Account shall be adjusted to take into account dividends that were declared on Company Stock during the fiscal year. The Committee shall first determine the amount of dividends that were declared as of each record date during the fiscal year with respect to shares of Company Stock equal to the number of hypothetical shares of Company Stock that were credited to the Participant's Book Account as of the record date. The total dividends shall then be converted into hypothetical shares of Company Stock by dividing the amount of the dividends by the fair market value of the Company Stock on the last business day of the fiscal year, and the nearest whole number of hypothetical shares of Company Stock so determined shall be credited to the Participant's Book Account.
   b. For the year in which the final payment is to be made from a Participant's Book Account, dividends shall be credited to the Participant's Book Account as of the date of the final payment. Dividends will be credited in a manner similar to that described above, based on the amount of dividends declared on Company Stock since the last day of the preceding fiscal year and the fair market value of Company Stock at the time payment is made.
6. VESTING. A Participant's interest in the amount credited to his Book Account from time to time shall become vested in accordance with a vesting schedule established by the Committee. The vesting schedule shall provide that a Participant's interest shall become vested in annual increments over a period of time determined by the Committee, beginning no earlier than the first anniversary of the date on which the Award is granted. The Committee may establish a different vesting schedule for each Participant. If a Participant dies while he is employed by the Company or a subsidiary, his interest in his Book Account shall become 100% vested. If a Participant becomes disabled while he is employed by the Company or a subsidiary, 50% of his non-vested interest in his Book Account shall become vested, and the balance of his non-vested interest shall be forfeited. The Committee shall have complete discretion to determine whether a Participant has become disabled.
7. ELECTION OF FORM OF PAYMENT. When the Committee determines that an Award is to be granted, the Committee shall give the Participant an opportunity to elect, from the forms of payment described below, the form in which the amount credited to his Book Account is to be paid. The Participant must make the election in writing when he is first notified that he will be granted an Award. The election shall be irrevocable and may not be modified by the Participant.
                                      C-2

   a. PRE-RETIREMENT FORM. The Participant may elect the pre-retirement form of payment, under which the amount credited to his Book Account will be paid to him in increments as it becomes vested.
   b. POST-RETIREMENT FORM. The Participant may elect the post-retirement form of payment, under which the amount credited to his Book Account will be paid to the Participant in substantially equal annual installments after his retirement from employment with the Company and its subsidiaries at or after age 65. At the time the Participant makes his election, the Participant shall designate the period over which the installment payments will be made. The Committee will have discretion to modify the form of installment payment designated by the Participant, if the Committee deems such a modification to be appropriate and in the best interests of the Company. If a Participant elects the post-retirement form of payment and dies after the installment payments begin, the remaining installments will be paid to the Participant's Beneficiary. All elections under this Section 7 shall be made subject to the provisions of Section 10.
8. TERMINATION OF EMPLOYMENT; FORFEITURES. If a Participant dies or otherwise terminates employment before he reaches age 65, any portion of the Participant's vested interest in his Book Account that has not previously been distributed shall be paid to the Participant (or, in the case of his death, to his Beneficiary) as follows:
   a. Unless the Committee determines otherwise, if (i) the Participant's termination of employment occurs because he retires at or after age 55, dies or becomes disabled and (ii) the Participant elected the post-retirement form of payment pursuant to Section 7(b), then the Participant's vested interest in his Book Account shall be paid in the manner selected by the Participant pursuant to Section 7(b), commencing at a date determined by the Committee.
   b. In all other cases, the distributable amount shall be paid in substantially equal annual installments over a 15-year period, or in such other form of payment, within a period not exceeding 15 years, as the Committee deems appropriate and in the best interests of the Company.
The Participant's non-vested interest in his Book Account shall be forfeited if his employment terminates for any reason before age 65, in which case an amount equal to his non-vested interest as of the date on which his employment terminates shall be debited from his Book Account.
9. PAYMENT.
  a. The amount credited to each Participant's Book Account shall be paid to the Participant according to the form of payment selected by the Participant pursuant to Section 7, unless the Participant dies or otherwise terminates employment before age 65 and except as provided in Section 10. If the Participant dies or otherwise terminates employment before age 65, the Participant or his Beneficiary shall be entitled to payments only pursuant to Section 8, subject to the provisions of Section 10. Distributions shall be made within 30 days after the specified payment date.
   b. The Committee shall determine whether a payment shall be made (i) in whole shares of Company Stock equal to the number of hypothetical whole shares of Company Stock to be distributed or (ii) in a combination of whole shares of Company Stock and cash, in such proportions as the Committee deems appropriate. When a payment is made partly in cash, the hypothetical shares of Company Stock then credited to the Participant's Book Account shall be valued, for purposes of the payment, at the fair market value of Company Stock at the time the payment is made. The Committee shall have sole discretion to determine the form of payment.
   c. The Company shall not be required to issue or deliver any certificate for shares of Company Stock before (i) the admission of such shares to listing on any stock exchange on which the Company Stock may then be listed, (ii) completion of any required registration or other qualification of such shares under state or federal law or regulation that the Committee shall, in its sole discretion, determine is necessary or advisable, and (iii) the Committee shall have been advised by counsel that all applicable legal requirements have been complied with.
   d. All benefits under the Plan shall be paid subject to required Applicable Withholding Taxes. Applicable Withholding Taxes will automatcially be withheld from all payments.
10. DEFERRAL OF PAYMENT.
  a. The Committee shall defer payment of a Participant's Plan benefit if and to the extent that the sum of (i) the Participant's Plan benefit, plus (ii) all other compensation paid or payable to the Participant for the fiscal year in which the Plan benefit would otherwise be paid, exceeds the maximum amount of compensation that the Company may deduct under Code Section 162(m) with respect to the Participant for the year. A benefit deferred pursuant to this Section 10(a)
                                      C-3
     shall be paid in the first fiscal year of the Company in which the sum of the Participant's Plan benefit and all other compensation paid or payable to the Participant does not exceed the maximum amount of compensation deductible by the Company under Code Section 162(m). This Section 10(a) shall only apply to Participants and Plan benefits covered by Code Section 162(m) and shall apply only if and to the extent that the deferral will cause the Plan benefits to be deductible in a future year.
   b. The Committee may defer payment of part or all of a Plan benefit with respect to a Participant who is an Insider, to the extent necessary or appropriate to comply with Rule 16b-3.
   c. The Committee shall have sole discretion to determine whether and to what extent Plan benefits are to be deferred pursuant to this Section 10 and when deferred payments shall be made. The Committee's determination shall be final and binding.
11. BENEFICIARY. A Participant may designate, on a form provided by the Committee, one or more Beneficiaries to receive any payments that are to be made under the Plan after the Participant's death. If a Participant makes no valid designation, or if the designated Beneficiary fails to survive the Participant or otherwise fails to receive the benefits, then the Participant's Beneficiary shall be the first of the following persons who survives the Participant: (a) the Participant's spouse (that is, the person to whom the Participant is legally married when the Participant dies), (b) the Participant's surviving descendants, PER STIRPES, or (c) the personal representative of the Participant's estate.
12. FAIR MARKET VALUE OF COMMON STOCK. For purposes of the Plan, if the Company Stock is traded in the over-the-counter market, its fair market value on a given day shall be the mean between the closing bid and asked prices on such day as reported by NASDAQ. If the Company Stock is traded on an exchange, its fair market value on a given day shall be the closing price of the Company Stock on such day on the exchange on which it generally has the greatest trading volume. Fair market value shall be determined as of the applicable date specified in the Plan or, if there are no trades on such date, the value shall be determined as of the last preceding day on which the Company Stock is traded.
13. ADMINISTRATION.
   a. The Plan shall be administered by a Committee of two or more directors of the Company, who shall be appointed by the Board. If and to the extent required by Rule 16b-3, the Committee shall consist solely of disinterested persons as that term is defined in Rule 16b-3. If any member of the Committee fails to qualify as a disinterested person, such person shall immediately cease to be a member of the Committee and shall not take part in future Committee deliberations. The Board from time to time may appoint members of the Committee and may fill vacancies, however caused, in the Committee.
   b. The Committee may adopt rules and regulations from time to time for carrying out the Plan. The Committee may impose such restrictions and requirements on Awards as it deems appropriate to ensure compliance with Rule 16b-3.
   c. The Committee has the express discretionary authority to construe and interpret the Plan, to resolve any ambiguities, to define any terms, to make determinations with respect to the eligibility for or amount of benefits, and to make any other determinations required by the Plan. The interpretation and construction of the Plan's provisions by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. All actions of the Committee shall be binding and conclusive on all persons for all purposes.
14. CHANGE IN CAPITAL STRUCTURE.
   a. In the event of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other change in the Company's capital stock (including, but not limited to options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or other securities to be issued under the Plan, the number and kind of hypothetical shares of stock or other securities allocated to Book Accounts, and any other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.
                                      C-4

   b. In the event the Company distributes to its shareholders as a dividend, or sells or causes to be sold to a Person other than the Company or a subsidiary or affiliate, shares of stock in any corporation (a Spin-off Company) which, immediately before the distribution or sale, was a majority-owned subsidiary of the Company, the Committee shall have the power, in its sole discretion, to make such adjustments as the Committee deems appropriate. The Committee may make adjustments in the number and kind of shares or other securities to be issued under the Plan, the number and kind of hypothetical shares of stock or other securities allocated to Book Accounts, and any other relevant provisions, and, without limiting the foregoing, may substitute securities of the Spin-off Company for securities of the Company. The Committee shall make such adjustments as it determines to be appropriate, considering the economic effect of the distribution or sale on the interests of the Company's shareholders and the Participants in the businesses operated by the Spin-off Company. The Committee's determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares.
   c. If a Change of Control or Corporate Change occurs, the Committee may take such actions with respect to outstanding Awards as the Committee deems appropriate. These actions may include, but shall not be limited to, accelerating the vesting and payment of Awards. The effectiveness of such acceleration shall be conditioned upon the consummation of the applicable Change of Control or Corporate Change.
   d. Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.
15. NUMBER. Up to 2,050,000 shares of Company Stock may be issued pursuant to the Plan, subject to the provisions of Section 14.
16. CLAIMS PROCEDURE.
    a. Each Participant (or Beneficiary of a deceased Participant) shall be entitled to file with the Committee a written claim for benefits under this Plan. The Committee will review the claim. If the claim is denied, in whole or in part, the Committee will furnish the claimant, within 90 days after the Committee's receipt of the claim (or within 180 days after such receipt, if special circumstances require an extension of time), a written notice of denial of the claim containing the following:
        i. Specific reasons for the denial,
        ii. Specific reference to the pertinent Plan provisions on which the denial is based,
        iii. A description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary, and
        iv. An explanation of the claims review procedure.
   b. The claimant may request a review of the claim denial by an appeals committee appointed by the Board. The review may be requested in writing at any time within 90 days after the claimant receives written notice of the denial of his claim. The committee shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall:
        i. Permit the claimant to review any documents that are pertinent to the claim,
        ii. Permit the claimant to submit to the committee issues and comments in writing, and
        iii. Afford the claimant an opportunity to meet with a quorum of the committee as part of the review procedure.
    The committee's decision on review shall be made in writing and shall be issued within 60 days following receipt of the request for review. The period for decision may be extended to a date not later than 120 days after such receipt if the committee determines that special circumstances require an extension. The decision on review shall include specific reasons for the decision and specific references to the Plan provisions on which the decision of the committee is based.
                                      C-5

17. RIGHTS UNDER THE PLAN. Title to and beneficial ownership of all benefits described in the Plan shall at all times remain with the Company. Participation in the Plan, the crediting of amounts to Book Accounts, and the right to receive payments under this Plan shall not give a Participant or Beneficiary any proprietary interest in the Company, any subsidiary or any of their assets. No trust fund shall be created in connection with the Plan, and there shall be no required funding of amounts that may become payable under the Plan. A Participant and his Beneficiary shall, for all purposes, be general creditors of the Company. The interests of a Participant and his Beneficiary in the Plan cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to claims of their creditors. Nothing in the Plan shall confer upon any Participant the right to continue in the employ of the Company or any subsidiary or shall interfere with or restrict in any way the rights of the Company and its subsidiaries to discharge an employee at any time for any reason whatsoever, with or without good cause.
18. TERMINATION OF THE PLAN. Awards may be granted at any time until the Plan is terminated by the Board, or until such earlier date when termination of the Plan shall be required by applicable law.
19. AMENDMENTS. The Board may from time to time make such changes in and additions to the Plan as it may deem proper; provided that, if and to the extent required by Rule 16b-3, no change shall be made that increases the number of shares of Common Stock that may be issued under the Plan (except pursuant to Section 14), expands the class of persons eligible to receive Awards, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders. The Board may unilaterally amend the Plan as it deems appropriate to ensure compliance with Rule 16b-3. Except as provided in the preceding sentence, the termination of the Plan or any change or addition to the Plan shall not, without the consent of a Participant who is adversely affected thereby, alter any Awards previously granted to the Participant.
20. EFFECTIVE DATE. The Plan became effective on June 14, 1984. The 1993 Amendment and Restatement shall be effective as of December 16, 1993, and shall be submitted to the shareholders of the Company for approval. Awards granted before the 1993 Amendment and Restatement shall be governed by the terms of the Plan as in effect before the 1993 Amendment and Restatement, except as provided in Section 9(d) and except to the extent that the Committee, in its sole discretion, specifies otherwise. The provisions of the 1993 Amendment and Restatement shall not apply to an Award granted on or before February 17, 1993 if such provisions would cause the Award to be subject to the limitations of Code Section 162(m).
21. SUCCESSORS. The Plan shall be binding upon the Participants and their Beneficiaries and personal representatives. If the Company becomes a party to any merger, consolidation, reorganization or other corporate transaction, the Plan shall remain in full force and effect as an obligation of the Company or its successor in interest.
22. CONSTRUCTION. The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.
     IN WITNESS WHEREOF, the Company has caused this Plan to be executed on this 24th day of February, 1994.
                                      JAMES RIVER CORPORATION OF VIRGINIA
                                      By /S/ CLIFFORD A. CUTCHINS, IV
                                        Senior Vice President, General Counsel,
                                        Corporate Secretary
                                      C-6

                                                                       EXHIBIT D
                      JAMES RIVER CORPORATION OF VIRGINIA
                            1993 PROFIT SHARING PLAN
                             FOR SALARIED EMPLOYEES
                       EFFECTIVE AS OF DECEMBER 27, 1993
     JAMES RIVER CORPORATION OF VIRGINIA, a Virginia corporation
(the "Company"), hereby adopts the 1993 Profit Sharing Plan for Salaried Employees (the "Plan"), subject to shareholder approval. This Plan supersedes the Company's existing Profit Sharing Plan for Salaried Employees, effective for the Company's fiscal year beginning December 27, 1993, and subsequent years. The Plan has been adopted by the Board of Directors of the Company and will be submitted to the Company's shareholders for approval at the 1994 annual shareholders' meeting.
     1. PURPOSE. The Plan is a bonus plan and is intended to advance the interests of the Company by providing eligible salaried employees with annual incentives to increase the productivity of the Company and its subsidiaries.
     2. DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below unless the context clearly requires a different meaning:
          (a) CODE. The Internal Revenue Code of 1986, as amended.
       (b) COMMITTEE. The compensation committee appointed by the Board to administer this Plan pursuant to Section 9.
          (c) COMPANY. James River Corporation of Virginia and any successor by merger or otherwise.
          (d) DISABLED. The meaning given this term in the James River Corporation of Virginia Long Term Disability Plan, as in effect from time to time.
          (e) DIVESTITURE. A sale or other divestiture by the Company of the business unit in which an employee is employed.
          (f) EARLY RETIREMENT DATE. The meaning given this term in the James River Corporation of Virginia Retirement Plan for Salaried and Other Non-Bargaining Unit Employees, as in effect from time to time.
          (g) JOB ELIMINATION. The elimination of an employee's position under circumstances in which the employee is entitled to salary continuation under the terms of the James River Corporation of Virginia Salary Continuation Plan, as in effect from time to time.
          (h) NON-EXEMPT EMPLOYEE. An employee who is not exempt from the minimum wage and maximum hour requirements of the Fair Labor Standards Act.
          (i) NORMAL RETIREMENT DATE. The meaning given this term in the James River Corporation of Virginia Retirement Plan for Salaried and Other Non-Bargaining Unit Employees, as in effect from time to time.
          (j) PLAN. The James River Corporation of Virginia Profit Sharing Plan for Salaried Employees.
          (k) PROFIT SHARING POOL. The total amount designated to be paid as profit sharing awards for a fiscal year pursuant to Section 5.
          (l) RL. The responsibility level assigned to an employee pursuant to the attached Chart 2.
          (m) SALARY. An employee's base salary in effect as of the last day of the fiscal year (pro rated for employees who are entitled only to a pro rata distribution), plus, in the case of a Non-Exempt Employee, any overtime paid to the employee during the fiscal year.
                                      D-1

     3. ELIGIBILITY.
     (a) Except as provided below, all regular non-bargaining unit salaried employees (excluding employees who participate in other short-term bonus or incentive plans) of the Company and its U.S. and Canadian subsidiaries are eligible to participate in the Plan. Employees who transfer to regular non-bargaining unit salaried status during a fiscal year and eligible employees who cease participating in other short-term bonus or incentive plans will be eligible to participate in this Plan on a time-weighted basis from their date of eligibility. Employees who transfer to hourly or bargaining unit status or who become eligible to participate in other short-term bonus or incentive plans will be eligible to receive PRO RATA awards for the portion of the fiscal year in which the employees were actively at work in an eligible position.
     (b) Except as set forth below, only employees who are employed by the Company or a U.S. or Canadian subsidiary through the end of the applicable fiscal year shall be eligible to receive awards for the fiscal year. Employees who are hired during the fiscal year will participate in the Plan on a time-weighted basis from their date of employment. Employees who die, become Disabled or retire on or after their Early Retirement Date or Normal Retirement Date, and employees whose employment is terminated on account of temporary layoff, Job Elimination or Divestiture of the business unit in which the employee was employed will be eligible to receive pro rata awards for the portion of the fiscal year in which the employees were actively employed by the Company or a subsidiary. For purposes of the Plan, an employee's employment will be considered to be terminated on account of a Divestiture if the employee ceases to be an employee of the Company and its subsidiaries as of the date of, and as a direct result of, the Divestiture of the business unit in which the employee was employed.
     (c) Employees of foreign operations (other than employees of Canadian subsidiaries) will not participate in the Plan.
     4. CRITERIA FOR PROFIT SHARING AWARDS.
     (a) Before the beginning of each fiscal year, the Committee shall establish the performance goals for the year, by establishing in writing the levels of pre-tax, pre-profit sharing profits and return on equity to be used for purposes of Chart 1 for the year. The attached Chart 1 shall be used for the fiscal year beginning in 1993 and each subsequent year until the Committee revises Chart 1 (using the same format and criteria) before the beginning of a fiscal year. The performance goals for a fiscal year may not be modified after the year begins.
     (b) For purposes of the Plan, pre-tax, pre-profit sharing profits and return on equity shall be determined based on the audited financial statements of the Company and its U.S. and Canadian subsidiaries and shall exclude extraordinary charges and income.
     (c) Each eligible employee will be assigned a responsibility level (RL) equating to the employee's salary grade level according to Chart 2.
     (d) Awards will be calculated for each eligible employee based on the employee's Salary multiplied by the applicable bonus percentage. The bonus percentage will be determined by the formula described below.
     5. CALCULATION OF PROFIT SHARING POOL. The total amount designated to be paid as profit sharing awards for the fiscal year (the Profit Sharing Pool) shall be a percentage of the consolidated pre-tax, pre-profit sharing profits, before extraordinary items, of the Company and its U.S. and Canadian subsidiaries for the fiscal year, as determined by return on equity for the year according to Chart 1. The Committee may reduce the total Profit Sharing Pool before the end of the fiscal year if the Committee deems such a reduction to be in the best interests of the Company.
     6. CALCULATION OF INDIVIDUAL AWARDS. After the Profit Sharing Pool is determined pursuant to Section 5, individual awards will be calculated for all eligible employees as follows:

                                                                                  Profit
Individual               Employee's                Employee's RL               Sharing Pool
   Award        =          Salary         x        Salary-Weighted      x      Total Eligible
                                                   Average RL for               Employees'
                                                    All Eligible                 Salaries
                                                     Employees

     7. FINAL EMPLOYEE AWARD.
     (a) An employee's profit sharing award for a fiscal year will be the award computed for the employee pursuant to Section 6; provided, however, that an employee's profit sharing award may not exceed $1,000,000 for any fiscal year. If an employee's award would otherwise exceed this limit, the amount in excess of this limit shall be added back to the Profit Sharing Pool and allocated to the other eligible employees according to the formula described above.
     (b) Before any profit sharing awards may be paid for a fiscal year, the Committee shall certify that the performance goals set forth in Chart 1 and the other requirements of the Plan have been satisfied for the fiscal year. No payments shall be made unless and until the Committee makes this certification.
     8. PAYMENT OF AWARDS.
     (a) Awards shall be paid in cash as soon as is practicable following the end of the fiscal year for which they are computed. All awards under the Plan shall be paid subject to federal, state and local income and payroll tax withholding.
     (b) An employee shall receive no profit sharing award for a year if the employee's employment with the Company and its subsidiaries terminates prior to the last day of the fiscal year for any reason other than death, Disability, retirement on or after the employee's Early Retirement Date or Normal Retirement Date, temporary layoff, Job Elimination or a Divestiture of the business unit in which the employee was employed. An employee who terminates employment for one of the reasons described in the preceding sentence shall receive a pro rata award pursuant to Section 3(b). An employee shall not forfeit an award if the employee terminates employment after the end of the applicable fiscal year, but prior to the distribution of the award for such year.
     (c) If an employee dies and is subsequently entitled to receive an award under the Plan, the award shall be paid to the personal representative of the employee's estate.
     9. ADMINISTRATION.
     (a) The Plan shall be administered by the compensation committee of the Board of Directors (the Committee), which shall be comprised solely of two or more outside directors, as that term is defined for purposes of Code Section 162(m). If any member of the Committee fails to qualify as an outside director, such person shall immediately cease to be a member of the Committee and shall not take part in future Committee deliberations.
     (b) The Committee may adopt rules and regulations for carrying out the Plan, and the Committee may take such actions as it deems appropriate to ensure that the Plan is administered in the best interests of the Company. The Committee has the authority to construe and interpret the Plan, resolve any ambiguities, and make determinations with respect to the eligibility for or amount of benefits. The interpretation, construction and administration of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.
     10. RIGHTS. Participation in the Plan and the right to receive bonuses under the Plan shall not give an employee any proprietary interest in the Company, any subsidiary or any of their assets. No trust fund shall be created in connection with the Plan, and there shall be no required funding of amounts that may become payable under the Plan. An employee shall for all purposes be a general creditor of the Company. The interests of an employee cannot be assigned, anticipated, sold, encumbered or pledged and shall not be subject to the claims of his creditors. Nothing in the Plan shall confer upon any employee the right to continue in the employ of the Company or any subsidiary or shall interfere with or restrict in any way the right of the Company and its subsidiaries to discharge an employee at any time for any reason whatsoever, with or without cause.
     11. SUCCESSORS. The Plan shall be binding on the employees and their personal representatives. If the Company becomes a party to any merger, consolidation, reorganization or other corporate transaction, the Plan shall remain in full force and effect as an obligation of the Company or its successor in interest.
     12. AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan at any time as it deems appropriate; provided that (i) no amendment or termination of the Plan after the end of a fiscal year may increase or decrease the total profit sharing awards for the fiscal year just ended and (ii) to the extent required to meet the requirements of Code Section 162(m) for performance-based compensation, any amendment that makes a material change to the Plan must be approved by the shareholders of the Company. The Board is specifically authorized to amend the Plan as necessary or appropriate to comply with Code
Section 162(m) and regulations issued thereunder.
                                      D-3

     13. INTERPRETATION. If any provision of the Plan would cause the Plan to fail to meet the Code Section 162(m) requirements for performance-based compensation, then that provision of the Plan shall be void and of no effect. The Plan shall be interpreted according to the laws of the Commonwealth of Virginia.
     IN WITNESS WHEREOF, the Company has caused this Plan to be executed this 24th day of February, 1994.
                                      JAMES RIVER CORPORATION OF VIRGINIA
                                      By: /S/ CLIFFORD A. CUTCHINS, IV
                                        Senior Vice President, General Counsel,
                                        Corporate Secretary
                                      D-4

Appendix (1) Exhibit D

Narrative description of graphic material pursuant to Rule 304(a) of Regulation S-T


Chart 1:        A graph showing the corporate return on equity on the x-axis ranging from zero to thirty and the profit sharing pool as a percent of pretax dollars on the y-axis ranging from zero to ten.

        The curve starts at two on the x-axis and intersects at 8.5% pretax dollars and 10% corporate return on equity and then flattens out at 9% net pretax profit from 14% to 30% corporate return on equity.








Chart 2:        A chart showing salary grades (SG), ranging from 20 to 74 and the corresponding responsibility levels (RL) for each grade ranging from .50 to 6.35.







                                      PROXY
                       JAMES RIVER CORPORATION OF VIRGINIA
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Clifford A. Cutchins, IV, Stephen E. Hare, and
E. Lee Showalter (each with power to act alone and with power of substitution) as proxies and hereby authorizes them to represent and vote, as directed, all the shares of Common Stock of James River Corporation of Virginia held of record by the undersigned on February 17, 1994, upon all matters properly coming before the Annual Meeting of Shareholders to be held on April 28, 1994, and any adjournment thereof.

If no direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.
        The Board of directors recommends a vote FOR Items 1, 2, 3, 4, 5, and 6

1. Election of Directors, Nominees:      FOR (  )    WITHHELD (  )
   Bemiss, Burgin, Clark, Comfort, Daniel, Gottwald, O'Neil, Piemont, Whittemore, and Williams

   FOR, except vote WITHHELD from the following nominees:

   ___________________________________________________________________________

2. Approval of Coopers & Lybrand as independent accountants
                 FOR (  )    AGAINST (  )    ABSTAIN (  )
3. Amend and restate the Stock Purchase Plan
                 FOR (  )    AGAINST (  )    ABSTAIN (  )
4. Amend and restate the 1987 Stock Option Plan
                 FOR (  )    AGAINST (  )    ABSTAIN (  )
5. Amend and restate the Deferred Stock Plan
                 FOR (  )    AGAINST (  )    ABSTAIN (  )
6. Adopt the 1993 Profit Sharing Plan for Salaried Employees
                 FOR (  )    AGAINST (  )    ABSTAIN (  )
                           (Continued and to be signed on the reverse.)

                           (Continued from other side)
               The Board of Directors recommends a vote AGAINST Item 7.
7. Shareholder proposal - MacBride Principles
                 FOR (  )    AGAINST (  )    ABSTAIN (  )
8. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                             Please sign exactly as name
                                             appears at left. Executors,
                                             trustees, etc. should so indicate
                                             when signing. If a corporation,
                                             sign in full corporate name by
                                             authorized officer. If a
                                             partnership, sign in partnership
                                             name by authorized person.

                                             __________________________________

                                             __________________________________


                                             Dated ______________________, 1994
                                              Please date, sign and return this
                                                Proxy in the enclosed envelope.